FTI INTERNATIONAL EQUITY FUND

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Shareholders' Meeting scheduled for March 22, 2002 at 11:00 a.m. Eastern time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Trustees' recommendations on page [ ] of the proxy statement.

We urge you to spend a few minutes reviewing the proposals in the proxy statement. Then, fill out the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236).

                          TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.

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                          FTI INTERNATIONAL EQUITY FUND
                             (a series of FTI Funds)
                              One Franklin Parkway
                        San Mateo, California 94403-1906

Dear Shareholders:

      Enclosed is a Notice of Meeting for a Special Shareholders' Meeting ("Meeting") of FTI International Equity Fund ("FTI Fund," or the "Fund"), which is a series of FTI Funds ("FTI Trust"). The Meeting is scheduled for March 22, 2002 at 11:00 a.m. Eastern time at 600 Fifth Avenue, New York, NY 10020. The accompanying materials describe an important proposal that may affect the future of FTI Fund. We ask you to give this your prompt attention and vote via the enclosed proxy card.

                  PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
                         RETURN THE ENCLOSED PROXY CARD

      This Meeting is very important. The Trustees of your Fund unanimously recommend that you consider and approve an Agreement and Plan of Reorganization that would result in your shares of FTI Fund being exchanged for those of a fund called Templeton Foreign Fund ("Templeton Fund"), a series of the Templeton Funds, Inc. ("Templeton Company"). If the shareholders of your Fund approve the proposal, you will receive shares of Templeton Fund equal in value to your investment in FTI Fund. You will no longer be a shareholder of FTI Fund, and you will instead be a shareholder of Templeton Fund. FTI Fund will no longer exist after the reorganization is completed. You will be able to buy shares of Templeton Fund without a sales charge.

      The proposed transaction is intended to be tax-free, which means that you will not have a taxable gain or loss on the exchange of your shares.

      The Trustees recommend this transaction because of: a) the compatibility of the investment policies of FTI Fund and Templeton Fund; b) Templeton Fund's lower fees and expenses; and c) Templeton Fund's historically better performance. Also, Templeton Fund has a significantly larger asset base than FTI Fund. The greater asset size of Templeton Fund is expected to benefit the shareholders of FTI Fund through economies of scale which may continue to result in lower annual expense ratios and a more stable base for asset management. FTI Fund shareholders may also benefit from the ability to exchange their shares of Templeton Fund for other Franklin Templeton Funds. Templeton Global Advisors Limited ("Global Advisors") manages Templeton Fund. Fiduciary International, Inc. ("Fiduciary International") manages FTI Fund. Templeton Fund has investment goals and investment policies that are similar to those of FTI Fund.

   Please take the time to review this document and vote now. The Trustees of your Fund unanimously recommend that you vote in favor of this proposal.

[] To ensure that your vote is counted, indicate your position on the enclosed proxy card.

[] Sign and return your card promptly.

[] You may also vote by telephone or over the Internet.

[] If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.

Thank you for your attention to this matter.

                                                      Sincerely,



                                                      Gregory E. Johnson
                                                      President

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                          FTI INTERNATIONAL EQUITY FUND
                             (a series of FTI Funds)
                              One Franklin Parkway
                        San Mateo, California 94403-1906
                   NOTICE OF SPECIAL SHAREHOLDERS' MEETING
                          To be held on March 22, 2002

To the Shareholders of FTI International Equity Fund:

      NOTICE IS HEREBY GIVEN that a Special Shareholders' Meeting ("Meeting") of FTI International Equity Fund ("FTI Fund"), a series of FTI Funds ("FTI Trust"), will be held at 600 Fifth Avenue New York, New York 10020 on March 22, 2002 at 11:00 a.m. Eastern time. The Meeting is being called for the following purposes:

      1. To approve or disapprove an Agreement and Plan of Reorganization ("Plan") between FTI Trust on behalf of FTI Fund and Templeton Funds, Inc. ("Templeton Company") on behalf of Templeton Foreign Fund ("Templeton Fund") that provides for (i) the acquisition of substantially all of the assets of FTI Fund by Templeton Fund in exchange for shares of Templeton Fund, (ii) the distribution of such shares to the shareholders of FTI Fund, and (iii) the complete liquidation and dissolution of FTI Fund. Shareholders of FTI Fund will receive Advisor Class shares of Templeton Fund with an aggregate net asset value equal to the aggregate net asset value of such shareholder shares in FTI Fund.

      2. To transact any other business, not currently contemplated, that may properly come before the meeting.

      The Plan in the attached Prospectus/Proxy Statement describes the transaction more completely. A copy of the Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

      Shareholders of record as of the close of business on February 15, 2002 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                            By Order of the Board of Trustees,


                                                               Murray L. Simpson
                                                                       Secretary
San Mateo, California
February 25, 2002

You are invited to attend the meeting, but if you cannot do so, the Board of Trustees urges you to complete, date, sign, and return the enclosed proxy card in the enclosed postage-paid return envelope. It is important that you return your signed proxy card promptly so that a quorum may be ensured, and the costs of further solicitations avoided. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to FTI Trust at any time the proxy is exercised or by voting in person at the Meeting.

                         Prospectus and Proxy Statement

When reading this Prospectus/Proxy Statement, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

                                TABLE OF CONTENTS

PAGE

Cover Page                                                            Cover

Summary
      What proposal am I voting on?
      How will the shareholder voting be handled?

Comparisons of Some Important Features
      How do the investment goals and policies of the Funds compare? What are the risks of an investment in the Funds?
      Who manages the Funds?
      What are the fees and expenses of each of the Funds and what might they be after the Transaction?
      How do the performance records of the Funds compare?
      Where can I find more financial information about the Funds? What are other key features of the Funds?

Reasons for the Transaction

Information about the Transaction How will the Transaction be carried out?
      Who will pay the expenses of the Transaction?
      What are the tax consequences of the Transaction?
      What should I know about the shares of Templeton Fund?
      What are the capitalizations of the Funds and what might the capitalization be after the Transaction?

Comparison of Investment Goals and Policies
      Are there any significant differences between the investment goals and strategies of the Funds?
      How do the fundamental investment restrictions of the Funds differ? What are the risk factors associated with investments in the Funds?

      TABLE OF CONTENTS (continued)
                                                                           PAGE
Voting Information
      How many votes are necessary to approve the Plan?
      How do I ensure my vote is accurately recorded?
      Can I revoke my proxy?
      What other matters will be voted upon at the Meeting?
      Who is entitled to vote?
      What other solicitations will be made?
      Are there dissenters' rights?

Information about Templeton Fund

Information about FTI Fund

Principal Holders of Shares

Glossary - Useful Terms and Definitions

Exhibits to Prospectus and Proxy Statement

Exhibit A - Agreement and Plan of Reorganization between FTI Funds on behalf of FTI International Equity Fund and Templeton Funds, Inc. on behalf
of Templeton Foreign Fund                                                   A-1

Exhibit B - Prospectus of Templeton Foreign Fund -
Advisor Class dated January 1, 2002 (enclosed)

Exhibit C - Annual Report to Shareholders of Templeton
Foreign Fund dated August 31, 2001 (enclosed)



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                         PROSPECTUS AND PROXY STATEMENT
                             Dated February 25, 2002
                          Acquisition of the Assets of
                          FTI INTERNATIONAL EQUITY FUND
                             (a series of FTI Funds)
                              One Franklin Parkway
                        San Mateo, California 94403-1906
                                 (650) 312-2000

                        By and in Exchange for Shares of
                             TEMPLETON FOREIGN FUND
                       (a series of Templeton Funds, Inc.)
                           500 East Broward Boulevard
                                   Suite 2100
                         Fort Lauderdale, Florida 33394
                                 (954) 527-7500

      This Prospectus/Proxy Statement solicits proxies to be voted at a Special Shareholders' Meeting (the "Meeting") of FTI International Equity Fund ("FTI Fund," or the "Fund"), which is a series of the FTI Funds ("FTI Trust"), to approve or disapprove an Agreement and Plan of Reorganization (the "Plan"). If shareholders of FTI Fund vote to approve the Plan, substantially all of the assets of FTI Fund will be acquired by, and in exchange for, shares of Templeton Foreign Fund ("Templeton Fund"), a series of Templeton Funds, Inc. ("Templeton Company").

      The Meeting will be held at 600 Fifth Avenue New York, New York 10020 on March 22, 2002 at 11:00 a.m. Eastern time. The Board of Trustees of FTI Trust on behalf of FTI Fund is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about February 28, 2002.

      If FTI Fund shareholders vote to approve the Plan, you will receive shares of Templeton Fund equal in value to your investment in FTI Fund. FTI Fund will then be liquidated and dissolved.


     Both FTI Fund and Templeton Fund invest primarily in international securities. Also, the investment goals of FTI Fund and Templeton Fund are substantially the same. Templeton Fund's investment goal is long-term capital growth. FTI Fund's investment goal is growth of principal. Fiduciary International, Inc. ("Fiduciary International") serves as investment adviser to FTI Fund. Templeton Global Advisors Limited ("Global Advisors") serves as investment adviser to Templeton Fund.

   This Prospectus/Proxy Statement gives the information about the proposed reorganization and Templeton Fund that you should know before voting on the Plan. You should retain it for future reference. Additional information about Templeton Fund and the proposed reorganization has been filed with the SEC and can be found in the following documents:

   The Prospectus of Templeton Fund - Advisor Class dated January 1, 2002 (the "Templeton Fund Advisor Class Prospectus"), is attached to and considered a part of this Prospectus/Proxy Statement.

   The Annual Report to Shareholders of Templeton Fund dated August 31, 2001, which contains financial and performance information for Templeton Fund, is attached to and considered a part of this Prospectus/Proxy Statement.

   A Statement of Additional Information dated February 25, 2002 relating to this Prospectus/Proxy Statement has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

  You may request a free copy of the SAI relating to this Prospectus/Proxy Statement or any of the documents referred to above without charge by calling 1-800/DIAL-BEN(R) or by writing to Templeton Fund or FTI Trust at P.O. Box 33030, St. Petersburg, FL 33733-8030.

  The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

  Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

                                     SUMMARY

      This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit
A), the Templeton Fund Advisor Class Prospectus (enclosed as Exhibit B) and the Annual Report to Shareholders of Templeton Fund (enclosed as Exhibit C).

What proposal am I voting on?

      At a meeting held on January 16, 2002, the Board of Trustees of FTI Trust on behalf of FTI Fund considered a proposal to merge FTI Fund into Templeton Fund, approved the Plan and voted to recommend that shareholders of FTI Fund vote to approve the Plan. If shareholders of FTI Fund vote to approve the Plan, it will result in the transfer of substantially all of FTI Fund's assets to Templeton Fund, in exchange for shares of Templeton Fund of equal value. The shares of Templeton Fund will then be distributed to FTI Fund shareholders and FTI Fund will be completely liquidated and dissolved. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the "Transaction.") As a result of the Transaction, you will cease to be a shareholder of FTI Fund and will become a shareholder of Templeton Fund. The exchange will occur on the closing date of the Transaction, which is the specific date on which the Transaction takes place.

      Your shares of FTI Fund will be exchanged for shares of Templeton Fund of equal value.

      Global Advisors manages Templeton Fund. The investment goals of FTI Fund and Templeton Fund are substantially the same. However, Templeton Fund has policies that are similar, but not identical, to those of FTI Fund. For the reasons set forth in the "Reasons for the Transaction" section of this Prospectus/Proxy Statement, the Board of Trustees of FTI Trust, on behalf of FTI Fund, has determined that the Transaction is in the best interests of the shareholders of FTI Fund. The Board of Trustees of FTI Trust and the Board of Directors of Templeton Company also concluded that no dilution in value would result to the shareholders of FTI Fund or Templeton Fund as a result of the Transaction.

                  THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
                            VOTE TO APPROVE THE PLAN.


How will the shareholder voting be handled?

    Shareholders who own shares at the close of business on February 15, 2002 will be entitled to vote at the Meeting, and will be entitled to one vote for each dollar (and a fractional vote for each fractional dollar thereof) of net asset value (computed as the number of shares owned times the net asset value per share) of shares. Approval of the Transaction requires the affirmative vote of the lesser of (i) a majority of the outstanding shares of the Fund, or (ii) 67% or more of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented ("Affirmative Majority Vote").

   Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing and signing the enclosed proxy card or voting by telephone or over the Internet. If you vote by any of these three methods, the persons appointed as proxies will officially cast your votes at the Meeting.

   You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. You may also attend the Meeting and cast your vote in person at the Meeting. For more details about shareholder voting, see the "Voting Information" section of this Prospectus/Proxy Statement.

                    COMPARISONS OF SOME IMPORTANT FEATURES

How do the investment goals and policies of the Funds compare?

      Both FTI Fund and Templeton Fund invest primarily in international securities. Also, FTI Fund and Templeton Fund's investment goals are substantially the same. The investment goal of Templeton Fund is long-term capital growth. FTI Fund's investment goal is growth of principal. Although both FTI Fund and Templeton Fund (the "Funds") focus on equity investments in companies located outside the United States, there are differences in the strategies pursued by each Fund.

      The main differences between the strategies of FTI Fund and Templeton Fund are: (i) Templeton Fund has no restrictions on its investments in emerging markets (although Templeton Fund historically has limited investments in emerging markets securities to no more than 20% of its assets), while FTI Fund limits emerging market exposure to 20% of its total assets; (ii) FTI Fund can invest up to 35% of its total assets in investment grade debt securities while Templeton Fund may invest up to 25% of its total assets in lower rated debt securities (rated CCC or better by a nationally recognized statistical rating organization); and (iii) Templeton Fund may invest up to 15% of its total assets in securities that are not listed on a recognized U.S. or foreign securities exchange, including up to 10% in securities with a limited trading market, while FTI Fund may invest up to 15% of its net assets in illiquid securities.

    For more information about the investment goals and policies of FTI Fund and Templeton Fund, please see the section "Comparison of Investment Goals and Policies."

What are the risks of an investment in the Funds?

      Investments in Templeton Fund and FTI Fund involve risks common to most mutual funds. There is no guarantee against losses resulting from an investment in either Fund, or that either Fund will achieve its investment goals. Both Funds are subject to the risks posed by investing primarily in the equity securities of foreign companies.

      The risks associated with an investment in each Fund are similar and include equity securities, debt securities, foreign investing, and currency risks.

      For more information about the risks of the Funds, see the section "What are the risk factors associated with investments in the Funds?" under the heading "Comparison of Investment Goals and Policies."

Who manages the Funds?

      The management of the business and affairs of the Funds is the responsibility of the Board of Trustees of FTI Trust (in the case of FTI Fund) and the Board of Directors of Templeton Company (in the case of Templeton Fund). Each Fund is an open-end, registered management investment company, commonly referred to as a "mutual fund." Templeton Company was organized as a Maryland corporation on August 15, 1977 and is registered with the SEC. FTI Trust was organized as a Massachusetts business trust on October 18, 1995 and also is registered with the SEC.

    Fiduciary International is the investment manager of FTI Fund. Global Advisors manages the assets for Templeton Fund. Fiduciary International is an indirect, wholly owned subsidiary of Franklin Resources, Inc. ("Resources") and Global Advisors is also and indirect, wholly owned subsidiary of Resources. Resources is a publicly owned company engaged in various aspects of the financial services industry through its subsidiaries. Together, Fiduciary International, Global Advisors and their respective affiliates serve as investment manager or administrator to 53 registered investment companies, with approximately 162 U.S.-based funds or series. They have over $264 billion in combined assets under management for more than 5 million U.S.-based mutual fund shareholder and other accounts. The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr.

Templeton Fund's lead portfolio manager is:

Jeffrey A. Everett CFS, Executive Vice President of Global Advisors   Mr.
Everett has been a manager of Templeton Fund since 1993. He joined Franklin Templeton Investments in 1989.

The following individuals have secondary portfolio management responsibilities for Templeton Fund:

Dale A. Winner CFA, Portfolio Manager of Global Advisors
Mr. Winner has been a manager of Templeton Fund since 2001. He joined Franklin Templeton Investments in 1995.

Murdo Murchison CFA, Portfolio Manager of Global Advisors Mr. Murchison has been a manager of Templeton Fund since January 2001. He joined Franklin Templeton Investments in 1993.

The team responsible for FTI Fund's day-to day management is:

Sheila Hartnett-Devlin CFA, Executive Vice President of Fiduciary Trust Company International Ms. Hartnett-Devlin has been a manager of FTI Fund since its inception. She joined Fiduciary Trust Company International in 1980.

William Yun, CFA, Director and President of Fiduciary Trust Company International Mr. Yun has been a manager of FTI Fund since its inception. He joined Fiduciary Trust Company International in 1992.


    Templeton Fund has a management agreement with Global Advisors under which Global Advisors receives a management fee based on the schedule below:

---------------------------------------------------------------
Annual Rate       Net Assets
---------------------------------------------------------------
0.750%            First $200 million
---------------------------------------------------------------
0.675%            Over $200 million - $1.3 billion
---------------------------------------------------------------
0.600%            Over $1.3 billion
---------------------------------------------------------------

    Templeton Company also pays a separate administration fee (based on the combined assets of its two series, including Templeton Fund) to FT Services equal to:

---------------------------------------------------------------
Annual Rate       Average Daily Net Assets
---------------------------------------------------------------
0.150%            First $200 million
---------------------------------------------------------------
0.135%            Over $200 - $700 million
---------------------------------------------------------------
0.100%            Over $700 million - $1.2 billion
---------------------------------------------------------------
0.075%            Over $1.2 billion
---------------------------------------------------------------

    Each class of Templeton Fund pays its proportionate share of the management and administration fee.

    FTI Fund has a management agreement with Fiduciary International under which Fiduciary International receives a management fee based on the schedule below:

---------------------------------------------------------------
Annual Rate       Average Daily Net Assets
---------------------------------------------------------------
1.00%             All assets
---------------------------------------------------------------


    FTI Trust pays a separate administration fee to FT Services equal to:

---------------------------------------------------------------
Annual Rate       Average Daily Net Assets
---------------------------------------------------------------
0.200%            All assets
---------------------------------------------------------------



What are the fees and expenses of each of the Funds and what might they be after the Transaction?

      The table below describes the fees and expenses of the Funds for the 12-month period ended August 31, 2001.

                                  FEE TABLE FOR
                           FTI FUND AND TEMPLETON FUND

                                  Actual+                         Projected++
                                  ---------------------------------------------
                                                                    Templeton
                                                     Templeton        Fund-
                                                       Fund-         Advisor
                                         FTI          Advisor      Class After
                                         Fund          Class      Transaction
--------------------------------------------------------------------------------
Shareholder Transaction Expenses*
 Maximum Sales Charge
 (as a percentage of Offering Price)    None           None            None
   Paid at time of purchase             None           None            None
   Paid at time of redemption           None           None            None
 Exchange Fee (per transaction)         None           None            None

Annual Fund Operating Expenses
(as percentage of average net assets)
 Management Fees                        1.00%          0.61%           0.61%
 Distribution and service (12b-1) Fees  None/1         None            None
 Other Expenses                         0.46%/2        0.32%           0.32%
                                        ---------------------------------------
 Total Annual Fund Operating Expenses   1.46%/2        0.93%           0.93%
                                        ---------------------------------------

+ Information for FTI Fund is provided for the 12 month period ended August 31, 2001. Information for Templeton Fund is provided for its fiscal year ended August 31, 2001.
++ Projected expenses based on current and anticipated Templeton Fund expenses.
* If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
1. FTI Fund did not pay or accrue the distribution and service (12b-1) fee during the fiscal year ended November 30, 2001. FTI Fund has no present intention of paying or accruing the distribution and service (12b-1) fee during the fiscal year ending November 30, 2002.
2. For the period ended August 31, 2001, FTI Fund's manager agreed to assume as its own certain operating expenses otherwise payable by the Fund. With this reduction, other expenses of the Fund equaled 0.20% and total operating expenses of the Fund equaled 1.20%.


Example

   This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

[] You invest $10,000 for the periods shown;
[] Your investment has a 5% return each year;
[] The Fund's operating expenses remain the same; and
[] You sell your shares at the end of the periods shown.

   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 Year    3 Years    5 Years    10 Years
                                      ------    -------    -------    --------
FTI Fund                               $149       $462       $797      $1,746
Templeton Fund - Advisor Class
                                        $95       $296       $515      $1,143
Projected Templeton Fund - Advisor
Class (after Transaction)               $95       $296       $515      $1,143

How do the performance records of the Funds compare?

The performance of the Funds as of December 31, 2001, is shown below:

      Average Annual Total Returns

   -----------------------------------------------------------------------------
                     Inception                                          Since
                     ---------                                          -----
                      Date        1 Year      3 Years    5 Years   Inception/2
                      ----        ------      -------    -------   -----------
--------------------------------------------------------------------------------
FTI Fund            12/22/95     -29.71%      -8.80%     -0.60%       1.51%
--------------------------------------------------------------------------------
Templeton Fund
-Advisor Class/1    10/5/82/1     -7.68%       7.53%      5.50%      13.82%
--------------------------------------------------------------------------------

1. Effective January 2, 1997, Templeton Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 2, 1997, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.
2. The average annual total returns listed are based on the inception dates for FTI Fund and Templeton Fund, respectively. These dates are different, as noted in the table.

Where can I find more financial information about the Funds?

      The Templeton Fund Advisor Class Prospectus (enclosed as Exhibit B) as well as the current Annual Report to Shareholders (enclosed as Exhibit C) contain additional financial information about Templeton Fund. The Annual Report to Shareholders of Templeton Fund also has discussions of Templeton Fund's performance during the fiscal year ended August 31, 2001.

      The FTI Fund Prospectus, as well as the Annual Report to Shareholders for FTI Fund, contain more financial information about FTI Fund. These documents are available free of charge upon request (see the section "Information About FTI Fund").

What are other key features of the Funds?

The Funds use the same service providers for the following services:

      Custody Services. JPMorgan Chase Bank, MetroTech Center, Brooklyn, NY 11245, acts as the custodian of the securities and other assets of both FTI Fund and Templeton Fund.

      Transfer Agency Services. Investor Services, a wholly owned subsidiary of Resources, is the shareholder servicing agent and acts as the transfer agent and dividend-paying agent for FTI Fund and Templeton Fund.

      Administrative Services. FT Services, a wholly owned subsidiary of Resources, provides certain administrative facilities and services to Templeton Fund and FTI Fund under the same terms and conditions. The fees paid by Templeton Fund are lower.

      Distribution Services. Distributors acts as the principal underwriter in the continuous public offering of the Funds' shares under the same terms and conditions for the Funds.

      Distribution and Service (12b-1) Fees. Advisor Class of Templeton Fund has not adopted a Rule 12b-1 plan. FTI Trust has adopted a Rule 12b-1 plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of FTI Fund shares. FTI Trust has no present intention to activate the Rule 12b-1 plan and Distributors has no present intention to collect any fees pursuant to the Plan. If FTI Trust were to activate the Rule 12b-1 plan, it would be permitted to pay up to 0.25% of the average net assets of FTI Fund as a distribution fee to Distributors. Because 12b-1 fees would be paid out of FTI Fund's assets on an ongoing basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges.

      For more information regarding Templeton Fund's distribution expenses, please see "The Underwriter" in its current SAI dated January 1, 2002.

    Purchases and Redemptions. FTI Fund and Advisor Class shares of Templeton Fund do not impose sales charges, but restrict purchases to certain qualified investors.

    You may sell (redeem) your shares at any time. Shares of Templeton Fund also may be exchanged at NAV for shares of many of the other Franklin Templeton Funds, subject to certain limitations, as provided in the prospectus of the respective Franklin Templeton Fund. Because an exchange is technically a sale and a purchase of shares, an exchange is a taxable transaction.

    Shares of Templeton Fund and FTI Fund may be redeemed at NAV.

    Additional information and specific instructions explaining how to buy, sell, and exchange shares of Templeton Fund and FTI Fund are outlined in the Templeton Fund Advisor Class Prospectus under the heading "Your Account," and FTI Trust Prospectus beginning with the section "How to Purchase Shares," respectively. The accompanying Templeton Fund Prospectus also lists phone numbers for you to call if you have any questions about your account under the heading "Questions." These instructions and phone numbers are the same for each Fund.

    Dividends and Distributions. Templeton Fund intends to make a distribution at least annually from its net investment income and any net realized capital gains. FTI Fund pays any dividends and any capital gains at least annually to shareholders. The amount of any distributions will vary, and there is no guarantee a fund will pay either income dividends or capital gain distributions. Neither FTI Fund nor Templeton Fund pays "interest" or guarantees any amount of dividends or return on an investment in its shares.

    The tax implications of an investment in each Fund are generally the same. For more information about the tax implications of investments in Templeton Fund, see the attached Templeton Fund Prospectus under the heading "Distributions and Taxes." For more information about the tax implications of investments in FTI Fund, see the FTI Fund Prospectus under the heading "Account and Share Information-Tax Information."


                           REASONS FOR THE TRANSACTION

      The Board of Trustees of FTI Trust ("FTI Board") on behalf of FTI Fund has recommended the acquisition of substantially all of the assets of FTI Fund by Templeton Fund in exchange for shares of Templeton Fund and the distribution of such shares to the shareholders of FTI Fund in complete liquidation and dissolution of FTI Fund (the "Transaction") in order to combine FTI Fund with a larger fund that has similar goals and investment policies.

      Meetings of the FTI Board were held on September 12, 2001, November 14, 2001, and January 16, 2002 to consider the proposed Transaction. In addition, the independent Trustees held a separate meeting to consider this matter. The independent Trustees and the FTI Board have been advised on this matter by independent counsel to the Fund.

      The FTI Board requested and received from Global Advisors written materials containing relevant information about Templeton Fund and the proposed Reorganization, including fee and expense information on an actual and future estimated basis, and comparative performance data.

      The FTI Board considered the potential benefits and costs of the Transaction to shareholders of FTI Fund. The FTI Board reviewed detailed information about: (1) the investment objectives and policies of Templeton Fund,
(2) the portfolio management of Templeton Fund, (3) the financial and organizational strength of Global Advisors, (4) the comparability of the investment goals, policies, restrictions and investments of FTI Fund with those of Templeton Fund, (5) the comparative short-term and long-term investment performance of Templeton Fund and FTI Fund, (6) the current expense ratios of Templeton Fund and FTI Fund, (7) the expenses related to the transactions, (8) the tax consequences of the Transaction, and (9) the general characteristics of investors in FTI Fund.

      The FTI Board also considered that: (a) the investment advisory fee for Templeton Fund was significantly lower than such fee for FTI Fund; (b) the expenses for shareholders in the combined fund will be significantly lower even taking into account waivers of fees and assumption of expenses by Fiduciary International; (c) Templeton Fund had significantly better performance over the most recent one, three, and five-year periods; (d) the relatively small asset size of FTI Fund had prevented it from realizing significant economies of scale in reducing its expense ratio (absent waivers of fees and assumption of expenses by Fiduciary International); (e) based on FTI Fund's historical asset growth, its assets were unlikely to grow sufficiently in the foreseeable future to result in significant economies of scale; (f) FTI Fund shareholders would have the ability to invest current account assets in additional investment options, without a sales charge, through the exchange privilege into other Franklin Templeton Funds; (g) FTI Fund shareholders would have the ability in the future to purchase additional shares of many of the Franklin Templeton Funds without a sales charge; and (h) Templeton Fund offers more frequent shareholder reporting.

      Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the FTI Board, including all of the Trustees who are not interested persons of FTI Fund, concluded that the Transaction is in the best interests of the shareholders of FTI Fund and that no dilution of value would result to the shareholders of FTI Fund from the Transaction. It approved the Plan on January 16, 2002 and recommended that shareholders of FTI Fund vote to approve the Transaction.

      The Board of Directors of Templeton Company, on behalf of Templeton Fund, also concluded that the Transaction is in the best interests of the shareholders of Templeton Fund and that no dilution of value would result to the shareholders of Templeton Fund from the Transaction.

      FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PLAN.

                        INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan. You should read the actual Plan. It is attached as Exhibit A.

How will the Transaction be carried out?

      If the shareholders of FTI Fund approve the Plan, the Transaction will take place after various conditions are satisfied by FTI Trust, on behalf of FTI Fund, and by Templeton Company, on behalf of Templeton Fund, including the preparation of certain documents. FTI Trust and Templeton Company will determine a specific date, called the "closing date," for the actual Transaction to take place. If the shareholders of FTI Fund do not approve the Plan, the Transaction will not take place.

      Until the close of business on the day of the Meeting, you may continue to add to your existing account subject to your applicable minimum additional investment amount or buy additional shares through the reinvestment of dividend and capital gain distributions. If shareholders of FTI Fund approve the Plan at the Meeting, shares of FTI Fund will no longer be offered for sale to existing shareholders, except for the reinvestment of dividend and capital gain distributions or through established automatic investment plans.

      If the shareholders of FTI Fund approve the Plan, FTI Fund will transfer substantially all of its assets on the closing date, which is scheduled for March 27, 2002 or such other later date as FTI Trust and Templeton Company may agree, to Templeton Fund. In exchange, Templeton Company will issue shares of Templeton Fund that have a value equal to the dollar value of the assets delivered to Templeton Fund. FTI Trust will distribute the Templeton Fund shares it receives to the shareholders of FTI Fund. Each shareholder of FTI Fund will receive a number of Templeton Fund shares with an aggregate net asset value equal to the aggregate net asset value of his or her shares of FTI Fund. The stock transfer books of FTI Fund will be permanently closed as of 4:00 p.m. Eastern time on the closing date. FTI Fund will only accept requests for redemptions received in proper form before 4:00 p.m. Eastern time on the closing date. Requests received after that time will be considered requests to redeem shares of Templeton Fund. As soon as is reasonably practicable after the transfer of its assets, FTI Fund will pay or make provision for payment of all its liabilities. FTI Fund will then terminate its existence as a separate series of FTI Trust.

      To the extent permitted by law, FTI Trust and Templeton Company may agree to amend the Plan without shareholder approval. If any amendment is made to the Plan which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval.

      Each of FTI Trust and Templeton Company has made representations and warranties in the Plan that are customary in matters such as the Transaction. The obligations of FTI Trust and Templeton Company under the Plan with respect to FTI Fund or Templeton Fund are subject to various conditions, including:

[] Templeton Company's Registration Statement on Form N-14 under the Securities Act of 1933 shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

[]       the shareholders of FTI Fund shall have approved the Transaction;

[] FTI Trust and Templeton Company shall have received the tax opinion described below that the consummation of the Transaction will not result in the recognition of gain or loss for Federal income tax purposes for FTI Fund, Templeton Fund or their shareholders; and

[] the issuance of an order from the SEC, for which an application has been filed with the SEC and the parties believe will be issued, that the Transaction is exempt from Section 17(a) of the 1940 Act, which prohibits an affiliated person of a mutual fund, or any affiliated person of such person acting as principal, knowingly to sell any security or other property to the mutual fund or to purchase from the mutual fund any security or other property.

      If FTI Trust and Templeton Company agree, the Plan may be terminated or abandoned at any time before or, to the extent permitted by law, after the approval of the shareholders of FTI Fund.


Who will pay the expenses of the Transaction?

      The expenses resulting from the Transaction, including the costs of filing an exemptive order application with the SEC and the proxy solicitation, are estimated to be $37,020, of which FTI Fund, Templeton Fund, Fiduciary International and Global Advisors each will pay $9,255.

What are the tax consequences of the Transaction?

      The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from FTI Trust, on behalf of FTI Fund, and Templeton Company, on behalf of Templeton Fund, it is the opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to Templeton Fund, that shareholders of FTI Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of FTI Fund for shares of Templeton Fund and that neither Templeton Fund nor its shareholders will recognize any gain or loss upon Templeton Fund's receipt of the assets of FTI Fund.

      FTI Fund has significant capital loss carryovers. Capital losses can generally be carried forward to each of the eight (8) taxable years succeeding the loss year. Whether the Transaction will cause FTI Fund to lose the benefit of a capital loss carryover that would otherwise have been utilized if the Transaction had not taken place depends, in part, on the years remaining in the carryover period and the amount of an annual limitation, as well as on factors that cannot be determined at the time of the Transaction, such as future portfolio gains and losses.

      After the Transaction, you will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Transaction in light of your particular circumstances. You should also consult your tax advisor regarding state and local tax consequences, if any, of the Transaction, because this discussion only relates to the federal income tax consequences.

What should I know about the shares of Templeton Fund?

      Advisor Class Shares of Templeton Fund will be distributed to shareholders of FTI Fund and generally will have the same legal characteristics as the shares of FTI Fund with respect to such matters as voting rights, assessibility, conversion rights, and transferability. Templeton Fund is a series of Templeton Company and FTI Fund is a series of FTI Trust. FTI Trust is organized as a Massachusetts business trust. Templeton Company is organized as a Maryland Corporation. Former shareholders of FTI Fund whose shares are represented by outstanding share certificates will not be allowed to redeem shares of Templeton Fund until FTI Fund certificates have been returned.

What are the capitalizations of the Funds and what might the capitalization be after the Transaction?

      The following table sets forth, as of December 31, 2001, the capitalization of FTI Fund and Templeton Fund. The table also shows the projected capitalization of Templeton Fund as adjusted to give effect to the proposed Transaction. The capitalization of Templeton Fund and its classes is likely to be different when the Transaction is consummated.

                                                                    Templeton
                                FTI                          Fund - Projected
                               Fund         Templeton Fund  After Transaction
                             (unaudited)      (unaudited)       (unaudited)
--------------------------------------------------------------------------------
Net assets
Class A                                     $8,747,503,586.06  $8,747,503,586.06
Class B                                     $67,314,463.99     $67,314,463.99
Class C                                     $840,273,978.26    $840,273,978.26
FTI Fund Class/
Franklin Fund-Advisor Class* $40,812,595.65    $93,800,436.93  $134,613,032.58
Net asset value per share
Class A                                        $9.25           $9.25
Class B                                        $9.17           $9.17
Class C                                        $9.16           $9.16
FTI Fund Class/
Franklin Fund-Advisor Class* $9.98             $9.23           $9.23
Shares Outstanding
Class A                                        945,631,368.323   945,631,368.323
Class B                                        7,344,062.239     7,344,062.239
Class C                                        91,700,948.854    91,700,948.854
FTI Fund Class/
Franklin Fund-Advisor Class* 4,087,486.670   10,159,720.119     14,581,453.126

*FTI Fund only offers one class of shares. Templeton Fund has five classes of shares, including Advisor Class. As of December 31, 2001, Templeton Fund offered four classes of shares.


                 COMPARISON OF INVESTMENT GOALS AND POLICIES

      This section describes the key differences between the investment policies of FTI Fund and Templeton Fund, and certain noteworthy differences between the investment goals and policies of these Funds. For a complete description of Templeton Fund's investment policies and risks, you should read the Templeton Fund Advisor Class Prospectus, which is attached to this Prospectus/Proxy Statement as Exhibit B.

Are there any significant differences between the investment goals and strategies of the Funds?

    There are several important differences between the Funds.

      The investment goal of Templeton Fund is long-term capital growth. FTI Fund's investment goal is growth of principal. Although each of these Funds focuses on equity investments of companies located outside the U.S., there are differences in the strategies pursued by FTI Fund and Templeton Fund.

      Templeton Fund seeks to achieve its investment goal by investing mainly in the equity securities of companies located outside the U.S., including emerging markets. Under normal market conditions, Templeton Fund will invest at least 65% of its total assets in securities of issuers domiciled in at least three different nations. Templeton Fund also invests in American, European and Global Depositary Receipts. Templeton Fund may invest up to 15% of its total assets in securities that are not listed on a recognized U.S. or foreign securities exchange, including up to 10% in securities with a limited trading market. Depending upon current market conditions, Templeton Fund generally invests up to 25% of its total assets in debt securities of companies and governments located anywhere in the world.

      FTI Fund seeks to achieve its investment objective by investing in the equity and debt obligations of issuers in at least three countries outside the United States so that at least 80% of its assets are invested in securities denominated in foreign currencies and at least 80% of its assets are invested in equity securities. Under normal market conditions, Fiduciary International invests substantially all of FTI Fund's assets in equity securities either denominated in foreign currencies or issued by issuers located in at least three countries outside of the United States. Fiduciary International selects securities from foreign industrialized countries that comprise the Morgan Stanley Capital International EAFE (Europe, Australasia and the Far East) Index. FTI Fund may invest up to 15% of its net assets in illiquid securities. FTI Fund may invest up to 20% of its total assets in common stocks of issuers located in emerging market nations and may invest up to 35% of its total assets in investment grade debt securities.

      The main differences between the portfolios of Templeton Fund and FTI Fund are: (i) Templeton Fund has no restrictions on its investments in emerging markets (although Templeton Fund historically has limited investments in emerging markets securities to no more than 20% of its assets), while FTI Fund limits emerging market exposure to 20% of its total assets; (ii) FTI Fund can invest up to 35% of its total assets in investment grade debt securities while Templeton Fund may invest up to 25% of its total assets in lower rated debt securities (rated CCC or better by a nationally recognized statistical rating organization); and (iii) Templeton Fund may invest up to 15% of its total assets in securities that are not listed on a recognized U.S. or foreign securities exchange, including up to 10% in securities with a limited trading market, while FTI Fund may invest up to 15% of its net assets in illiquid securities.

How do the fundamental investment restrictions of the Funds differ?

      Policies or restrictions that are deemed fundamental may not be changed by FTI Fund or Templeton Fund without the approval of an Affirmative Majority Vote of the applicable Fund's shareholders. Set forth below is a description of the differences between the Funds' fundamental investment policies or restrictions.

      Borrowing FTI Fund may borrow money, directly or indirectly, to the maximum extent permitted under the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff and any exemptive order or similar relief granted to FTI Fund (collectively, the "1940 Act Laws, Interpretations and Exemptions"). FTI Fund has a non-fundamental policy (which means it may be changed by the Board of Trustees without the approval of shareholders) that restricts the Fund from borrowing money in excess of 5% of the value of its net assets.

      Templeton Fund is restricted from borrowing money for any purpose other than redeeming its shares or purchasing its shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets.

      Senior Securities FTI Fund may issue senior securities to the maximum extent permitted by the 1940 Act Laws, Interpretations and Exemptions. FTI Fund has a non-fundamental policy that restricts short sales of securities.

      Templeton Fund is restricted from issuing senior securities.

      Commodities Neither Fund may purchase or sell physical commodities, except FTI Fund may purchase securities of companies that deal in commodities, financial futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash. Templeton Fund only may enter into swap agreements.

      Real Estate Neither Fund may purchase or sell real estate, provided that this restriction does not prevent either Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. FTI Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

      Investing in Securities of Other Investment Companies Templeton Fund may not invest in other open-end investment companies.

      FTI Fund has adopted a non-fundamental policy that it will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general unless permitted to exceed these limits by action of the SEC.

      Other Fundamental Restrictions Templeton Fund may not invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years. Templeton Fund is also restricted from investing in "letter stocks" or securities on which there are any sales restrictions under a purchase agreement. Templeton Fund also may not participate on a joint or a joint and several basis in any trading account in securities.

      FTI Fund has not adopted fundamental or non-fundamental investment restrictions regarding the foregoing items.


What are the risk factors associated with investments in the Funds?

      Like all investments, an investment in either of the Funds involves risk. There is no assurance that the Funds will meet their investment goals. The achievement of the Funds' goals depends upon market conditions, generally, and on the investment managers' analytical and portfolio management skills.

      Stocks While stocks historically have outperformed other asset classes over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Recent economic events have had an adverse effect on the stock prices of most companies.

      Value style investing Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the investment manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies.

      Foreign securities Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

      Currency exchange rates Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars. The impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear at this time.

      Political and economic developments The political, economic and social structures of some foreign countries may be more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

      Trading practices Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

      Limited Markets Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

      Emerging Markets The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon.

                               VOTING INFORMATION

How many votes are necessary to approve the Plan?

      An Affirmative Majority Vote of the shareholders entitled to vote is necessary to approve the Plan for the Fund. Each shareholder will be entitled to one vote for each dollar (and a fractional vote for each fractional dollar thereof) of net asset value (computed as the number of shares owned times the net asset value per share) of shares held at the close of business on February 15, 2002 (the "Record Date"). If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

      Under relevant state law and FTI Trust's governing documents, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved, and will have the same effect as a vote against the Plan.


How do I ensure my vote is accurately recorded?

      You can vote in any one of four ways:

            o By mail, with the enclosed proxy card.

            o In person at the Meeting.

            o By telephone or through the Internet; a control number is provided on your proxy card and separate instructions are enclosed.

      A proxy card is, in essence, a ballot. If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Can I revoke my proxy?

      You may revoke your proxy at any time before it is voted by sending a written notice to FTI Trust expressly revoking your proxy, by signing and forwarding to FTI Trust a later-dated proxy, or by attending the Meeting and voting in person.

What other matters will be voted upon at the Meeting?

      The Board of Trustees of FTI Trust does not intend to bring any matters before the Meeting other than those described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Who is entitled to vote?

      Shareholders of record of FTI Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 4,079,331.070 outstanding shares of FTI Fund.


What other solicitations will be made?

      FTI Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. FTI Trust may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of FTI Trust without extra pay, may conduct additional solicitations by telephone, personal interviews, and other means. The costs of any such additional solicitation and of any adjourned session will be shared one-quarter by FTI Fund, one-quarter by Templeton Fund, one-quarter by Fiduciary International, and one-quarter by Global Advisors.

Are there dissenters' rights?

      Shareholders of FTI Fund will not be entitled to any "dissenters' rights" since the proposed Transaction involves two open-end investment companies registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at Net Asset Value until the closing date. After the closing date, you may redeem your Templeton Fund shares or exchange them for shares of certain other funds in the Franklin Templeton Funds, subject to the terms in the prospectus of the respective fund.

                        INFORMATION ABOUT TEMPLETON FUND

      Information about Templeton Fund is included in the Templeton Fund Advisor Class Prospectus, which is attached to and considered a part of this Prospectus/Proxy Statement. Additional information about Templeton Fund is included in its Advisor Class SAI dated January 1, 2002, which is incorporated into the applicable Prospectus and considered a part of this Prospectus/Proxy Statement. Templeton Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2001, is attached to and considered a part of this Prospectus/Proxy Statement. You may request a free copy of the SAI and other information by calling 1-800/DIAL-BEN(R) or by writing to Templeton Fund at P.O. Box 33030, St. Petersburg, FL 33733-8030.

      Templeton Company files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Internet address at http://www.sec.gov.

                             INFORMATION ABOUT FTI FUND

      Information about FTI Fund is included in the current FTI Fund Prospectus, as well as the FTI Fund SAI dated March 31, 2001, and in FTI Trust's Annual Report to Shareholders dated November 30, 2001. These documents have been filed with the SEC. You may request free copies of these documents and other information relating to FTI Fund by calling 1-800/DIAL BEN(R) or by writing to FTI Trust at P.O. Box 997151, Sacramento, CA 95899-9983. Reports and other information filed by FTI Trust can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Internet address at http://www.sec.gov.

                           PRINCIPAL HOLDERS OF SHARES

      As of the Record Date, the officers and trustees of FTI Trust, as a group, owned of record and beneficially [[ ]% of FTI Fund] [less than 1% of the outstanding voting shares of FTI Fund. In addition, as of the Record Date, the officers and trustees of Templeton Company, as a group, owned of record and beneficially [[ ]% of Templeton Fund - Advisor Class][less than 1% of the outstanding voting shares of Templeton Fund - Advisor Class] [and less than 1% of the outstanding voting shares of Templeton Fund's other classes]. From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. Except as listed below, as of the Record Date, no other person of record owned 5% or more of the outstanding shares of any class of Templeton Fund or FTI Fund.

FTI Fund
Name and Address                          Percentage (%)
-------------------------------------------------------------
Ellard & Co                                     60.96
c/o Fiduciary Trust Co Int'l
P.O. Box 3199
Church St. Station
New York, NY 10008-3199

Helen Hay Whitney Foundation                     5.39
Thomas A Melfe Secretary
450 E. 63rd St. Apt 822
New York, NY 10021-7928

Key Trust Company                               17.48
Caring For Colorado
P.O. Box 94871
Cleveland, OH 44101-4871

Templeton Fund
Name and Address                             Share Class      Percentage (%)
--------------------------------------------------------------------------------
Charles Schwab & Co. Inc.                      Advisor             23.07
101 Montgomery Street
San Francisco, CA  94104-4122

Franklin Templeton Fund                        Advisor             6.21
Allocator Moderate Target Fund
One Franklin Parkway
San Mateo, CA 94403-1906

Franklin Templeton Fund                        Advisor             8.41
Allocator Growth Target Fund
One Franklin Parkway
San Mateo, CA 94403-1906

FTB&T1 TTEE for Defined Contribution           Advisor             7.02
Services
Franklin Templeton 401k
P.O. Box 2438
Rancho Cordova, CA 95741-2438


1. Franklin Templeton Bank & Trust (FTB&T) is a California Corporation and is wholly owned by Franklin Resources, Inc.
Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and directors of Templeton Company, serve on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of Templeton Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any share of Templeton Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.
GLOSSARY

Useful Terms and Definitions

1940 Act - Investment Company Act of 1940, as amended

Distributors - Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA 94403-1906, the principal underwriter for the Funds

Fiduciary International - Fiduciary International, Inc, 600 Fifth Avenue, New York, NY 10020, the investment manager for FTI Fund

Fiduciary Trust Company International - Fiduciary Trust Company International, Inc., 600 Fifth Avenue, New York, NY 10020, the parent company of Fiduciary International. Fiduciary Trust Company International is a wholly owned subsidiary of Resources.

Franklin Templeton Funds - The U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund, Inc.

Franklin Templeton Investments - All registered investment companies and other accounts managed by various subsidiaries of Franklin Resources, Inc., a publicly owned holding company

FT Services - Franklin Templeton Services, LLC, the administrator for FTI Fund and Templeton Fund

Global Advisors - Templeton Global Advisors Limited, Lyford Cay, Nassau, Bahamas, the investment manager for Templeton Fund

Investor Services - Franklin Templeton Investor Services, LLC, One Franklin Parkway, San Mateo, CA 94403-1906, the shareholder servicing and transfer agent to FTI Fund and Templeton Fund

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting a fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding. Advisor Class Shares of Templeton Fund are offered at the NAV.

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

                  EXHIBITS TO PROSPECTUS AND PROXY STATEMENT
Exhibit
------------------------------------------------------------------------------

      A     Agreement and Plan of Reorganization by FTI Funds on behalf of
FTI International Equity Fund and Templeton Funds, Inc. on behalf of Templeton Foreign Fund (attached)

      B     Prospectus of Templeton Foreign Fund - Advisor Class dated
January 1, 2002 (enclosed)

      C     Annual Report to Shareholders of Templeton Foreign Fund dated
August 31, 2001 (enclosed)




                              EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan"), is made as of this 25th day of February, 2002, by and between FTI Funds ("FTI Trust"), a business trust created under the laws of The Commonwealth of Massachusetts in 1995 with its principal place of business at One Franklin Parkway, San Mateo, California 94403, on beha1f of its series, FTI International Equity Fund ("FTI Fund"), and Templeton Funds, Inc. ("Templeton Company"), a corporation organized under the laws of the State of Maryland in 1977 with its principal place of business at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, FL 33394, on beha1f of its series, Templeton Foreign Fund ("Templeton Fund").

                             PLAN OF REORGANIZATION

      The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by Templeton Company on behalf of Templeton Fund, of substantially all of the property, assets and goodwill of FTI Fund in exchange solely for full and fractional shares of common stock, par value $1.00 per share, of Templeton Fund - Advisor Class ("Templeton Fund Shares"); (ii) the distribution of Templeton Fund Shares to the shareholders of FTI Fund ("FTI Fund Shares"), according to their respective interests in FTI Fund in complete liquidation of FTI Fund; and (iii) the dissolution of FTI Fund as soon as is practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

                                    AGREEMENT

      In order to consummate the Plan and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.    SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF FTI FUND.
      --------------------------------------------------------------------

(a) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of Templeton Company on behalf of Templeton Fund herein contained, and in consideration of the delivery by Templeton Company of the number of Templeton Fund Shares hereinafter provided, FTI Trust on behalf of FTI Fund agrees that it will convey, transfer and deliver to Templeton Company at the Closing all of FTI Fund's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) pay the costs and expenses of carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on FTI Fund's books as liability reserves;
(ii) discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date and excluding those liabilities that would otherwise be discharged at a later date in the ordinary course of business; and (iii) pay such contingent liabilities as the Board of Trustees of FTI Trust shall reasonably deem to exist against FTI Fund, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on FTI Fund's books (hereinafter "Net Assets"). Templeton Company shall not assume any liability of FTI Fund and FTI Fund shall use its reasonable best efforts to discharge all of its known liabilities, so far as may be possible, from the cash and bank deposits described above. FTI Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

(b) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of FTI Trust on behalf of FTI Fund herein contained, and in consideration of such sale, conveyance, transfer, and delivery, Templeton Company agrees at the Closing to deliver to FTI Trust the number of Templeton Fund Shares, determined by dividing the net asset value per share of the FTI Fund Shares by the net asset value per share of Templeton Fund Shares, and multiplying the result thereof by the number of outstanding FTI Fund Shares, as of 4:00 p.m. Eastern time on the Closing Date. The number of Templeton Fund Shares delivered to FTI Trust shall have an aggregate net asset value equal to the value of the FTI Fund's Net Assets, all determined as provided in Section 2 of this Plan and as of the date and time specified therein.

(c) Immediately following the Closing, FTI Trust shall dissolve FTI Fund and distribute pro rata to its shareholders of record as of the close of business on the Closing Date, Templeton Fund Shares received by FTI Fund pursuant to this
Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of FTI Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional Templeton Fund Shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of FTI Fund shall be entitled to surrender the same to the transfer agent for Templeton Fund in exchange for the number of Templeton Fund Shares into which the FTI Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for Templeton Fund Shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of FTI Fund shall be deemed for all Templeton Fund's purposes to evidence ownership of the number of Templeton Fund Shares into which the FTI Fund Shares (which prior to the Closing were represented thereby) have been converted.

(d) At the Closing, each shareholder of record of FTI Fund as of the record date (the "Distribution Record Date") with respect to any unpaid dividends and other distributions that were prepared prior to the Closing, including any dividend or distribution declared pursuant to Section 8(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of FTI Fund that such person had on such Distribution Record Date.

(e) All books and records relating to FTI Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder, shall be available to Templeton Company from and after the date of this Agreement, and shall be turned over to Templeton Company on or prior to the Closing.

2.    VALUATION.
      ---------

(a) The value of Templeton Fund Shares and FTI Fund's Net Assets to be acquired by Templeton Fund hereunder shall in each case be computed as of 4:00 p.m. Eastern time on the Closing Date unless on such date (a) the New York Stock Exchange ("NYSE") is not open for unrestricted trading or (b) the reporting of trading on the NYSE or elsewhere is disrupted or (c) any other extraordinary financial event or market condition occurs (all such events described in (a), (b) or (c) are each referred to as a "Market Disruption"). The net asset value per share of the Templeton Fund Shares and the value of the FTI Fund's Net Assets shall be computed in accordance with the valuation procedures set forth in the respective prospectuses of Templeton Fund and FTI Fund.

(b) In the event of a Market Disruption on the proposed Closing Date so that an accurate appraisal of the net asset value of Templeton Fund Shares or the value of FTI Fund's Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

(c) All computations of value regarding the net asset value of the Templeton Fund Shares and the value of FTI Fund's Net Assets shall be made by the investment advisor to Templeton Fund; provided, however, that all computations of value shall be subject to review by FTI Fund.

3. CLOSING AND CLOSING DATE.The Closing Date shall be March 27, 2002, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of FTI Trust at 5:00 p.m., Eastern time, on the Closing Date. FTI Trust on behalf of FTI Fund shall have provided for delivery as of the Closing of those Net Assets of FTI Fund to be transferred to the account of Templeton Fund's custodian, JPMorgan Chase Bank, Network Management, 4 Chase MetroTech Center - 10th Floor, Brooklyn, NY 11245. Also, FTI Trust on behalf of FTI Fund shall deliver at the Closing a list of names and addresses of the shareholders of record of FTI Fund Shares and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 4:00 p.m. Eastern time on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief. Templeton Company on behalf of Templeton Fund shall issue and deliver a certificate or certificates evidencing the shares of beneficial interest of Templeton Fund to be delivered to the account of FTI Fund at said transfer agent registered in such manner as the officers of FTI Trust on behalf of FTI Fund may request, or provide evidence satisfactory to FTI Trust that such Templeton Fund Shares have been registered in an account on the books of Templeton Fund in such manner as the officers of FTI Trust on behalf of FTI Fund may request.

4.    REPRESENTATIONS AND WARRANTIES BY TEMPLETON COMPANY ON BEHALF OF
      -----------------------------------------------------------------
TEMPLETON FUND.
--------------

      Templeton Company, on behalf of Templeton Fund, represents and warrants to FTI Trust that:

(a) Templeton Fund is a series of Templeton Company, a corporation organized under the laws of the State of Maryland on August 15, 1977, and is validly existing under the laws of that State. Templeton Company is duly registered under the 1940 Act, as an open-end, management investment company and all of the Templeton Fund Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital as required by the 1940 Act.

(b) Templeton Company is authorized to issue two billion six hundred million shares of common stock of Templeton Fund, par value $1.00 per share, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights. Templeton Fund is further divided into five classes of shares of which Templeton Fund Shares is one, and one hundred million shares of common stock, par value $1.00 per share, has been allocated and designated to Templeton Fund Shares. No shareholder of Templeton Company shall have any option, warrant or preemptive right of subscription or purchase with respect to Templeton Fund Shares.

(c) The financial statements appearing in the Templeton Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2001, audited by PricewaterhouseCoopers LLP, copies of which have been delivered to FTI Trust, and any interim unaudited financial statements, copies of which may be furnished to FTI Trust, fairly present the financial position of Templeton Fund as of such date and the results of its operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) The books and records of Templeton Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Templeton Fund.

(e) Templeton Company has the power to own all of its properties and assets, to perform its obligations under this Plan and to consummate the transactions contemplated herein. Templeton Company is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. Templeton Company has all necessary federal, state and local authorizations, consents and approvals required to own all of its properties and assets and to conduct Templeton Fund's business as such business is now being conducted and to consummate the transactions contemplated herein.

(f) Templeton Company, on behalf of Templeton Fund, is not a party to or obligated under any provision of its Articles of Incorporation, as amended ("Articles of Incorporation") or Amended and Restated By-laws ("By-laws"), or any contract or any other commitment or obligation, is not subject to any order or decree that would be violated by its execution of or performance under this Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Templeton Company of the transactions contemplated by the Plan, except for the registration of the Templeton Fund Shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.

(g) Templeton Company has elected to treat Templeton Fund as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), Templeton Fund is a "fund" as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

(h) Templeton Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(i) Templeton Fund does not have any unamortized or unpaid organizational fees or expenses.

(j) All information to be furnished by Templeton Company to FTI Trust for use in preparing any prospectus, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(k) Templeton Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those incurred in the ordinary course of business as an investment company.

(l) There is no intercorporate indebtedness existing between FTI Fund and Templeton Fund that was issued, acquired or will be settled at a discount.

(m) Templeton Fund does not own, directly or indirectly, nor has it owned during the past five (5) years, directly or indirectly, any shares of FTI Fund.

(n) Templeton Company has no plan or intention to issue additional shares of Templeton Fund following the reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Templeton Company have any plan or intention to redeem or otherwise reacquire any shares of Templeton Fund issued pursuant to the reorganization, other than in the ordinary course of its business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act.

(o) Following the Closing Date of the reorganization, Templeton Fund will actively continue FTI Fund's business in substantially the same manner that FTI Fund conducted that business immediately before the reorganization. Following the Closing Date of the reorganization, Templeton Fund will not dispose of assets acquired from FTI Fund in order to satisfy the investment objective of Templeton Fund or for any other reason, except for acquisitions and dispositions made in the ordinary course of its business as a RIC, and any proceeds from the disposition of securities will be invested in accordance with Templeton Fund's investment objective.

(p) The Form N-14 Registration Statement referred to in Section 7(g) hereof (other than the portions of such documents based on information furnished by or on behalf of FTI Trust for inclusion or incorporation by reference therein), and any Prospectus or Statement of Additional Information of Templeton Fund contained or incorporated therein by reference, and any supplement or amendment to the Form N-14 Registration Statement or any such Prospectus or Statement of Additional Information, on the effective and clearance dates of the Form N-14 Registration Statement on the date of the Special Meeting of FTI Fund shareholders, and on the Closing Date: (a) shall comply in all material respects with the provisions of the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.

5.    REPRESENTATIONS AND WARRANTIES BY FTI TRUST ON BEHALF OF FTI FUND.
      -----------------------------------------------------------------

      FTI Trust, on behalf of FTI Fund, represents and warrants to Templeton Company that:

(a) FTI Fund is a series of FTI Trust, a business trust created under the laws of The Commonwealth of Massachusetts on October 18, 1995, and is validly existing under the laws of that Commonwealth. FTI Trust is duly registered under the 1940 Act as an open-end, management investment company and all of FTI Trust's FTI Fund Shares sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

(b) FTI Trust is authorized to issue an unlimited number of shares of beneficial interest of FTI Fund, without par value, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights, and currently issues shares of seven (7) series, including FTI Fund. FTI Fund has one class of shares, and an unlimited number of shares of beneficial interest of FTI Trust, without par value, has been allocated and designated to this class of FTI Fund.

(c) The financial statements appearing in the FTI Trust's Annual Report to Shareholders for the fiscal year ended November 30, 2001, audited by Ernst & Young LLP, copies of which have been delivered or will be delivered to Templeton Company prior to the Closing Date, and any interim financial statements for FTI Trust which may be furnished to Templeton Company, fairly present the financial position of FTI Fund as of such date and the results of its operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) The books and records of FTI Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of FTI Fund.

(e) FTI Trust has the power to own all of its properties and assets, to perform its obligations under this Plan and to consummate the transactions contemplated herein. FTI Trust is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. FTI Trust has all necessary federal, state and local authorizations, consents and approvals required to own all of its properties and assets and to conduct FTI Fund's business as such business is now being conducted and to consummate the transactions contemplated herein.

(f) FTI Trust on behalf of FTI Fund is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan. FTI Trust has furnished Templeton Company with copies or descriptions of all material agreements or other arrangements to which FTI Fund is a party. FTI Fund has no material contracts or other commitments (other than this Plan or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Plan) which will not be terminated by FTI Fund in accordance with their terms at or prior to the Closing Date.

(g) FTI Trust has elected to treat FTI Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, FTI Fund is a "fund" as defined in Section 851(g)(2) of the Code, FTI Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

(h) FTI Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(i) FTI Fund does not have any unamortized or unpaid organization fees or expenses.

(j) The Prospectus of FTI Fund, dated March 31, 2001, and the corresponding Statement of Additional Information, dated March 31, 2001, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and any amended, revised, or new prospectus or statement of additional information of FTI Fund or any supplement thereto, that is hereafter filed with the SEC (copies of which documents shall be provided to Templeton Company promptly after such filing), shall not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(k) FTI Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 5(c) hereof and those incurred in the ordinary course of business as an investment company since the dates of those financial statements. On the Closing Date, FTI Trust shall advise Templeton Company in writing of all FTI Fund's known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued at such time.

(l) Since November 30, 2001, there has not been any material adverse change in FTI Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business.

(m) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by FTI Fund or FTI Trust of the transactions contemplated by this Plan, except as may be required under the federal or state securities laws or the rules and regulations thereunder.
(n) The information to be furnished by FTI Trust or FTI Fund for use in preparing the Form N-14 Registration Statement referred to in Section 7(g) hereof, and the Combined Proxy Statement/Prospectus to be included in the Form N-14 Registration Statement, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o) There has not been nor will there be any intercorporate indebtedness existing between FTI Fund and Templeton Fund that was issued, acquired or will be settled at a discount.

(p) There is no plan or intention of FTI Fund shareholders who individually own 5% or more of shares of FTI Fund and, to the best knowledge of FTI Fund's management, there is no plan or intention of the remaining FTI Fund shareholders to sell, exchange or otherwise dispose of a number of shares of Templeton Fund received in the reorganization that would reduce the FTI Fund shareholders' ownership of Templeton Fund shares to a number of shares having a value, as of the closing date of the reorganization, of less than 50% of the value of all of the formerly outstanding FTI shares as of the same date. For purposes of this representation, FTI Fund shares exchanged for cash or other property will be treated as outstanding FTI Fund shares on the closing date of the reorganization. Moreover, FTI Fund shares and Templeton Fund shares held by FTI Fund shareholders sold, redeemed, or disposed of prior to or subsequent to the closing date of the reorganization will be considered in making this representation.

(q) Prior to the Closing Date of the reorganization, FTI Fund will not dispose of and/or acquire any assets in order to satisfy the investment objective of Templeton Fund or for any other reason, or otherwise change its historic investment policies, except for acquisitions and dispositions made in the ordinary course of its business as a RIC

(r) As of the Closing Date, FTI Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire shares of FTI Fund, except for the right of investors to acquire its shares at net asset value in the normal course of its business as an open-end diversified management investment company operating under the 1940 Act.

(s) Throughout the five year period ending on the Closing Date, FTI Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code ("Treasury Regulations").

6.    REPRESENTATIONS AND WARRANTIES BY FTI TRUST AND TEMPLETON COMPANY.
      -----------------------------------------------------------------

      FTI Trust, on behalf of FTI Fund, and Templeton Company, on behalf of Templeton Fund, each represents and warrants to the other that:

(a) The statement of assets and liabilities to be furnished by it as of 4:00 p.m. Eastern time on the Closing Date for the purpose of determining the number of Templeton Fund Shares to be issued pursuant to Section 1 of this Plan, will accurately reflect each Fund's Net Assets and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in (a) above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c) Except as disclosed in its currently effective prospectus relating to FTI Fund, in the case of FTI Trust, and Templeton Fund, in the case of Templeton Company, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it. Neither Templeton Company nor FTI Trust are a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects Templeton Fund's or FTI Fund's business or their ability to consummate the transactions herein contemplated.

(d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

(e) The execution, delivery, and performance of this Plan have been duly authorized by all necessary action of its Board of Trustees, and this Plan, subject to the approval of FTI Fund's shareholders in the case of FTI Trust, constitutes a valid and binding obligation enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

(f) It anticipates that consummation of this Plan will not cause FTI Fund, in the case of FTI Trust, and Templeton Fund, in the case of Templeton Company, to fail to conform to the requirements of Subchapter M of the Code for federal income taxation qualification as a RIC at the end of its fiscal year.

7.    COVENANTS OF FTI TRUST AND TEMPLETON COMPANY.
      --------------------------------------------

(a) FTI Trust, on behalf of FTI Fund, and Templeton Company, on behalf of Templeton Fund, each covenant to operate their respective businesses as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise taxes.

(b) FTI Trust, on behalf of FTI Fund, undertakes that it will not acquire Templeton Fund Shares for the purpose of making distributions thereof to anyone other than FTI Fund's shareholders.

(c) FTI Trust, on behalf of FTI Fund, undertakes that, if this Plan is consummated, it will liquidate and dissolve FTI Fund.

(d) FTI Trust, on behalf of FTI Fund, and Templeton Company, on behalf of Templeton Fund, each agree that, by the Closing, all of their Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes, and to the best of their knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.

(e) At the Closing, FTI Trust, on behalf of FTI Fund, will provide Templeton Fund a copy of the shareholder ledger accounts, certified by FTI Fund's transfer agent or its President to the best of its or his knowledge and belief, for all the shareholders of record of FTI Fund Shares as of 4:00 p.m. Eastern time on the Closing Date who are to become shareholders of Templeton Fund as a result of the transfer of assets that is the subject of this Plan.

(f) The Board of Trustees of FTI Trust shall call and FTI Trust shall hold, a Special Meeting of FTI Fund's shareholders to consider and vote upon this Plan (the "Special Meeting") and FTI Trust shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein. FTI Trust agrees to mail to each shareholder of record of FTI Fund entitled to vote at the Special Meeting at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus and Proxy Statement that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g) Templeton Company will file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to Templeton Fund Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as is practicable. At the time it becomes effective, the Registration Statement will (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the Special Meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) Subject to the provisions of this Plan, Templeton Company and FTI Trust each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Plan.

(i) FTI Trust shall furnish to Templeton Company on the Closing Date a Statement of Assets and Liabilities of FTI Fund as of the Closing Date, which statement shall be prepared in accordance with GAAP consistently applied and shall be certified by FTI Fund's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case, within forty-five (45) days after the Closing Date, FTI Trust shall furnish to Templeton Company, in such form as is reasonably satisfactory to Templeton Company, a statement of the earnings and profits of FTI Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to Templeton Fund as a result of Section 381 of the Code, which statement shall be certified by FTI Fund's Treasurer or Assistant Treasurer. FTI Trust covenants that FTI Fund has no earnings and profits that were accumulated by it or any acquired entity during a taxable year when it or such entity did not qualify as a RIC under the Code, or, if it has such earnings and profits, it shall distribute them to its shareholders prior to the Closing Date.

(j) FTI Trust shall deliver to Templeton Company at the Closing Date confirmation or other adequate evidence as to the tax costs and holding periods of the assets and property of FTI Fund transferred to Templeton Company in accordance with the terms of this Plan.

8.    CONDITIONS PRECEDENT TO BE FULFILLED BY FTI TRUST AND TEMPLETON COMPANY.
      -----------------------------------------------------------------------

      The consummation of this Plan hereunder shall be subject to the following respective conditions:

(a) That: (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Plan to be performed by it prior to the Closing; and (iii) the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

(b) That each party shall have delivered to the other party a copy of the resolutions approving the Plan adopted and approved by the appropriate action of its Board of Trustees, in the case of FTI Trust, and its Board of Directors, in the case of Templeton Company, certified by its Secretary or equivalent officer of each of the Funds.

(c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

(d) That this Plan and the Plan of Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of FTI Fund at an annual or special meeting or any adjournment thereof.

(e) That a distribution or distributions shall have been declared for FTI Fund prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and
(ii) any undistributed ordinary income and capital gain net income from any period to the extent not otherwise declared for distribution. Capital gain net income has the meaning given such term by Section 1222(9) of the Code.

(f) That all required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary "no-action" positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of material adverse effect on the assets and properties of FTI Fund or Templeton Fund.

(g) That there shall be delivered to FTI Trust, on behalf of FTI Fund, and Templeton Company, on behalf of Templeton Fund an opinion, from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Templeton Company, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Plan and based upon certificates of the officers of FTI Trust and Templeton Company with regard to matters of fact:

(1) The acquisition by Templeton Fund of substantially all the assets of FTI Fund as provided for herein in exchange for Templeton Fund Shares followed by the distribution by FTI Fund to its shareholders of Templeton Fund Shares in complete liquidation of FTI Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and FTI Fund and Templeton Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

(2) No gain or loss will be recognized by FTI Fund upon the transfer of substantially all of its assets to Templeton Fund in exchange solely for voting shares of Templeton Fund (Sections 361(a) and 357(a) of the Code). No opinion, however, will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to
      Section 1276 of the Code;

(3) No gain or loss will be recognized by Templeton Fund upon the receipt by it of substantially all of the assets of FTI Fund in exchange solely for voting shares of Templeton Fund (Section 1032(a) of the Code);

(4) No gain or loss will be recognized by FTI Fund upon the distribution of Templeton Fund Shares to its shareholders in liquidation of FTI Fund (in pursuance of the Plan) (Section 361(c)(1) of the Code);

(5) The basis of the assets of FTI Fund received by Templeton Fund will be the same as the basis of such assets to FTI Fund immediately prior to the exchange (Section 362(b) of the Code);

(6) The holding period of the assets of FTI Fund received by Templeton Fund will include the period during which such assets were held by FTI Fund (Section 1223(2) of the Code);

(7) No gain or loss will be recognized to the shareholders of FTI Fund upon the exchange of their shares in FTI Fund for voting shares of Templeton Fund including fractional shares to which they may be entitled (Section 354(a) of the Code);

(8) The basis of Templeton Fund Shares received by the shareholders of FTI Fund shall be the same as the basis of the FTI Fund Shares exchanged therefor (Section 358(a)(1) of the Code);

(9) The holding period of Templeton Fund Shares received by shareholders of FTI Fund (including fractional shares to which they may be entitled) will include the holding period of the FTI Fund Shares surrendered in exchange therefor, provided that the FTI Fund Shares were held as a capital asset on the effective date of the exchange (Section 1223(1) of the Code); and

(10) Templeton Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations) the items of FTI Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

(h) That there shall be delivered to Templeton Company on behalf of Templeton Fund an opinion in form and substance satisfactory to it from Messrs. Ballard Spahr Andrews & Ingersoll, LLP, counsel to FTI Trust on behalf of FTI Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

(1) FTI Fund is a series of FTI Trust and is a validly existing business trust in good standing under the laws of The Commonwealth of Massachusetts;

(2) FTI Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of FTI Fund. One class of shares of FTI Fund has been designated as FTI Fund Shares, and an unlimited number of shares of beneficial interest of FTI Trust has been allocated to FTI Fund Shares. Assuming that the initial shares of beneficial interest of FTI Fund were issued in accordance with the 1940 Act and the Declaration of Trust and By-laws of FTI Trust, and that all other outstanding shares of FTI Fund were sold, issued and paid for in accordance with the terms of FTI Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights;

(3) FTI Fund is an open-end investment company of the management type registered as such under the 1940 Act;

(4) Except as disclosed in FTI Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against FTI Fund, the unfavorable outcome of which would materially and adversely affect FTI Trust or FTI Fund;

(5) The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of FTI Trust on behalf of FTI Fund; and

(6) Neither the execution, delivery, nor performance of this Plan by FTI Trust on behalf of FTI Fund violates any provision of its Declaration of Trust or By-laws, or the provisions of any agreement or other instrument filed by FTI Trust as an exhibit to its Registration Statement on Form N-1A; this Plan is the legal, valid and binding obligation of FTI Trust on behalf of FTI Fund and is enforceable against FTI Trust on behalf of FTI Fund in accordance with its terms.

In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of FTI Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of FTI Trust.

(i) That there shall be delivered to FTI Trust on behalf of FTI Fund an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Templeton Company on behalf of Templeton Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

(1) Templeton Fund is a series of Templeton Company and is a validly existing corporation in good standing under the laws of the State of Maryland;

(2) Templeton Company is authorized to issue two billion six hundred million shares of common stock, par value $1.00 per share of Templeton Fund. Templeton Fund is further divided into five (5) classes of shares of which Templeton Fund Shares is one, and one hundred million shares of common stock, par value $1.00 per share, have been allocated and designated to Templeton Fund Shares. Assuming that the initial shares of common stock of Templeton Fund were issued in accordance with the 1940 Act, and the Agreement and Articles of Incorporation and the By-laws of Templeton Company, and that all other outstanding shares of Templeton Fund were sold, issued and paid for in accordance with the terms of Templeton Fund's prospectus in effect at the time of such sales, each such outstanding share of Templeton Fund is fully paid, non-assessable, freely transferable and has full voting rights;

(3) Templeton Fund is an open-end investment company of the management type registered as such under the 1940 Act;

(4) Except as disclosed in Templeton Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Templeton Fund, the unfavorable outcome of which would materially and adversely affect Templeton Company or Templeton Fund;

(5) Templeton Fund Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by Templeton Company on behalf of Templeton Fund;

(6) The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of Templeton Company on behalf of Templeton Fund;

(7) Neither the execution, delivery, nor performance of this Plan by Templeton Company on behalf of Templeton Fund violates any provision of its Articles of Incorporation or By-laws, or the provisions of any agreement or other instrument filed by Templeton Company as an exhibit to its Registration Statement on Form N-1A; this Plan is the legal, valid and binding obligation of Templeton Company on behalf of Templeton Fund and is enforceable against Templeton Company on behalf of Templeton Fund in accordance with its terms; and

(8) The registration statement of Templeton Company, of which the prospectus dated January 1, 2002 of Templeton Fund is a part (the "Prospectus") is, at the time of the signing of this Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

      In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Templeton Company with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Templeton Company.

(j) That FTI Fund shall have received a certificate from the President and Secretary of Templeton Company on behalf of Templeton Fund to the effect that the statements contained in the Prospectus, at the time the Prospectus became effective, at the date of the signing of this Plan, and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(k) That Templeton Company's Registration Statement with respect to Templeton Fund Shares to be delivered to FTI Fund's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(l) That Templeton Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit Templeton Fund Shares lawfully to be delivered to each holder of FTI Fund Shares.

(m) That, at the Closing, there shall be transferred to Templeton Company on behalf of Templeton Fund, aggregate Net Assets of FTI Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of FTI Fund on the Closing Date.

(n) That there be delivered to Templeton Company on behalf of Templeton Fund information concerning the tax basis of FTI Fund in all securities transferred to Templeton Fund, together with shareholder information including the names, addresses, and taxpayer identification numbers of the shareholders of FTI Fund as of the Closing Date, the number of shares held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with FTI Fund respect to each shareholder.

9.    BROKERAGE FEES AND EXPENSES.
      ---------------------------

(a) FTI Trust on behalf of FTI Fund and Templeton Company on behalf of Templeton Fund each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b) The expenses of entering into and carrying out the provisions of this Plan shall be borne one-quarter by Templeton Fund, one-quarter by FTI Fund, one-quarter by Templeton Global Advisors Limited. and one-quarter by Fiduciary International, Inc.

10.   TERMINATION; POSTPONEMENT; WAIVER; ORDER.
      ----------------------------------------

(a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and the Plan of Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of FTI Fund) prior to the Closing, or the Closing may be postponed as follows:

(1) by mutual consent of FTI Trust on behalf of FTI Fund and Templeton Company on behalf of Templeton Fund;

(2) by Templeton Company on behalf of Templeton Fund if any condition of its obligations set forth in Section 8 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met; or

(3) by FTI Trust on behalf of FTI Fund if any conditions of its obligations set forth in Section 8 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met.

      An election by Templeton Company or FTI Trust to terminate this Plan and to abandon the Plan of Reorganization shall be exercised respectively, by the Board of Trustees of either Templeton Company or FTI Trust.

(b) If the transactions contemplated by this Plan have not been consummated by November 30, 2002, the Plan shall automatically terminate on that date, unless a later date is agreed to by both Templeton Company and FTI Trust.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and neither FTI Trust, Templeton Company, FTI Fund nor Templeton Fund, nor their trustees, officers, or agents or the shareholders of FTI Fund or Templeton Fund shall have any liability in respect of this Plan, but all expenses incidental to the preparation and carrying out of this Plan shall be paid as provided in Section 9(b) hereof.

(d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by that party's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Plan on the Closing Date, and neither FTI Trust nor Templeton Company, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of FTI Trust or Templeton Company against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of FTI Trust, on behalf of FTI Fund, or Templeton Company, on behalf of Templeton Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of FTI Fund, unless such terms and conditions shall result in a change in the method of computing the number of Templeton Fund Shares to be issued to FTI Fund in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of FTI Fund prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless FTI Trust shall promptly call a special meeting of the shareholders of FTI Fund at which such conditions so imposed shall be submitted for approval.

11.   INDEMNIFICATION.
      ---------------

(a) Templeton Company, on behalf of Templeton Fund, shall indemnify, defend and hold harmless FTI Fund, FTI Trust, its Board of Trustees, officers, employees and agents (collectively "Acquired Fund Indemnified Parties") against all losses, claims, demands, liabilities and expenses (net of any insurance coverage or enforceable indemnification agreement for such amounts), including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Fund Indemnified Parties, including amounts paid by any one or more of the Acquired Fund Indemnified Parties in a compromise or settlement of any such claim, action, suit or proceeding, or threatened third party claim, suit, action or proceeding made with the consent of Templeton Company and Templeton Fund, arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC or any application prepared by Templeton Company and Templeton Fund with any state regulatory agency in connection with the transactions contemplated by this Plan under the securities laws thereof ("Application"); or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Templeton Company and Templeton Fund shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about Templeton Company and/or Templeton Fund or the transactions contemplated by this Plan made in the Form N-14 Registration Statement or any Application.

(b) After the Closing Date, Templeton Company, on behalf of Templeton Fund, shall also indemnify and hold harmless FTI Funds' Board of Trustees and officers (collectively, "Acquired Fund Covered Persons") against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquired Fund Covered Person, including amounts paid by any one or more of the Acquired Fund Covered Persons in a compromise or settlement of any such claim, suit, action or proceeding, or threatened third party claim, suit, action or proceeding made with the consent of Templeton Company, on behalf of Templeton Fund, to the extent such Acquired Fund Covered Person is, or would have been, entitled to indemnification by FTI Trust prior to the Closing Date pursuant to FTI Trust's Declaration of Trust and By-Laws.

(c) FTI Trust on behalf of FTI Fund, until the time of FTI Fund's liquidation, shall indemnify, defend, and hold harmless Templeton Fund, Templeton Company, its Board of Trustees, officers, employees and agents ("Acquiring Fund Indemnified Parties") against all losses, claims, demands, liabilities, and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, whether or not resulting in any liability to such Acquiring Fund Indemnified Parties, including amounts paid by any one or more of the Acquiring Fund Indemnified Parties in a compromise or settlement of any such claim, suit, action, or proceeding, made with the consent of FTI Trust, arising from any untrue statement or alleged untrue statement of a material fact contained in the Form N-14 Registration Statement, as filed and in effect with the SEC or any application; or which arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that FTI Trust and FTI Fund shall only be liable in such case to the extent that any such loss, claim, demand, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission about FTI Trust and/or FTI Fund or the transactions contemplated by this Plan made in the Form N-14 Registration Statement or any Application.

(d) A party seeking indemnification hereunder is hereinafter called the "Indemnified Party" and the party from whom the indemnified party is seeking indemnification hereunder is hereinafter called the "Indemnifying Party." Each Indemnified Party shall notify the Indemnifying Party in writing within ten (10) days of the receipt by one or more of the Indemnified Parties of any notice of legal process of any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11, but the failure to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than under this
Section 11. The Indemnifying Party shall be entitled to participate at its own expense in the defense of any claim, action, suit, or proceeding covered by this
Section 11, or, if it so elects, to assume at its own expense, the defense thereof with counsel satisfactory to the Indemnified Parties; provided, however, if the defendants in any such action include both the Indemnifying Party and any Indemnified Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Indemnifying Party, the Indemnified Party shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action on behalf of such Indemnified Party.

            Upon receipt of notice from the Indemnifying Party to the Indemnified Parties of the election by the Indemnifying Party to assume the defense of such action, the Indemnifying Party shall not be liable to such Indemnified Parties under this Section 11 for any legal or other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof unless (i) the Indemnified Parties shall have employed such counsel in connection with the assumption of legal defenses in accordance with the provision of the immediately preceding sentence (it being understood, however, that the Indemnifying Parties shall not be liable for the expenses of more than one separate counsel); (ii) the Indemnifying Parties do not employ counsel reasonably satisfactory to the Indemnified Parties to represent the Indemnified Parties within a reasonable amount of time after notice of commencement of the action; or (iii) the Indemnifying Parties have authorized the employment of counsel for the Indemnified Parties at its expense.

(e)   This Section 11 shall survive the termination of this Plan.

12.   LIABILITY OF TEMPLETON COMPANY AND FTI TRUST.
      --------------------------------------------

(a) Each party acknowledges and agrees that all obligations of Templeton Company under this Plan are binding only with respect to Templeton Fund; that any liability of Templeton Company under this Plan with respect to Templeton Company, or in connection with the transactions contemplated herein with respect to Templeton Fund, shall be discharged only out of the assets of Templeton Fund; that no other series of Templeton Company shall be liable with respect to this Plan or in connection with the transactions contemplated herein; and that neither FTI Trust nor FTI Fund shall seek satisfaction of any such obligation or liability from the shareholders of Templeton Company, the directors, officers, employees or agents of Templeton Company, or any of them.

(b) Each party acknowledges and agrees that all obligations of FTI Trust under this Plan are binding only with respect to FTI Fund; that any liability of FTI Trust under this Plan with respect to FTI Fund, or in connection with the transactions contemplated herein with respect to FTI Fund, shall be discharged only out of the assets of FTI Fund; that no other series of FTI Trust shall be liable with respect to this Plan or in connection with the transactions contemplated herein; and that neither Templeton Company nor Templeton Fund shall seek satisfaction of any such obligation or liability from the shareholders of FTI Trust, the trustees, officers, employees or agents of FTI Trust, or any of them.

13.   ENTIRE AGREEMENT AND AMENDMENTS.
      -------------------------------

      This Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by this Plan other than those set forth herein or herein provided for. This Plan may be amended only by mutual consent of the parties in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of the other party.

14.   COUNTERPARTS.
      ------------

      This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

15.   NOTICES.
      -------

      Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Templeton Funds, Inc., 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, FL 33394,
Attention: Secretary, or FTI Funds, at One Franklin Parkway, San Mateo, California 94403, Attention: Secretary, as the case may be.

16.   GOVERNING LAW.
      -------------

      This Plan shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts.

IN WITNESS WHEREOF, FTI Trust, on behalf of FTI Fund, and Templeton Company, on behalf of Templeton Fund, have each caused this Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

                                            TEMPLETON FUNDS, INC., ON BEHALF
                                            OF TEMPLETON FOREIGN FUND
Attest:
/s/Barbara J. Green                        By: /s/David P. Goss
-------------------                            ----------------
   Barbara J. Green                               David P. Goss
   Secretary                                      Vice President

                                                  FTI FUNDS, ON BEHALF OF FTI
                                                  INTERNATIONAL EQUITY FUND

Attest:
/s/Murray L. Simpson                        By: /s/David P. Goss
--------------------                            ----------------
Murray L. Simpson                                  David P. Goss
Secretary                                          Vice President



















Prospectus

TEMPLETON FOREIGN FUND

Templeton Funds, Inc.

ADVISOR CLASS

INVESTMENT STRATEGY
      GLOBAL GROWTH






JANUARY 1, 2002




[Insert Franklin Templeton Investments logo]

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2    Goal and Strategies

 4    Main Risks

 7    Performance

 8    Fees and Expenses

 9    Management


10    Distributions and Taxes


11    Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]

12    Qualified Investors

13    Buying Shares

15    Investor Services


18    Selling Shares


20    Account Policies

24    Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover


THE FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES
                                        -------------------

GOAL The Fund's investment goal is long-term capital growth.


MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests mainly in the equity securities of companies located outside the U.S., including emerging markets. Effective July 31, 2002, the Fund will invest, under normal circumstances, at least 80% of its net assets in "foreign securities," as defined below, which may include emerging markets. Shareholders will be given 60 days' advance notice of any change to the 80% policy regarding investment in foreign securities.

For purposes of the Fund's investments, "foreign securities" means those securities issued by companies:

o     whose principal securities trading markets are outside the U.S.; or

o that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

o     that have a significant portion of their assets outside the U.S.; or

o     that are linked to non-U.S. dollar currencies; or

o that are organized under the laws of, or with principal offices in, another country.

The Fund's definition of "foreign securities" as used in this prospectus may differ from the definition of the same or similar term as used in other mutual fund prospectuses. As a result, the Fund may hold foreign securities that other funds may classify differently.

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. The Fund also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The Fund, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Depending upon current market conditions, the Fund generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

The Fund may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. The Fund may invest up to 5% of its total assets in swap agreements. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.


[Begin callout]
The Fund invests primarily in an internationally diversified portfolio of equity securities.
[End callout]

When choosing equity investments for this Fund, the manager applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.


TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include money market securities or short-term debt securities. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.



[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS While this may not be the case in foreign markets, in the U.S., stocks historically have outperformed other asset classes over the long term (over the short term they tend to go up and down more dramatically). These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies.

FOREIGN SECURITIES Investing in foreign securities, including securities of foreign governments and depositary receipts, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

CURRENCY EXCHANGE RATES. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars. The impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear at this time.

POLITICAL AND ECONOMIC DEVELOPMENTS. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments.

TRADING PRACTICES. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

AVAILABILITY OF INFORMATION. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

LIMITED MARKETS. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

EMERGING MARKETS. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon.


COUNTRY, SECTOR OR INDUSTRY FOCUS To the extent the Fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the Fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the Fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.


CREDIT An issuer of securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.


DERIVATIVE SECURITIES The performance of derivative investments depends, at least in part, on the performance of an underlying asset. Derivatives involve costs, may be volatile, and may involve a small investment relative to the risk assumed. Their successful use will depend on the manager's ability to predict market movements. Risks include delivery failure, default by the other party or the inability to close out a position because the trading market becomes illiquid.


INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.


INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

LIQUIDITY The Fund may invest up to 10% of its total assets in securities with a limited trading market. Such a market can result from political or economic conditions affecting previously established securities markets, particularly in emerging market countries. Reduced liquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.


More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]

[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1,/2

[Insert bar graph]


18.25%   0.10%   36.82%  0.35%   11.15%  18.00%  6.99%   -4.77%  39.54%  -3.50%
91       92      93      94      95      96      97      98      99      00

                                      YEAR
[Begin callout]
BEST
QUARTER:
Q2 `99
15.71%

WORST
QUARTER:
Q3 `98
-17.22%

[End callout]

1. As of September 30, 2001, the Fund's year-to-date return was -17.05%.

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2000

                                             1 YEAR      5 YEARS    10 YEARS
-------------------------------------------------------------------------------
Templeton Foreign Fund -  Advisor Class/2     -3.50%      10.33%      11.44%
MSCI EAFE(R)Index/3                           -13.96%      7.43%       8.56%

2. Effective January 2, 1997, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 2, 1997, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

3. Source: Standard & Poor's Micropal. The unmanaged Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE(R)) Index tracks the performance of approximately 1,000 securities in 20 countries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              ADVISOR CLASS
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases               None
Redemption Fee/1                                               2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                               ADVISOR CLASS
-------------------------------------------------------------------------------
Management fees                                                0.61%
Distribution and service (12b-1) fees                          None
Other expenses                                                 0.32%
                                                     --------------------------
Total annual Fund operating expenses                           0.93%
                                                     ==========================

1. This fee is only for Market Timers (see page 22).


EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


  1 YEAR     3 YEARS    5 YEARS    10 YEARS
---------------------------------------------
    $95        $296       $515      $1,143

[Insert graphic of briefcase] MANAGEMENT

Templeton Global Advisors Limited (Global Advisors), Lyford Cay, Nassau, Bahamas, is the Fund's investment manager. Together, Global Advisors and its affiliates manage over $251 billion in assets.

The Fund's lead portfolio manager is:

JEFFREY A. EVERETT CFA, EXECUTIVE VICE PRESIDENT OF GLOBAL ADVISORS
Mr. Everett has been a manager of the Fund since 2001. He joined Franklin Templeton Investments in 1989.


The following individuals have secondary portfolio management responsibilities:


DALE A. WINNER CFA, Portfolio Manager of Global Advisors
Mr. Winner has been a manager of the Fund since 2001. He joined Franklin Templeton Investments in 1995.

MURDO MURCHISON CFA, PORTFOLIO MANAGER OF GLOBAL ADVISORS
Mr. Murchison has been a manager of the Fund since 2001. He joined Franklin Templeton Investments in 1993.

The Fund pays Global Advisors a fee for managing the Fund's assets. For the fiscal year ended August 31, 2001, the Fund paid 0.61% of its average daily net assets to the manager for its services.


[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES
                           -----------------------

INCOME AND CAPITAL GAIN DISTRIBUTIONS The Fund intends to make a distribution at least annually from its net investment income and any net realized capital gains. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in the Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains the Fund distributes are taxable as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.


BACKUP WITHHOLDING By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o     provide your correct social security or taxpayer identification number,
o     certify that this number is correct,
o     certify that you are not subject to backup withholding, and
o     certify that you are a U.S. person (including a U.S. resident alien).

The Fund must also withhold if the IRS instructs it to do so. When withholding is required, the amount will be 30% of any distributions or proceeds paid in calendar years 2002 or 2003.

When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Any foreign taxes the Fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information for the fiscal years before 1999 were audited by others.

ADVISOR CLASS                                   YEAR ENDED AUGUST 31,
--------------------------------------------------------------------------------
                                       2001     2000     1999    1998    1997/1
--------------------------------------------------------------------------------
PER SHARE DATA ($)/2
Net asset value, beginning of year     10.56    10.50    8.44   11.42   10.26
                                     -------------------------------------------
 Net investment income                   .28      .26     .29     .33     .07
 Net realized and unrealized gains      (.68)     .24    2.81   (2.12)   1.09
(losses)
                                     -------------------------------------------
Total from investment operations        (.40)     .50    3.10   (1.79)   1.16
                                     -------------------------------------------
 Distributions from net investment      (.26)    (.35)   (.27)   (.35)       -
income
 Distributions from net realized        (.21)    (.09)   (.77)   (.84)       -
gains
                                     -------------------------------------------
Total distributions                     (.47)    (.44)  (1.04)  (1.19)       -
                                     -------------------------------------------
Net asset value, end of year             9.69   10.56   10.50    8.44   11.42
                                     ===========================================
Total return (%)/3                      (3.81)   5.03   40.65  (17.75)  11.31

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)   102,846   117,129  77,203  50,022 139,100
Ratios to average net assets: (%)
 Expenses                                .93%       .90   .88     .87     .83/4
 Net investment income                  2.78%      2.45  3.18    3.08    3.37/4
Portfolio turnover rate (%)            21.38%     44.77 26.11   38.27   37.28

1. For the period January 1, 1997 (effective date) to August 31, 1997.
2. Based on average weighted shares outstanding effective year ended August 31, 1999.
3. Total return is not annualized.
4. Annualized.


YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] QUALIFIED INVESTORS
                                          -------------------

The following investors may qualify to buy Advisor Class shares of the Fund.

o Qualified registered investment advisors with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments:
   $1,000 initial and $50 additional.

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments and their immediate family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.

o Accounts managed by Franklin Templeton Investments. Minimum investments: No initial minimum and $50 additional.

o  The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments:
   No initial or additional minimums.


[Insert graphic of a paper with lines
and someone writing] BUYING SHARES
                     -------------


ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 15). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.

BUYING SHARES
--------------------------------------------------------------------------------
                          OPENING AN ACCOUNT         ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
[Insert graphic of hands
shaking]

THROUGH YOUR INVESTMENT   Contact your investment    Contact your investment
REPRESENTATIVE            representative             representative
--------------------------------------------------------------------------------
[Insert graphic of phone  If you have another        Before requesting a
and computer]             Franklin Templeton fund    telephone or online
                          account with your bank     purchase into an existing
BY PHONE/ONLINE           account information on     account, please make sure
                          file, you may open a new   we have your bank account
(Up to $100,000 per       account by phone. At this  information on file. If we
shareholder per day)      time, a new account may    do not have this
                          not be opened online.      information, you will need
1-800/632-2301                                       to send written
                          To make a same day         instructions with your
franklintempleton.com     investment, your phone     bank's name and address, a
                          order must be received     voided check or savings
NOTE:  CERTAIN ACCOUNT    and accepted by us by      account deposit slip, and
TYPES ARE NOT AVAILABLE   1:00 p.m. Pacific time or  a signature guarantee if
FOR ONLINE ACCOUNT ACCESS the close of the New York  the bank and Fund accounts
                          Stock Exchange, whichever  do not have at least one
                          is earlier.                common owner.

                                                     To make a same day
                                                     investment, your phone or
                                                     online order must be
                                                     received and accepted by us
                                                     by 1:00 p.m. Pacific time
                                                     or the close of the New
                                                     York Stock Exchange,
                                                     whichever is earlier.

--------------------------------------------------------------------------------
[Insert graphic of        Make your check payable    Make your check payable to
envelope]                 to Templeton Foreign Fund. Templeton Foreign Fund.
BY MAIL                                              Include your account
                          Mail the check and your    number on the check.
                          signed application to
                          Investor Services.         Fill out the deposit slip
                                                     from your account
                                                     statement. If you do not
                                                     have a slip, include a note
                                                     with your name, the Fund
                                                     name, and your account
                                                     number.

                                                     Mail the check and deposit
                                                     slip or note to Investor
                                                     Services.
--------------------------------------------------------------------------------
[Insert graphic of three  Call to receive a wire     Call to receive a wire
lightning bolts]          control number and wire    control number and wire
BY WIRE                   instructions.              instructions.

1-800/632-2301            Wire the funds and mail    To make a same day wire
(or 1-650/312-2000        your signed application    investment, please call us
collect)                  to Investor Services.      by 1:00 p.m. Pacific time
                          Please include the wire    and make sure your wire
                          control number or your     arrives by 3:00 p.m.
                          new account number on the
                          application.

                          To make a same day wire
                          investment, please call
                          us by 1:00 p.m. Pacific
                          time and make sure your
                          wire arrives by 3:00 p.m.
--------------------------------------------------------------------------------
[Insert graphic of two    Call Shareholder Services Call Shareholder Services
arrows pointing in        at the number below, or   at the number below, or
opposite directions]      send signed written       send signed written
                          instructions.  You also   instructions. You also may
BY EXCHANGE               may place an online       place an online exchange
                          exchange order.           order.
Our Website
franklintempleton.com     (Please see page 17 for    (Please see page 17 for
                          information on exchanges.) information on exchanges.)
--------------------------------------------------------------------------------


             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030
                          ST. PETERSBURG, FL 33733-8030
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.


DISTRIBUTION OPTIONS You may reinvest distributions you receive from the Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.


Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.


TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; request a year-end statement; add or change account services (including distribution options, systematic withdrawals and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.


NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge) or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Because excessive trading can hurt fund performance, operations and shareholders, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 22).

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES
                                  --------------


You can sell your shares at any time.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares
o you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

SELLING SHARES
--------------------------------------------------------------------------------
                          TO SELL SOME OR ALL OF YOUR SHARES
--------------------------------------------------------------------------------
[Insert graphic of hands Contact your investment representative shaking] THROUGH
YOUR INVESTMENT REPRESENTATIVE
--------------------------------------------------------------------------------
[Insert graphic of        Send written instructions and endorsed share
envelope]                 certificates (if you hold share certificates) to
BY MAIL                   Investor Services. Corporate, partnership or trust
                          accounts may need to send additional documents.

                          Specify the Fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                          A check will be mailed to the name(s) and address on
                          the account, or otherwise according to your written
                          instructions.
--------------------------------------------------------------------------------
[Insert graphic of        As long as your transaction is for $100,000 or less,
phone and computer]       you do not hold share certificates and you have not
                          changed your address by phone or online within the
By Phone/Online           last 15 days, you can sell your shares by
                          phone or online.
1-800/632-2301
                          A check will be mailed to the name(s) and address on
franklintempleton.com     the account. Written instructions, with a signature
                          guarantee, are required to send the check to another
                          address or to make it payable to another person.
--------------------------------------------------------------------------------
[Insert graphic of three  You can call, write, or visit us online to have
lightning bolts]          redemption proceeds sent to a bank account. See the
                          policies above for selling shares by mail, phone, or
BY ELECTRONIC FUNDS       online.
TRANSFER (ACH)
                          Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                          If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.
--------------------------------------------------------------------------------
[Insert graphic of two   Obtain a current prospectus for the fund you are
arrows pointing in       considering. Prospectuses are available online at
opposite directions]     franklintempleton.com.

BY EXCHANGE              Call Shareholder Services at the number below
                         or send signed written instructions. You also may place an exchange order online. See the policies above for selling shares by mail, phone, or online.

                         If you hold share certificates, you will need to
                         return them to the Fund before your exchange can be processed.
--------------------------------------------------------------------------------


             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 33030
                          ST. PETERSBURG, FL 33733-8030
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.


ACCOUNTS WITH LOW BALANCES If the value of your account falls below $500 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer to receive multiple copies of these shareholder documents, please call us at 1-800-632-2301.

If you prefer, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 15).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.


STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.


JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

MARKET TIMERS Effective March 1, 2002, the Fund does not allow investments by Market Timers and may restrict or refuse purchases or exchanges by a shareholder who fails to comply with the restrictions set forth below. You may be considered a Market Timer if you have (i) requested an exchange or redemption out of any of the Franklin Templeton funds within two weeks of an earlier purchase or exchange request out of any fund, or (ii) exchanged or redeemed shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period. Accounts under common ownership or control with an account that is covered by
(i) or (ii) also are subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, LLC, and to place all purchase, exchange and redemption trade requests through the desk.

Identified Market Timers who redeem or exchange their shares of the Fund within 90 days of purchase will be assessed a fee of 2% of redemption proceeds. This redemption fee does not apply to 401(k) participant accounts, accounts not held individually through Franklin Templeton Investors Services, LLC, and funds under the automatic dividend reinvestment program and the systematic withdrawal program.


ADDITIONAL POLICIES Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.
o The Fund may modify, suspend, or terminate telephone/online privileges at any time.
o At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.
o  The Fund may modify or discontinue the exchange privilege on 60 days' notice.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

[Insert graphic of question mark] QUESTIONS
                                  ---------

If you have any questions about the Fund or your account, you can write to us at P.O. Box 33030, St. Petersburg, FL 33733-8030. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                              HOURS (PACIFIC TIME, MONDAY
DEPARTMENT NAME          TELEPHONE NUMBER     THROUGH FRIDAY)
--------------------------------------------------------------------------------
Shareholder Services     1-800/632-2301       5:30 a.m. to 5:00 p.m.
                                              6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information         1-800/DIAL BEN       5:30 a.m. to 5:00 p.m.
                         (1-800/342-5236)     6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Services      1-800/527-2020       5:30 a.m. to 5:00 p.m.
Advisor Services         1-800/524-4040       5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563       6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637       5:30 a.m. to 5:00 p.m.
TeleFACTS(R)(automated)  1-800/247-1753       (around-the-clock access)


FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS


Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).


For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.



FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com





You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.


Investment Company Act file #811-2781                                   104
PA 01/02











ANNUAL REPORT


                                                                 AUGUST 31, 2001


TEMPLETON FOREIGN FUND


[FRANKLIN TEMPLETON LOGO]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.



[PHOTO OF JEFFREY A. EVERETT, CFA]


JEFFREY A. EVERETT, CFA
Portfolio Manager
Templeton Foreign Fund



FRANKLINTEMPLETON.COM

[COMPUTER MOUSE GRAPHIC]

Electronic delivery is a convenient alternative to receiving these reports through the mail. Visit franklintempleton.com today, click on Account Services and sign up.

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Foreign Fund seeks long-term capital growth. Under normal market conditions, the Fund invests mainly in the equity securities of companies located outside the United States, including emerging markets.
--------------------------------------------------------------------------------


Dear Shareholder:

This annual report for Templeton Foreign Fund covers the fiscal year ended August 31, 2001. During the 12 months under review, global investors faced a challenging environment due to a decelerating world economy, decreasing corporate sales and earnings, and continued layoffs. In addition, the U.S. dollar's strength diminished investment returns denominated in other currencies.

Responding to the domestic economic slowdown, the U.S. Federal Reserve Board cut the federal funds target rate seven times during the Fund's fiscal year by a total of 300 basis points (3.0%). These interest rate cuts seemed to instill confidence in U.S. consumers who continued to purchase big-ticket items such as cars and houses. The European Central Bank (ECB), the Bank of England and



CONTENTS

Shareholder Letter ........................................................    1

Performance Summary .......................................................    8

Financial Highlights & Statement of Investments ...........................   13

Financial Statements ......................................................   23

Notes to Financial Statements .............................................   26

Independent Auditors' Report ..............................................   31

Tax Designation ...........................................................   32




FUND CATEGORY

[PYRAMID GRAPHIC]



The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 17.

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/01

[PIE CHART]

Europe                                                                     47.0%

Asia                                                                       28.9%

North America                                                              11.9%

Latin America                                                               6.4%

Australia & New Zealand                                                     3.1%

Short-Term Investments & Other Net Assets                                   2.7%



the Bank of Canada enacted similar, albeit less aggressive, monetary policy easings. Until May 2001, the ECB's main objective was fighting inflation, and it was therefore reluctant to lower interest rates. However, evidence of decreasing business activity within the euro zone (the 12 countries comprising the European Monetary Union), particularly in manufacturing, combined with concerns over the impact the U.S. slowdown might have on European growth, prompted the ECB to reassess its priorities. Another important factor was the persistent weakness of the euro, which hovered near prior lows against the U.S. dollar. In our opinion, this weakness was tied to fundamentals and investor psychology even though we felt the euro was modestly undervalued. We believe if progress is made toward European restructuring coupled with a narrowing of the growth gap between the U.S. and Europe, these developments could contribute to a stronger euro.

Japan's economic situation continued to preoccupy investors, and the country's stock market, which remained under pressure during most of the period, reflected these concerns. However, Junichiro Koizumi's election as prime minister in April and his party's subsequent triumph over control of the Japanese Upper House in July provided some relief to the nation's stock market performance. Koizumi is expected to infuse Japan with much-needed political and economic reforms, but it will take time before we see how far he is willing to go.

After declining for most of 2000, many of the world's equity markets began the year 2001 favorably. However, following a brief January rally, renewed signs of economic weakness in the

U.S. and abroad re-exerted pressure on stock prices. During this challenging time, Templeton Foreign Fund - Class A posted a -4.08% one-year cumulative total return as of August 31, 2001, as shown in the Performance Summary beginning on page 8. By comparison, our benchmark, the Morgan Stanley Capital International Europe Australasia Far East (MSCI(R) EAFE(R)) Index posted a -24.08% one-year cumulative total return for the same period.(1)

Throughout the reporting period, we adhered to our time-tested investment philosophy of searching the globe for undervalued securities. We used this historically volatile period in equities worldwide as an opportunity to add stocks that we believe will benefit the Fund over the long term and sell stocks that had become too expensive according to our research. During the fiscal year under review, we did not consider global stock valuations in general to be cheap. However, we identified a number of stocks that in our opinion were undervalued and incorporated them into our portfolio. New positions included the world's leading car-safety equipment producer Autoliv (Sweden), alternative telecommunications carrier Cable & Wireless (U.K.) and electronics mammoth NEC (Japan). Conversely, we took profits from some portfolio holdings that performed well. These stocks included two U.K. companies, electric utility Powergen and clothing, food and household items retailer Marks and Spencer. We also trimmed our position in National Australia Bank as we took advantage of the stock's recent price appreciation.


TOP 10 COUNTRIES
Based on Equity Investments
8/31/01

                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
U.K.                                                                       12.9%

Hong Kong                                                                  12.1%

Japan                                                                       8.6%

Germany                                                                     7.4%

Netherlands                                                                 5.4%

Spain                                                                       5.2%

South Korea                                                                 4.8%

Sweden                                                                      4.5%

Finland                                                                     4.2%

France                                                                      3.2%



1. Source: Standard & Poor's Micropal. The unmanaged MSCI EAFE Index is an equity index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets in Europe, Australasia and the Far East. Securities included in the index are weighted according to their market capitalization (outstanding shares times price). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 EQUITY HOLDINGS
8/31/01

COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------
Cheung Kong Holdings Ltd.                                                2.4%
Real Estate, Hong Kong

Unilever PLC                                                             2.4%
Food Products, U.K.

E.On AG                                                                  2.0%
Electric Utilities, Germany

Fuji Photo Film Co. Ltd.                                                 1.9%
Leisure Equipment &
Products, Japan

HSBC Holdings PLC                                                        1.9%
Banks, Hong Kong

Iberdrola SA, Br.                                                        1.7%
Electric Utilities, Spain

Volkswagen AG, pfd.                                                      1.7%
Automobiles, Germany

UPM-Kymmene Corp.                                                        1.7%
Paper & Forest
Products, Finland

Telefonos de Mexico SA
de CV (Telmex), ADR                                                      1.7%
Diversified Telecommunication
Services, Mexico

Rolls-Royce PLC                                                          1.6%
Aerospace & Defense, U.K.


Despite a difficult investment environment for equities as a whole, value investing continued to outpace growth investing. The MSCI World Value Index returned -10.96% for the year ended August 31, 2001, while the MSCI World Growth Index posted a -38.31% return for the same period.(2) We held many stocks in traditionally value-oriented industries, and these holdings contributed positively to the Fund's performance. Among them were several banks (Guoco Group, Banco Popular Espanol and Alliance & Leicester), utilities (E.On, Iberdrola and CLP Holdings), chemicals producers (DSM and BASF) and paper & forest products companies (UPM-Kymmene). However, our exposure to a few telecommunications- and technology-related companies from Japan (Nippon Telegraph & Telephone, Fujitsu and Hitachi) negatively impacted our portfolio's performance.

A weak euro affected the portfolio by reducing our euro-denominated holdings' U.S. dollar returns. However, European export-oriented companies such as BASF (Germany) and Stora Enso (Finland) benefited and partially offset the effect of their weaker currency. European consolidation, which continued during the period, also contributed to the Fund's performance. In February 2001, the world's leading international ceramic clay producer Watts Blake Bearne acquired building and industrial materials manufacturer Hepworth. Toward the Fund's fiscal year-end, German power utility E.On unveiled a $7.4 billion agreed bid for Powergen, Britain's fourth-largest electric utility. This acquisition announcement positively



2. Source: Standard & Poor's Micropal. The unmanaged MSCI World Value Index is capitalization-weighted (outstanding shares times price) and measures the total returns (gross dividends are reinvested) of equity securities with low price/book value ratios in the developed markets globally. The unmanaged MSCI World Growth Index is capitalization-weighted and measures the total returns (gross dividends are reinvested) of equity securities with high price/book value ratios in the developed markets globally. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

impacted not only these stocks, but also the entire sector, and generally benefited the Fund's other utility holdings. We anticipate further consolidation will be considered by European utility companies, which we estimate have approximately 130 billion euros available for investment.

Looking forward, we do not foresee the current global economic slowdown becoming a deep, synchronized global recession. We anticipate monetary support already in place to start stimulating the world's economies. It is our belief that in the near term, improved earnings visibility could begin to provide the basis for a sustainable recovery in world equities. Among its diverse portfolio holdings, Templeton Foreign Fund holds shares in some of the world's best-managed corporations, which we believe are well-positioned to take advantage of an economic upturn. In the meantime, we will continue to pursue our goal of finding and researching undervalued stocks that will help our investors best achieve their long-term financial goals.

Along with the rest of America and the world, the Templeton organization was deeply shocked and saddened by the terrorist acts on American soil as I prepared this letter. We pray for and offer our deep sympathy to the victims, the survivors, and all those who have been impacted by this tragedy.

As noted, your portfolio is composed of high-quality companies from around the world, and we are confident that these investments will withstand the impact of short-term market disruptions. In addition, the world's central banks, which oversee the global commercial banking system, have pledged to collectively maintain the worldwide financial system's integrity by providing liquidity as needed. Furthermore, history demonstrates that during periods of great uncertainty -- caused by either financial or social upheaval -- any detrimental financial market reaction has been temporary, followed by a period of greater market expansion. We have no reason to believe that the financial aftermath of recent assaults on America should be any different.

In these uncertain times, we draw on Templeton's fundamental investment approach, which is focused on the long term, and we encourage you to do the same. We will continue to concentrate on our stock selection approach by investing in companies whose security prices do not reflect their long-term earnings potential. In our fiduciary capacity, our managers will thoroughly review your portfolio and make rational and measured adjustments. In doing so, we seek to ensure that there are no long-term impairments to value. We do not anticipate making any major shifts to your holdings, but are certainly aware that we must make every effort to safeguard the assets that have been put under our care.

It is important to note that there are special risks involved with foreign investing related to market, currency, economic, social, political and other factors. Emerging market securities involve similar but heightened risks, in addition to those associated with the relatively small size and lesser liquidity of those markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. For example, the MSCI Mexico Free Index has increased 1,300% in the past 13 years, but has suffered five quarterly declines of more than 15% during that time.(3) Although short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. These risks and other considerations are discussed in the Fund's prospectus.

Thank you for investing in Templeton Foreign Fund. We welcome your comments and look forward to serving you in the future.

Sincerely,


/s/ JEFFREY A. EVERETT

Jeffrey A. Everett, CFA
Portfolio Manager
Templeton Foreign Fund



3. Source: Standard & Poor's Micropal. Based on quarterly percentage price change over 13 years ended 6/30/01. Market return is measured in U.S. dollars and does not include reinvested dividends. The unmanaged MSCI Mexico Free Index is a capitalization-weighted (outstanding shares times price) index that reflects actual buyable opportunities for global investors by taking into account local market restrictions on share ownership by foreign investors.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 7/1/92, Fund shares were offered at a higher initial sales charge; thus actual total returns would have been lower. Effective 1/1/93, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                 CHANGE          8/31/01          8/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                  -$0.87            $9.69            $10.56

DISTRIBUTIONS (9/1/00 - 8/31/01)
Dividend Income                         $0.2295
Short-Term Capital Gain                 $0.1042
Long-Term Capital Gain                  $0.1039
                                        -------
       Total                            $0.4376

CLASS B                                 CHANGE          8/31/01          8/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                  -$0.87            $9.56            $10.43

DISTRIBUTIONS (9/1/00 - 8/31/01)
Dividend Income                         $0.1681
Short-Term Capital Gain                 $0.1042
Long-Term Capital Gain                  $0.1039
                                        -------
       Total                            $0.3762

CLASS C                                 CHANGE          8/31/01          8/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                  -$0.84            $9.55            $10.39

DISTRIBUTIONS (9/1/00 - 8/31/01)
Dividend Income                         $0.1469
Short-Term Capital Gain                 $0.1042
Long-Term Capital Gain                  $0.1039
                                        -------
       Total                            $0.3550

ADVISOR CLASS                           CHANGE          8/31/01          8/31/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                  -$0.87            $9.69            $10.56

DISTRIBUTIONS (9/1/00 - 8/31/01)
Dividend Income                         $0.2572
Short-Term Capital Gain                 $0.1042
Long-Term Capital Gain                  $0.1039
                                        -------
       Total                            $0.4653


Templeton Foreign Fund paid distributions derived from long-term capital gains of 10.39 cents ($0.1039) per share in December 2000. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

PERFORMANCE

CLASS A                                   1-YEAR          5-YEAR         10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                -4.08%          38.50%         140.41%

Average Annual Total Return(2)            -9.56%           5.47%           8.52%

Value of $10,000 Investment(3)            $9,044         $13,052         $22,655

Avg. Ann. Total Return (9/30/01)(4)      -17.63%           2.65%           6.95%

                                                                       INCEPTION
CLASS B                                                   1-YEAR        (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                -4.75%         23.14%

Average Annual Total Return(2)                            -8.41%          7.13%

Value of $10,000 Investment(3)                            $9,159        $12,014

Avg. Ann. Total Return (9/30/01)(4)                      -16.60%          2.00%

                                                                       INCEPTION
CLASS C                                   1-YEAR          5-YEAR        (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                -4.68%          33.66%         53.78%

Average Annual Total Return(2)            -6.50%           5.76%          6.86%

Value of $10,000 Investment(3)            $9,350         $13,231        $15,228

Avg. Ann. Total Return (9/30/01)(4)      -14.89%           2.90%          4.70%

ADVISOR CLASS(5)                          1-YEAR          5-YEAR         10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                -3.81%          41.34%         145.33%

Average Annual Total Return(2)            -3.81%           7.16%           9.39%

Value of $10,000 Investment(3)            $9,619         $14,134         $24,533

Avg. Ann. Total Return (9/30/01)(4)      -12.29%           4.31%           7.82%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 30.09% and 5.80%.


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

                          AVERAGE ANNUAL TOTAL RETURN
CLASS A                                                                  8/31/01
--------------------------------------------------------------------------------
1-Year                                                                    -9.56%

5-Year                                                                     5.47%

10-Year                                                                    8.52%

CLASS A (9/1/91 - 8/31/01)
Templeton Foreign Fund
Annual Report
August 31, 2001

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

The following line graph compares the performance of Templeton Foreign Fund - Class A with that of the MSCI World Index(6) and the CPI(6) based on a $10,000 investment from 09/01/91 to 8/31/01.


 PERIOD       TEMPLETON          MSCI EAFE                CPI               MSCI                  CPI
             FOREIGN FUND -        INDEX                                    EAFE
              CLASS A*
09/01/1991    $ 9,423              $10,000              $10,000
09/30/1991    $ 9,618              $10,567              $10,044              5.67%              0.44%
10/31/1991    $ 9,592              $10,719              $10,059              1.44%              0.15%
11/30/1991    $ 9,448              $10,222              $10,088             -4.64%              0.29%
12/31/1991    $ 9,860              $10,753              $10,095              5.20%              0.07%
01/31/1992    $ 9,981              $10,526              $10,110             -2.11%              0.15%
02/29/1992    $10,144              $10,153              $10,147             -3.55%              0.36%
03/31/1992    $ 9,972              $ 9,486              $10,199             -6.57%              0.51%
04/30/1992    $10,343              $ 9,533              $10,213              0.50%              0.14%
05/31/1992    $10,924              $10,174              $10,227              6.72%              0.14%
06/30/1992    $10,726              $ 9,695              $10,264             -4.71%              0.36%
07/31/1992    $10,446              $ 9,449              $10,286             -2.53%              0.21%
08/31/1992    $10,239              $10,046              $10,314              6.31%              0.28%
09/30/1992    $10,028              $ 9,851              $10,343             -1.94%              0.28%
10/31/1992    $ 9,679              $ 9,336              $10,379             -5.22%              0.35%
11/30/1992    $ 9,720              $ 9,427              $10,394              0.97%              0.14%
12/31/1992    $ 9,869              $ 9,479              $10,387              0.55%             -0.07%
01/31/1993    $10,041              $ 9,481              $10,438              0.02%              0.49%
02/28/1993    $10,272              $ 9,770              $10,474              3.05%              0.35%
03/31/1993    $10,680              $10,625              $10,511              8.75%              0.35%
04/30/1993    $11,028              $11,636              $10,540              9.52%              0.28%
05/31/1993    $11,287              $11,885              $10,555              2.14%              0.14%
06/30/1993    $11,148              $11,702              $10,570             -1.54%              0.14%
07/31/1993    $11,408              $12,114              $10,570              3.52%              0.00%
08/31/1993    $12,144              $12,771              $10,599              5.42%              0.28%
09/30/1993    $12,047              $12,486              $10,622             -2.23%              0.21%
10/31/1993    $12,704              $12,873              $10,665              3.10%              0.41%
11/30/1993    $12,490              $11,751              $10,673             -8.72%              0.07%
12/31/1993    $13,503              $12,601              $10,673              7.24%              0.00%
01/31/1994    $14,128              $13,670              $10,701              8.48%              0.27%
02/28/1994    $13,884              $13,634              $10,738             -0.26%              0.34%
03/31/1994    $13,498              $13,049              $10,774             -4.29%              0.34%
04/30/1994    $13,727              $13,607              $10,789              4.27%              0.14%
05/31/1994    $13,727              $13,532              $10,797             -0.55%              0.07%
06/30/1994    $13,455              $13,727              $10,834              1.44%              0.34%
07/31/1994    $13,956              $13,861              $10,863              0.98%              0.27%
08/31/1994    $14,328              $14,192              $10,906              2.39%              0.40%
09/30/1994    $14,099              $13,748              $10,936             -3.13%              0.27%
10/31/1994    $14,295              $14,209              $10,943              3.35%              0.07%
11/30/1994    $13,778              $13,530              $10,958             -4.78%              0.13%
12/31/1994    $13,550              $13,618              $10,958              0.65%              0.00%
01/31/1995    $13,319              $13,097              $11,002             -3.82%              0.40%
02/28/1995    $13,503              $13,063              $11,046             -0.26%              0.40%
03/31/1995    $13,611              $13,882              $11,082              6.27%              0.33%
04/30/1995    $14,072              $14,409              $11,119              3.79%              0.33%
05/31/1995    $14,394              $14,240              $11,141             -1.17%              0.20%
06/30/1995    $14,456              $13,994              $11,163             -1.73%              0.20%
07/31/1995    $15,117              $14,868              $11,163              6.25%              0.00%
08/31/1995    $14,779              $14,305              $11,192             -3.79%              0.26%
09/30/1995    $15,024              $14,588              $11,214              1.98%              0.20%
10/31/1995    $14,643              $14,200              $11,251             -2.66%              0.33%
11/30/1995    $14,805              $14,599              $11,244              2.81%             -0.07%
12/31/1995    $15,061              $15,190              $11,236              4.05%             -0.07%
01/31/1996    $15,553              $15,255              $11,302              0.43%              0.59%
02/29/1996    $15,684              $15,310              $11,338              0.36%              0.32%
03/31/1996    $15,766              $15,640              $11,397              2.15%              0.52%
04/30/1996    $16,176              $16,098              $11,442              2.93%              0.39%
05/31/1996    $16,340              $15,805              $11,463             -1.82%              0.19%
06/30/1996    $16,423              $15,898              $11,470              0.59%              0.06%
07/31/1996    $15,980              $15,437              $11,492             -2.90%              0.19%
08/31/1996    $16,357              $15,474              $11,514              0.24%              0.19%
09/30/1996    $16,537              $15,889              $11,551              2.68%              0.32%
10/31/1996    $16,737              $15,730              $11,588             -1.00%              0.32%
11/30/1996    $17,367              $16,359              $11,610              4.00%              0.19%
12/31/1996    $17,771              $16,153              $11,610             -1.26%              0.00%
01/31/1997    $18,012              $15,591              $11,647             -3.48%              0.32%
02/28/1997    $18,200              $15,850              $11,683              1.66%              0.31%
03/31/1997    $18,389              $15,911              $11,712              0.39%              0.25%
04/30/1997    $18,492              $15,999              $11,726              0.55%              0.12%
05/31/1997    $19,109              $17,044              $11,719              6.53%             -0.06%
06/30/1997    $19,761              $17,988              $11,733              5.54%              0.12%
07/31/1997    $20,310              $18,283              $11,747              1.64%              0.12%
08/31/1997    $19,555              $16,921              $11,770             -7.45%              0.19%
09/30/1997    $20,653              $17,872              $11,799              5.62%              0.25%
10/31/1997    $19,122              $16,503              $11,829             -7.66%              0.25%
11/30/1997    $18,918              $16,338              $11,821             -1.00%             -0.06%
12/31/1997    $18,953              $16,485              $11,807              0.90%             -0.12%
01/31/1998    $19,029              $17,243              $11,830              4.60%              0.19%
02/28/1998    $20,058              $18,354              $11,852              6.44%              0.19%
03/31/1998    $20,991              $18,923              $11,875              3.10%              0.19%
04/30/1998    $21,106              $19,076              $11,896              0.81%              0.18%
05/31/1998    $20,229              $18,988              $11,917             -0.46%              0.18%
06/30/1998    $19,448              $19,136              $11,932              0.78%              0.12%
07/31/1998    $19,220              $19,335              $11,946              1.04%              0.12%
08/31/1998    $16,058              $16,943              $11,960            -12.37               0.12%
09/30/1998    $16,096              $16,428              $11,975             -3.04%              0.12%
10/31/1998    $17,790              $18,145              $12,004             10.45%              0.24%
11/30/1998    $18,392              $19,080              $12,004              5.15%              0.00%
12/31/1998    $18,027              $19,837              $11,996              3.97%             -0.06%
01/31/1999    $17,726              $19,783              $12,025             -0.27%              0.24%
02/28/1999    $17,576              $19,317              $12,040             -2.36%              0.12%
03/31/1999    $19,144              $20,128              $12,076              4.20%              0.30%
04/30/1999    $21,722              $20,947              $12,164              4.07%              0.73%
05/31/1999    $20,734              $19,873              $12,164             -5.13%              0.00%
06/30/1999    $22,131              $20,652              $12,164              3.92%              0.00%
07/31/1999    $22,367              $21,271              $12,200              3.00%              0.30%
08/31/1999    $22,539              $21,354              $12,230              0.39%              0.24%
09/30/1999    $22,023              $21,574              $12,288              1.03%              0.48%
10/31/1999    $22,017              $22,387              $12,310              3.77%              0.18%
11/30/1999    $23,102              $23,171              $12,318              3.50%              0.06%
12/31/1999    $25,095              $25,254              $12,318              8.99%              0.00%
01/31/2000    $23,239              $23,653              $12,355             -6.34%              0.30%
02/29/2000    $22,747              $24,294              $12,428              2.71%              0.59%
03/31/2000    $23,686              $25,241              $12,530              3.90%              0.82%
04/30/2000    $22,903              $23,919              $12,537             -5.24%              0.06%
05/31/2000    $22,970              $23,340              $12,552             -2.42%              0.12%
06/30/2000    $23,820              $24,257              $12,617              3.93%              0.52%
07/31/2000    $23,552              $23,246              $12,646             -4.17%              0.23%
08/31/2000    $23,619              $23,452              $12,646              0.89%              0.00%
09/30/2000    $22,881              $22,315              $12,712             -4.85%              0.52%
10/31/2000    $22,693              $21,793              $12,734             -2.34%              0.17%
11/30/2000    $22,808              $20,980              $12,741             -3.73%              0.06%
12/31/2000    $24,174              $21,731              $12,734              3.58%             -0.06%
01/31/2001    $24,408              $21,720              $12,814             -0.05%              0.63%
02/28/2001    $23,917              $20,093              $12,865             -7.49%              0.40%
03/31/2001    $22,234              $18,763              $12,895             -6.62%              0.23%
04/30/2001    $23,520              $20,078              $12,946              7.01%              0.40%
05/31/2001    $23,496              $19,386              $13,005             -3.45%              0.45%
06/30/2001    $23,099              $18,601              $13,027             -4.05%              0.17%
07/31/2001    $22,748              $18,264              $12,990             -1.81%             -0.28%
08/31/2001    $22,655              $17,806              $12,990             -2.51%              0.00%

                          AVERAGE ANNUAL TOTAL RETURN
CLASS B                                                                  8/31/01
--------------------------------------------------------------------------------
1-Year                                                                    -8.41%

Since Inception (1/1/99)                                                   7.13%

CLASS B (1/1/99 - 8/31/01)
GRAPHIC MATERIAL (2)

The following line graph compares the performance of Templeton Foreign Fund - Class B with that of the MSCI World Index(6) and the CPI(6) based on a $10,000 investment from 01/01/99 to 8/31/01.


  PERIOD      TEMPLETON            MSCI EAFE              CPI               MSCI                  CPI
             FOREIGN FUND -          INDEX                                  EAFE
                  B*
01/01/1999      $10,000             $10,000             $10,000
01/31/1999      $ 9,821             $ 9,973             $10,024             -0.27%               0.24%
02/28/1999      $ 9,738             $ 9,738             $10,036             -2.36%               0.12%
03/31/1999      $10,584             $10,147             $10,066              4.20%               0.30%
04/30/1999      $12,014             $10,560             $10,140              4.07%               0.73%
05/31/1999      $11,454             $10,018             $10,140             -5.13%               0.00%
06/30/1999      $12,217             $10,411             $10,140              3.92%               0.00%
07/31/1999      $12,348             $10,723             $10,170              3.00%               0.30%
08/31/1999      $12,431             $10,765             $10,194              0.39%               0.24%
09/30/1999      $12,133             $10,876             $10,243              1.03%               0.48%
10/31/1999      $12,136             $11,286             $10,262              3.77%               0.18%
11/30/1999      $12,714             $11,681             $10,268              3.50%               0.06%
12/31/1999      $13,808             $12,731             $10,268              8.99%               0.00%
01/31/2000      $12,779             $11,924             $10,299             -6.34%               0.30%
02/29/2000      $12,506             $12,247             $10,360              2.71%               0.59%
03/31/2000      $13,015             $12,724             $10,444              3.90%               0.82%
04/30/2000      $12,581             $12,058             $10,451             -5.24%               0.06%
05/31/2000      $12,606             $11,766             $10,463             -2.42%               0.12%
06/30/2000      $13,064             $12,228             $10,518              3.93%               0.52%
07/31/2000      $12,903             $11,718             $10,542             -4.17%               0.23%
08/31/2000      $12,928             $11,823             $10,542              0.89%               0.00%
09/30/2000      $12,519             $11,249             $10,597             -4.85%               0.52%
10/31/2000      $12,403             $10,986             $10,615             -2.34%               0.17%
11/30/2000      $12,467             $10,576             $10,621             -3.73%               0.06%
12/31/2000      $13,203             $10,955             $10,615              3.58%              -0.06%
01/31/2001      $13,319             $10,949             $10,682             -0.05%               0.63%
02/28/2001      $13,048             $10,129             $10,724             -7.49%               0.40%
03/31/2001      $12,121             $ 9,459             $10,749             -6.62%               0.23%
04/30/2001      $12,817             $10,122             $10,792              7.01%               0.40%
05/31/2001      $12,804             $ 9,772             $10,841             -3.45%               0.45%
06/30/2001      $12,572             $ 9,377             $10,859             -4.05%               0.17%
07/31/2001      $12,379             $ 9,207             $10,829             -1.81%              -0.28%
08/31/2001      $12,014             $ 8,976             $10,829             -2.51%               0.00%

                         AVERAGE ANNUAL TOTAL RETURN
CLASS C                                                                  8/31/01
--------------------------------------------------------------------------------
1-Year                                                                    -6.50%

5-Year                                                                     5.76%

Since Inception (5/1/95)                                                   6.86%

GRAPHIC MATERIAL (3)

The following line graph compares the performance of Templeton Foreign Fund - Class C with that of the MSCI World Index(6) and the CPI(6) based on a $10,000 investment from 5/01/95 to 8/31/01.

 PERIOD        TEMPLETON        MSCI EAFE                CPI                 MSCI               CPI
              FOREIGN FUND -     INDEX                                       EAFE
                 C*
05/01/1995      $ 9,903             $10,000             $10,000
05/31/1995      $10,119             $ 9,883             $10,020             -1.17%              0.20%
06/30/1995      $10,162             $ 9,712             $10,040             -1.73%              0.20%
07/31/1995      $10,617             $10,319             $10,040              6.25%              0.00%
08/31/1995      $10,379             $ 9,928             $10,066             -3.79%              0.26%
09/30/1995      $10,541             $10,125             $10,086              1.98%              0.20%
10/31/1995      $10,261             $ 9,855             $10,120             -2.66%              0.33%
11/30/1995      $10,386             $10,132             $10,112              2.81%             -0.07%
12/31/1995      $10,551             $10,542             $10,105              4.05%             -0.07%
01/31/1996      $10,897             $10,588             $10,165              0.43%              0.59%
02/29/1996      $10,978             $10,626             $10,198              0.36%              0.32%
03/31/1996      $11,024             $10,854             $10,251              2.15%              0.52%
04/30/1996      $11,313             $11,172             $10,291              2.93%              0.39%
05/31/1996      $11,416             $10,969             $10,310             -1.82%              0.19%
06/30/1996      $11,463             $11,034             $10,316              0.59%              0.06%
07/31/1996      $11,139             $10,714             $10,336             -2.90%              0.19%
08/31/1996      $11,393             $10,740             $10,356              0.24%              0.19%
09/30/1996      $11,520             $11,027             $10,389              2.68%              0.32%
10/31/1996      $11,654             $10,917             $10,422             -1.00%              0.32%
11/30/1996      $12,084             $11,354             $10,442              4.00%              0.19%
12/31/1996      $12,353             $11,211             $10,442             -1.26%              0.00%
01/31/1997      $12,509             $10,821             $10,475             -3.48%              0.32%
02/28/1997      $12,641             $11,000             $10,508              1.66%              0.31%
03/31/1997      $12,761             $11,043             $10,534              0.39%              0.25%
04/30/1997      $12,833             $11,104             $10,547              0.55%              0.12%
05/31/1997      $13,242             $11,829             $10,540              6.53%             -0.06%
06/30/1997      $13,686             $12,484             $10,553              5.54%              0.12%
07/31/1997      $14,059             $12,689             $10,565              1.64%              0.12%
08/31/1997      $13,518             $11,744             $10,586             -7.45%              0.19%
09/30/1997      $14,287             $12,404             $10,612              5.62%              0.25%
10/31/1997      $13,219             $11,454             $10,639             -7.66%              0.25%
11/30/1997      $13,063             $11,339             $10,632             -1.00%             -0.06%
12/31/1997      $13,081             $11,441             $10,619              0.90%             -0.12%
01/31/1998      $13,121             $11,967             $10,640              4.60%              0.19%
02/28/1998      $13,824             $12,738             $10,660              6.44%              0.19%
03/31/1998      $14,462             $13,133             $10,680              3.10%              0.19%
04/30/1998      $14,542             $13,239             $10,699              0.81%              0.18%
05/31/1998      $13,917             $13,178             $10,719             -0.46%              0.18%
06/30/1998      $13,373             $13,281             $10,731              0.78%              0.12%
07/31/1998      $13,214             $13,419             $10,744              1.04%              0.12%
08/31/1998      $11,022             $11,759             $10,757           - 12.37               0.12%
09/30/1998      $11,049             $11,402             $10,770             -3.04%              0.12%
10/31/1998      $12,195             $12,593             $10,796             10.45%              0.24%
11/30/1998      $12,613             $13,242             $10,796              5.15%              0.00%
12/31/1998      $12,359             $13,768             $10,789              3.97%             -0.06%
01/31/1999      $12,135             $13,730             $10,815             -0.27%              0.24%
02/28/1999      $12,031             $13,406             $10,828             -2.36%              0.12%
03/31/1999      $13,090             $13,969             $10,861              4.20%              0.30%
04/30/1999      $14,849             $14,538             $10,940              4.07%              0.73%
05/31/1999      $14,163             $13,792             $10,940             -5.13%              0.00%
06/30/1999      $15,102             $14,333             $10,940              3.92%              0.00%
07/31/1999      $15,266             $14,763             $10,973              3.00%              0.30%
08/31/1999      $15,371             $14,820             $10,999              0.39%              0.24%
09/30/1999      $14,998             $14,973             $11,052              1.03%              0.48%
10/31/1999      $15,002             $15,538             $11,072              3.77%              0.18%
11/30/1999      $15,719             $16,081             $11,079              3.50%              0.06%
12/31/1999      $17,067             $17,527             $11,079              8.99%              0.00%
01/31/2000      $15,806             $16,416             $11,112             -6.34%              0.30%
02/29/2000      $15,453             $16,861             $11,177              2.71%              0.59%
03/31/2000      $16,083             $17,518             $11,269              3.90%              0.82%
04/30/2000      $15,545             $16,600             $11,276             -5.24%              0.06%
05/31/2000      $15,576             $16,199             $11,289             -2.42%              0.12%
06/30/2000      $16,145             $16,835             $11,348              3.93%              0.52%
07/31/2000      $15,945             $16,133             $11,374             -4.17%              0.23%
08/31/2000      $15,976             $16,277             $11,374              0.89%              0.00%
09/30/2000      $15,468             $15,487             $11,433             -4.85%              0.52%
10/31/2000      $15,324             $15,125             $11,453             -2.34%              0.17%
11/30/2000      $15,419             $14,561             $11,460             -3.73%              0.06%
12/31/2000      $16,312             $15,082             $11,453              3.58%             -0.06%
01/31/2001      $16,456             $15,075             $11,525             -0.05%              0.63%
02/28/2001      $16,121             $13,945             $11,571             -7.49%              0.40%
03/31/2001      $14,973             $13,022             $11,598             -6.62%              0.23%
04/30/2001      $15,834             $13,935             $11,644              7.01%              0.40%
05/31/2001      $15,818             $13,454             $11,696             -3.45%              0.45%
06/30/2001      $15,531             $12,909             $11,716             -4.05%              0.17%
07/31/2001      $15,292             $12,676             $11,683             -1.81%             -0.28%
08/31/2001      $15,228             $12,358             $11,683             -2.51%              0.00%

                         AVERAGE ANNUAL TOTAL RETURN
ADVISOR CLASS(7)                                                         8/31/01
--------------------------------------------------------------------------------
1-Year                                                                    -3.81%

5-Year                                                                     7.16%

10-Year                                                                    9.39%

GRAPHIC MATERIAL (4)


The following line graph compares the performance of Templeton Foreign Fund - Advisor Class with that of the MSCI World Index(6) and the CPI(6) based on a $10,000 investment from 9/01/91 to 8/31/01.


 PERIOD        TEMPLETON          MSCI EAFE             CPI                MSCI                 CPI
              FOREIGN FUND -        INDEX                                  EAFE
               ADVISOR
                CLASS
09/01/1991     $10,000             $10,000             $10,000
09/30/1991     $10,207             $10,567             $10,044              5.67%              0.44%
10/31/1991     $10,179             $10,719             $10,059              1.44%              0.15%
11/30/1991     $10,026             $10,222             $10,088             -4.64%              0.29%
12/31/1991     $10,463             $10,753             $10,095              5.20%              0.07%
01/31/1992     $10,591             $10,526             $10,110             -2.11%              0.15%
02/29/1992     $10,765             $10,153             $10,147             -3.55%              0.36%
03/31/1992     $10,582             $ 9,486             $10,199             -6.57%              0.51%
04/30/1992     $10,975             $ 9,533             $10,213              0.50%              0.14%
05/31/1992     $11,593             $10,174             $10,227              6.72%              0.14%
06/30/1992     $11,382             $ 9,695             $10,264             -4.71%              0.36%
07/31/1992     $11,085             $ 9,449             $10,286             -2.53%              0.21%
08/31/1992     $10,866             $10,046             $10,314              6.31%              0.28%
09/30/1992     $10,642             $ 9,851             $10,343             -1.94%              0.28%
10/31/1992     $10,271             $ 9,336             $10,379             -5.22%              0.35%
11/30/1992     $10,315             $ 9,427             $10,394              0.97%              0.14%
12/31/1992     $10,473             $ 9,479             $10,387              0.55%             -0.07%
01/31/1993     $10,655             $ 9,481             $10,438              0.02%              0.49%
02/28/1993     $10,901             $ 9,770             $10,474              3.05%              0.35%
03/31/1993     $11,334             $10,625             $10,511              8.75%              0.35%
04/30/1993     $11,702             $11,636             $10,540              9.52%              0.28%
05/31/1993     $11,978             $11,885             $10,555              2.14%              0.14%
06/30/1993     $11,830             $11,702             $10,570             -1.54%              0.14%
07/31/1993     $12,106             $12,114             $10,570              3.52%              0.00%
08/31/1993     $12,887             $12,771             $10,599              5.42%              0.28%
09/30/1993     $12,784             $12,486             $10,622             -2.23%              0.21%
10/31/1993     $13,481             $12,873             $10,665              3.10%              0.41%
11/30/1993     $13,255             $11,751             $10,673             -8.72%              0.07%
12/31/1993     $14,329             $12,601             $10,673              7.24%              0.00%
01/31/1994     $14,992             $13,670             $10,701              8.48%              0.27%
02/28/1994     $14,734             $13,634             $10,738             -0.26%              0.34%
03/31/1994     $14,324             $13,049             $10,774             -4.29%              0.34%
04/30/1994     $14,567             $13,607             $10,789              4.27%              0.14%
05/31/1994     $14,567             $13,532             $10,797             -0.55%              0.07%
06/30/1994     $14,278             $13,727             $10,834              1.44%              0.34%
07/31/1994     $14,810             $13,861             $10,863              0.98%              0.27%
08/31/1994     $15,205             $14,192             $10,906              2.39%              0.40%
09/30/1994     $14,962             $13,748             $10,936             -3.13%              0.27%
10/31/1994     $15,170             $14,209             $10,943              3.35%              0.07%
11/30/1994     $14,621             $13,530             $10,958             -4.78%              0.13%
12/31/1994     $14,379             $13,618             $10,958              0.65%              0.00%
01/31/1995     $14,134             $13,097             $11,002             -3.82%              0.40%
02/28/1995     $14,330             $13,063             $11,046             -0.26%              0.40%
03/31/1995     $14,444             $13,882             $11,082              6.27%              0.33%
04/30/1995     $14,933             $14,409             $11,119              3.79%              0.33%
05/31/1995     $15,275             $14,240             $11,141             -1.17%              0.20%
06/30/1995     $15,340             $13,994             $11,163             -1.73%              0.20%
07/31/1995     $16,041             $14,868             $11,163              6.25%              0.00%
08/31/1995     $15,683             $14,305             $11,192             -3.79%              0.26%
09/30/1995     $15,944             $14,588             $11,214              1.98%              0.20%
10/31/1995     $15,539             $14,200             $11,251             -2.66%              0.33%
11/30/1995     $15,710             $14,599             $11,244              2.81%             -0.07%
12/31/1995     $15,982             $15,190             $11,236              4.05%             -0.07%
01/31/1996     $16,505             $15,255             $11,302              0.43%              0.59%
02/29/1996     $16,644             $15,310             $11,338              0.36%              0.32%
03/31/1996     $16,731             $15,640             $11,397              2.15%              0.52%
04/30/1996     $17,166             $16,098             $11,442              2.93%              0.39%
05/31/1996     $17,340             $15,805             $11,463             -1.82%              0.19%
06/30/1996     $17,427             $15,898             $11,470              0.59%              0.06%
07/31/1996     $16,957             $15,437             $11,492             -2.90%              0.19%
08/31/1996     $17,358             $15,474             $11,514              0.24%              0.19%
09/30/1996     $17,549             $15,889             $11,551              2.68%              0.32%
10/31/1996     $17,761             $15,730             $11,588             -1.00%              0.32%
11/30/1996     $18,430             $16,359             $11,610              4.00%              0.19%
12/31/1996     $18,859             $16,153             $11,610             -1.26%              0.00%
01/31/1997     $19,114             $15,591             $11,647             -3.48%              0.32%
02/28/1997     $19,332             $15,850             $11,683              1.66%              0.31%
03/31/1997     $19,532             $15,911             $11,712              0.39%              0.25%
04/30/1997     $19,660             $15,999             $11,726              0.55%              0.12%
05/31/1997     $20,315             $17,044             $11,719              6.53%             -0.06%
06/30/1997     $21,007             $17,988             $11,733              5.54%              0.12%
07/31/1997     $21,607             $18,283             $11,747              1.64%              0.12%
08/31/1997     $20,788             $16,921             $11,770             -7.45%              0.19%
09/30/1997     $21,971             $17,872             $11,799              5.62%              0.25%
10/31/1997     $20,339             $16,503             $11,829             -7.66%              0.25%
11/30/1997     $20,142             $16,338             $11,821             -1.00%             -0.06%
12/31/1997     $20,177             $16,485             $11,807              0.90%             -0.12%
01/31/1998     $20,258             $17,243             $11,830              4.60%              0.19%
02/28/1998     $21,352             $18,354             $11,852              6.44%              0.19%
03/31/1998     $22,365             $18,923             $11,875              3.10%              0.19%
04/30/1998     $22,487             $19,076             $11,896              0.81%              0.18%
05/31/1998     $21,555             $18,988             $11,917             -0.46%              0.18%
06/30/1998     $20,704             $19,136             $11,932              0.78%              0.12%
07/31/1998     $20,461             $19,335             $11,946              1.04%              0.12%
08/31/1998     $17,098             $16,943             $11,960             -12.37%             0.12%
09/30/1998     $17,139             $16,428             $11,975             -3.04%              0.12%
10/31/1998     $18,940             $18,145             $12,004             10.45%              0.24%
11/30/1998     $19,605             $19,080             $12,004              5.15%              0.00%
12/31/1998     $19,215             $19,837             $11,996              3.97%             -0.06%
01/31/1999     $18,895             $19,783             $12,025             -0.27%              0.24%
02/28/1999     $18,757             $19,317             $12,040             -2.36%              0.12%
03/31/1999     $20,406             $20,128             $12,076              4.20%              0.30%
04/30/1999     $23,177             $20,947             $12,164              4.07%              0.73%
05/31/1999     $22,124             $19,873             $12,164             -5.13%              0.00%
06/30/1999     $23,613             $20,652             $12,164              3.92%              0.00%
07/31/1999     $23,864             $21,271             $12,200              3.00%              0.30%
08/31/1999     $24,048             $21,354             $12,230              0.39%              0.24%
09/30/1999     $23,498             $21,574             $12,288              1.03%              0.48%
10/31/1999     $23,502             $22,387             $12,310              3.77%              0.18%
11/30/1999     $24,662             $23,171             $12,318              3.50%              0.06%
12/31/1999     $26,813             $25,254             $12,318              8.99%              0.00%
01/31/2000     $24,827             $23,653             $12,355             -6.34%              0.30%
02/29/2000     $24,301             $24,294             $12,428              2.71%              0.59%
03/31/2000     $25,330             $25,241             $12,530              3.90%              0.82%
04/30/2000     $24,493             $23,919             $12,537             -5.24%              0.06%
05/31/2000     $24,564             $23,340             $12,552             -2.42%              0.12%
06/30/2000     $25,473             $24,257             $12,617              3.93%              0.52%
07/31/2000     $25,186             $23,246             $12,646             -4.17%              0.23%
08/31/2000     $25,258             $23,452             $12,646              0.89%              0.00%
09/30/2000     $24,469             $22,315             $12,712             -4.85%              0.52%
10/31/2000     $24,267             $21,793             $12,734             -2.34%              0.17%
11/30/2000     $24,414             $20,980             $12,741             -3.73%              0.06%
12/31/2000     $25,875             $21,731             $12,734              3.58%             -0.06%
01/31/2001     $26,126             $21,720             $12,814             -0.05%              0.63%
02/28/2001     $25,625             $20,093             $12,865             -7.49%              0.40%
03/31/2001     $23,819             $18,763             $12,895             -6.62%              0.23%
04/30/2001     $25,198             $20,078             $12,946              7.01%              0.40%
05/31/2001     $25,198             $19,386             $13,005             -3.45%              0.45%
06/30/2001     $24,772             $18,601             $13,027             -4.05%              0.17%
07/31/2001     $24,396             $18,264             $12,990             -1.81%             -0.28%
08/31/2001     $24,533             $17,806             $12,990             -2.51%              0.00%

(6). Source: Standard & Poor's Micropal. The MSCI Europe Australasia Far East
(EAFE) Index is a capitalization-weighted (outstanding shares times price) equity index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets of Europe, Australasia and the Far East.

(7). Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.


Past performance does not guarantee future results.

TEMPLETON FOREIGN FUND

CLASS A

If you had invested $10,000 in Templeton Foreign Fund - Class A at inception, it would have been worth $113,333 on August 31, 2001. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on October 5, 1982 (inception), reflecting the current, maximum sales charge and applicable fees and expenses with income dividends and capital gains reinvested as shown through August 31, 2001.*

GRAPHIC MATERIAL (5)

This chart shows in a logarithmic format the growth of a $10,000 investment in Templeton Foreign Fund - Class A from 10/05/82 to 08/31/01.



TEMPLETON FOREIGN FUND - CLASS A

               PRINCIPAL +   PRINCIPAL +    TOTAL VALUE      CPI
               DIVIDENDS     CAP GAINS

10/05/1982      $9,423       $9,423           $9,423         $10,000
12/31/1982      $9,823       $9,823           $9,823         $9,965
12/31/1983     $13,362       $13,217         $13,410         $10,343
12/31/1984     $13,094       $12,759         $13,250         $10,751
12/31/1985     $16,566       $15,735         $16,812         $11,160
12/31/1986     $19,903       $19,896         $21,648         $11,282
12/31/1987     $23,252       $24,190         $27,006         $11,782
12/31/1988     $26,865       $28,790         $32,946         $12,303
12/31/1989     $33,854       $36,619         $43,006         $12,875
12/31/1990     $31,870       $34,542         $41,712         $13,662
12/31/1991     $36,198       $40,076         $49,325         $14,080
12/31/1992     $34,964       $39,496         $49,372         $14,488
12/31/1993     $47,393       $53,489         $67,549         $14,886
12/31/1994     $45,397       $53,552         $67,783         $15,284
12/31/1995     $49,210       $58,571         $75,343         $15,672
12/31/1996     $57,909       $67,602         $88,903         $16,192
12/31/1997     $58,220       $71,753         $94,815         $16,468
12/31/1998     $51,688       $68,140         $90,181         $16,733
12/31/1999     $72,959       $92,229         $125,541        $17,181
12/31/2000     $69,994       $87,478         $120,935        $17,764
08/31/2001     $65,397       $81,850         $113,333        $18,121


*Cumulative total return represents the change in value of an investment over the indicated period. All figures reflect the current, maximum 5.75% initial sales charge. Prior to 7/1/92, these shares were offered at a higher initial sales charge. Thus, actual total return for purchasers of shares during the periods shown may differ. Effective 1/1/93, the Fund's Class A shares implemented a Rule 12b-1 plan, which affects subsequent performance.

Except as noted, all figures assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The historical data shown above pertain only to the Fund's Class A shares. The Fund offers three other share classes, subject to different fees and expenses, which affect their performance. Please see the prospectus for more details.


Past performance does not guarantee future results.

TEMPLETON FOREIGN FUND
Financial Highlights

                                                                                   CLASS A
                                                    ----------------------------------------------------------------------
                                                                            YEAR ENDED AUGUST 31,
                                                    ----------------------------------------------------------------------
                                                       2001          2000           1999           1998           1997
                                                    ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year..............        $10.56         $10.49          $8.43         $11.40          $9.97
                                                    ----------------------------------------------------------------------
Income from investment operations:
 Net investment income..........................           .26            .23            .27            .30            .32
 Net realized and unrealized gains (losses).....          (.69)           .25           2.82          (2.11)          1.56
                                                    ----------------------------------------------------------------------
Total from investment operations................          (.43)           .48           3.09          (1.81)          1.88
                                                    ----------------------------------------------------------------------
Less distributions from:
 Net investment income..........................          (.23)          (.32)          (.26)          (.32)          (.28)
 Net realized gains.............................          (.21)          (.09)          (.77)          (.84)          (.17)
                                                    ----------------------------------------------------------------------
Total distributions.............................          (.44)          (.41)         (1.03)         (1.16)          (.45)
                                                    ----------------------------------------------------------------------
Net asset value, end of year....................         $9.69         $10.56         $10.49          $8.43         $11.40
                                                    ======================================================================
Total Return*...................................       (4.08)%          4.79%         40.36%       (17.89)%         19.55%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).................    $9,165,696    $11,489,339    $11,940,654    $10,745,504    $14,367,787
Ratios to average net assets:
 Expenses.......................................         1.18%          1.15%          1.13%          1.12%          1.08%
 Net investment income..........................         2.54%          2.14%          2.92%          2.79%          3.28%
Portfolio turnover rate.........................        21.38%         44.77%         26.11%         38.27%         37.28%

*Total return does not reflect sales commissions.
+Based on average weighted shares outstanding effective year ended August 31, 1999.

TEMPLETON FOREIGN FUND
Financial Highlights (continued)

                                                                           CLASS B
                                                                -----------------------------
                                                                    YEAR ENDED AUGUST 31,
                                                                -----------------------------
                                                                 2001       2000       1999+
                                                                -----------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................     $10.43     $10.43      $8.39
                                                                -----------------------------
Income from investment operations:
 Net investment income......................................        .18        .16        .14
 Net realized and unrealized gains (losses).................       (.67)       .23       1.90
                                                                -----------------------------
Total from investment operations............................       (.49)       .39       2.04
                                                                -----------------------------
Less distributions from:
 Net investment income......................................       (.17)      (.30)        --
 Net realized gains.........................................       (.21)      (.09)        --
                                                                -----------------------------
Total distributions.........................................       (.38)      (.39)        --
                                                                -----------------------------
Net asset value, end of year................................      $9.56     $10.43     $10.43
                                                                =============================
Total Return*...............................................    (4.75)%      3.99%     24.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $64,360    $53,313    $16,765
Ratios to average net assets:
 Expenses...................................................      1.93%      1.90%      1.91%**
 Net investment income......................................      1.83%      1.54%      2.14%**
Portfolio turnover rate.....................................     21.38%     44.77%     26.11%

*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period January 1, 1999 (effective date) to August 31, 1999.
++Based on average weighted shares outstanding.
 14

TEMPLETON FOREIGN FUND
Financial Highlights (continued)

                                                                                     CLASS C
                                                       --------------------------------------------------------------------
                                                                              YEAR ENDED AUGUST 31,
                                                       --------------------------------------------------------------------
                                                         2001          2000           1999           1998           1997
                                                       --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year.................      $10.39         $10.31          $8.30         $11.25          $9.87
                                                       --------------------------------------------------------------------
Income from investment operations:
 Net investment income.............................         .18            .14            .19            .22            .26
 Net realized and unrealized gains (losses)........        (.66)           .25           2.79          (2.07)          1.52
                                                       --------------------------------------------------------------------
Total from investment operations...................        (.48)           .39           2.98          (1.85)          1.78
                                                       --------------------------------------------------------------------
Less distributions from:
 Net investment income.............................        (.15)          (.22)          (.20)          (.26)          (.23)
 Net realized gains................................        (.21)          (.09)          (.77)          (.84)          (.17)
                                                       --------------------------------------------------------------------
Total distributions................................        (.36)          (.31)          (.97)         (1.10)          (.40)
                                                       --------------------------------------------------------------------
Net asset value, end of year.......................       $9.55         $10.39         $10.31          $8.30         $11.25
                                                       ====================================================================
Total Return*......................................     (4.68)%          3.94%         39.45%       (18.46)%         18.65%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)....................    $899,275     $1,127,869     $1,196,084     $1,159,810     $1,303,639
Ratios to average net assets:
 Expenses..........................................       1.92%          1.90%          1.88%          1.87%          1.83%
 Net investment income.............................       1.80%          1.39%          2.15%          2.07%          2.62%
Portfolio turnover rate............................      21.38%         44.77%         26.11%         38.27%         37.28%

*Total return does not reflect sales commissions or the contingent deferred sales charge.
+Based on average weighted shares outstanding effective year ended August 31, 1999.

TEMPLETON FOREIGN FUND
Financial Highlights (continued)

                                                                                     ADVISOR CLASS
                                                               ----------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
                                                               ----------------------------------------------------------
                                                                 2001         2000        1999        1998        1997+
                                                               ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................      $10.56       $10.50       $8.44      $11.42       $10.26
                                                               ----------------------------------------------------------
Income from investment operations:
 Net investment income.....................................         .28          .26         .29         .33          .07
 Net realized and unrealized gains (losses)................        (.68)         .24        2.81       (2.12)        1.09
                                                               ----------------------------------------------------------
Total from investment operations...........................        (.40)         .50        3.10       (1.79)        1.16
                                                               ----------------------------------------------------------
Less distributions from:
 Net investment income.....................................        (.26)        (.35)       (.27)       (.35)          --
 Net realized gains........................................        (.21)        (.09)       (.77)       (.84)          --
                                                               ----------------------------------------------------------
Total distributions........................................        (.47)        (.44)      (1.04)      (1.19)          --
                                                               ----------------------------------------------------------
Net asset value, end of year...............................       $9.69       $10.56      $10.50       $8.44       $11.42
                                                               ==========================================================
Total Return*..............................................     (3.81)%        5.03%      40.65%     (17.75)%      11.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................    $102,846     $117,129     $77,203     $50,022     $139,100
Ratios to average net assets:
 Expenses..................................................        .93%         .90%        .88%        .87%         .83%**
 Net investment income.....................................       2.78%        2.45%       3.18%       3.08%        3.37%**
Portfolio turnover rate....................................      21.38%       44.77%      26.11%      38.27%       37.28%

*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to August 31, 1997.
++Based on average weighted shares outstanding effective year ended August 31, 1998.
                       See Notes to Financial Statements.
 16

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2001

                                                                   COUNTRY            SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 85.1%
AEROSPACE & DEFENSE 3.0%
BAE Systems PLC.............................................    United Kingdom        24,421,868     $   116,895,110
Rolls-Royce PLC.............................................    United Kingdom        53,219,493         168,279,321
Saab AB, B..................................................        Sweden             2,306,750          21,302,790
                                                                                                     ---------------
                                                                                                         306,477,221
                                                                                                     ---------------
AIRLINES 1.7%
SAS AB......................................................        Sweden             3,000,000          23,254,924
Singapore Airlines Ltd. ....................................      Singapore           22,479,200         154,895,435
                                                                                                     ---------------
                                                                                                         178,150,359
                                                                                                     ---------------
AUTO COMPONENTS 1.6%
Autoliv Inc., SDR...........................................        Sweden             4,400,000          87,162,899
Michelin SA, B..............................................        France               735,678          23,021,262
Valeo SA....................................................        France             1,200,770          53,554,189
                                                                                                     ---------------
                                                                                                         163,738,350
                                                                                                     ---------------
AUTOMOBILES .9%
Bayerische Motorenwerke AG BMW..............................       Germany             1,323,150          42,185,998
Regie Nationale des Usines Renault SA.......................        France               974,460          40,230,000
Volkswagen AG...............................................       Germany               168,350           7,431,928
                                                                                                     ---------------
                                                                                                          89,847,926
                                                                                                     ---------------
BANKS 10.1%
Alliance & Leicester PLC....................................    United Kingdom        11,000,000         127,161,174
Australia & New Zealand Banking Group Ltd. .................      Australia           16,076,108         142,822,446
Banco Popular Espanol SA....................................        Spain              3,968,034         145,471,752
Deutsche Bank AG............................................       Germany             2,320,000         160,159,869
Foreningssparbanken AB, A...................................        Sweden             5,000,000          57,658,813
Guoco Group Ltd. ...........................................      Hong Kong           14,300,500          85,071,822
HSBC Holdings PLC...........................................      Hong Kong           16,534,036         193,431,984
National Australia Bank Ltd. ...............................      Australia            4,342,974          75,842,251
Nordea AB...................................................        Sweden             7,100,000          43,146,018
                                                                                                     ---------------
                                                                                                       1,030,766,129
                                                                                                     ---------------
BEVERAGES .3%
PanAmerican Beverages Inc., A...............................        Mexico             1,651,600          31,661,172
                                                                                                     ---------------
BUILDING PRODUCTS .2%
Novar PLC...................................................    United Kingdom         5,452,002          11,901,345
Toto Ltd. ..................................................        Japan              1,627,000           9,980,337
                                                                                                     ---------------
                                                                                                          21,881,682
                                                                                                     ---------------
CHEMICALS 4.7%
Akzo Nobel NV...............................................     Netherlands           3,350,000         148,192,388
BASF AG.....................................................       Germany             3,520,000         144,841,493
Bayer AG, Br. ..............................................       Germany               293,800           9,393,914

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                   COUNTRY            SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
CHEMICALS (CONT.)
DSM NV, Br. ................................................     Netherlands           4,338,885     $   161,550,455
*Elementis PLC..............................................    United Kingdom        17,383,196          14,245,628
                                                                                                     ---------------
                                                                                                         478,223,878
                                                                                                     ---------------
COMMERCIAL SERVICES & SUPPLIES .9%
*ASE Test Ltd. .............................................        Taiwan             1,509,200          16,661,568
Chubb PLC...................................................    United Kingdom        16,174,798          39,883,321
Kidde PLC...................................................    United Kingdom         6,315,000           7,304,787
Societe BIC SA..............................................        France               821,888          33,005,421
                                                                                                     ---------------
                                                                                                          96,855,097
                                                                                                     ---------------
COMPUTERS & PERIPHERALS 2.1%
Fujitsu Ltd. ...............................................        Japan              7,959,000          79,519,776
NEC Corp. ..................................................        Japan              7,962,000          97,078,795
Toshiba Corp. ..............................................        Japan              8,428,000          43,129,716
                                                                                                     ---------------
                                                                                                         219,728,287
                                                                                                     ---------------
*CONSTRUCTION & ENGINEERING
Kvaerner ASA, 144A..........................................        Norway               110,570             629,751
                                                                                                     ---------------
CONSTRUCTION MATERIALS 1.2%
Cemex SA, ADR...............................................        Mexico             3,927,175         101,124,756
Cheung Kong Infrastructure Holdings Ltd. ...................      Hong Kong           11,000,000          18,263,289
                                                                                                     ---------------
                                                                                                         119,388,045
                                                                                                     ---------------
DIVERSIFIED FINANCIALS 1.7%
Nomura Securities Co. Ltd. .................................        Japan              3,553,000          60,308,895
Swire Pacific Ltd., A.......................................      Hong Kong           24,227,900         117,725,763
                                                                                                     ---------------
                                                                                                         178,034,658
                                                                                                     ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES 4.9%
Cable & Wireless PLC........................................    United Kingdom        19,709,700          94,912,108
Korea Telecom Corp., ADR....................................     South Korea           1,930,000          40,124,700
Nippon Telegraph & Telephone Corp. .........................        Japan                 23,603         107,101,550
Nortel Inversora SA, B, ADR.................................      Argentina              562,600           3,938,200
Telecom Argentina Stet-France Telecom SA, B, ADR............      Argentina            3,228,900          31,320,330
Telecom Corp. of New Zealand Ltd. ..........................     New Zealand          23,744,000          52,399,435
Telefonos de Mexico SA de CV (Telmex), ADR..................        Mexico             4,645,350         169,369,461
                                                                                                     ---------------
                                                                                                         499,165,784
                                                                                                     ---------------
ELECTRIC UTILITIES 10.0%
CLP Holdings Ltd. ..........................................      Hong Kong           35,250,720         142,814,271
E.On AG.....................................................       Germany             3,750,000         205,400,127
Electrabel SA...............................................       Belgium               362,420          81,708,279
Endesa SA...................................................        Spain              4,500,000          74,598,056
Hong Kong Electric Holdings Ltd. ...........................      Hong Kong           39,578,200         150,451,759

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                   COUNTRY            SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ELECTRIC UTILITIES (CONT.)
Iberdrola SA, Br. ..........................................        Spain             13,066,700     $   178,986,135
Innogy Holdings PLC.........................................    United Kingdom        12,000,000          40,206,544
*International Power PLC....................................    United Kingdom        12,000,000          48,213,042
Korea Electric Power Corp. .................................     South Korea           4,405,980          78,117,767
National Grid Group PLC.....................................    United Kingdom         2,870,293          19,525,520
                                                                                                     ---------------
                                                                                                       1,020,021,500
                                                                                                     ---------------
ELECTRICAL EQUIPMENT .3%
ABB Ltd. ...................................................     Switzerland           2,931,632          30,299,946
GP Batteries International Ltd. ............................      Singapore            5,151,398           4,880,739
                                                                                                     ---------------
                                                                                                          35,180,685
                                                                                                     ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS .7%
Hitachi Ltd. ...............................................        Japan              9,153,000          74,913,004
                                                                                                     ---------------
FOOD & DRUG RETAILING .2%
Dairy Farm International Holdings Ltd. .....................      Hong Kong           35,531,983          24,161,748
                                                                                                     ---------------
FOOD PRODUCTS 2.9%
Kikkoman Corp. .............................................        Japan              3,815,000          25,549,809
Northern Foods PLC..........................................    United Kingdom        15,268,667          32,666,053
Unilever PLC................................................    United Kingdom        28,200,000         240,508,239
                                                                                                     ---------------
                                                                                                         298,724,101
                                                                                                     ---------------
GAS UTILITIES 1.6%
TransCanada PipeLines Ltd. .................................        Canada            10,209,053         128,494,048
Transportadora de Gas del Sur SA, B, ADR....................      Argentina            5,377,500          35,330,175
                                                                                                     ---------------
                                                                                                         163,824,223
                                                                                                     ---------------
HOTELS RESTAURANTS & LEISURE .4%
Grand Hotel Holdings Ltd. ..................................      Hong Kong           26,284,000           2,999,149
Shangri-La Asia Ltd. .......................................      Hong Kong           44,874,000          36,245,314
                                                                                                     ---------------
                                                                                                          39,244,463
                                                                                                     ---------------
HOUSEHOLD DURABLES 1.8%
Koninklijke Philips Electronics NV..........................     Netherlands           5,164,100         139,222,898
LG Electronics Inc. ........................................     South Korea           2,000,000          20,195,695
Makita Corp. ...............................................        Japan              3,965,700          25,059,505
                                                                                                     ---------------
                                                                                                         184,478,098
                                                                                                     ---------------
INDUSTRIAL CONGLOMERATES 1.4%
Cookson Group PLC...........................................    United Kingdom        27,015,799          52,312,154
Hutchison Whampoa Ltd. .....................................      Hong Kong            2,000,000          17,051,719
Norsk Hydro ASA.............................................        Norway             1,596,650          69,238,317
                                                                                                     ---------------
                                                                                                         138,602,190
                                                                                                     ---------------

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                   COUNTRY            SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
INSURANCE 4.8%
Ace Ltd. ...................................................       Bermuda             1,596,000     $    52,939,320
AXA SA......................................................        France             4,000,000         109,183,395
Sampo-Leonia OYJ, A.........................................       Finland             5,942,400          51,008,884
Scor........................................................        France             1,402,080          63,169,378
XL Capital Ltd., A..........................................       Bermuda             1,449,000         120,267,000
Zurich Financial Services AG................................     Switzerland             342,832          96,848,679
                                                                                                     ---------------
                                                                                                         493,416,656
                                                                                                     ---------------
LEISURE EQUIPMENT & PRODUCTS 1.9%
Fuji Photo Film Co. Ltd. ...................................        Japan              5,300,000         196,848,872
                                                                                                     ---------------
MACHINERY 1.9%
METSO OYJ...................................................       Finland             5,571,422          50,405,453
Sandvik AB..................................................        Sweden             5,665,050         118,728,917
SKF AB, A...................................................        Sweden             1,579,633          23,431,309
SKF AB, B...................................................        Sweden               389,720           6,340,307
                                                                                                     ---------------
                                                                                                         198,905,986
                                                                                                     ---------------
MARINE .2%
Koninklijke Vopak NV........................................     Netherlands           1,302,048          23,949,925
                                                                                                     ---------------
MEDIA 1.2%
South China Morning Post Holdings Ltd. .....................      Hong Kong           76,440,400          44,101,362
Wolters Kluwer NV...........................................     Netherlands           3,592,270          76,681,211
                                                                                                     ---------------
                                                                                                         120,782,573
                                                                                                     ---------------
METALS & MINING 2.1%
Barrick Gold Corp. .........................................        Canada             4,897,300          78,509,712
*BHP Billiton PLC...........................................      Australia           10,612,500          50,180,944
Companhia Siderurgica Nacional CSN, ADR.....................        Brazil             1,483,275          20,691,686
Pohang Iron & Steel Co. Ltd. ...............................     South Korea             952,595          67,483,247
                                                                                                     ---------------
                                                                                                         216,865,589
                                                                                                     ---------------
OIL & GAS 5.8%
CNOOC Ltd., ADR.............................................        China              1,455,800          28,883,072
Eni SpA.....................................................        Italy              9,540,000         126,518,303
Husky Energy Inc. ..........................................        Canada             2,641,471          27,179,835
PetroChina Co. Ltd., H......................................        China            551,016,000         112,325,372
Repsol YPF SA...............................................        Spain              8,030,000         135,304,296
Shell Transport & Trading Co. PLC...........................    United Kingdom        19,774,404         162,912,820
                                                                                                     ---------------
                                                                                                         593,123,698
                                                                                                     ---------------
PAPER & FOREST PRODUCTS 4.3%
Holmen Aktiebolag AB, B.....................................        Sweden             3,666,800          75,445,672
M-real OYJ, B...............................................       Finland             2,847,000          18,335,208
Norske Skogindustrier ASA, A................................        Norway             2,182,400          37,535,710

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                   COUNTRY            SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
PAPER & FOREST PRODUCTS (CONT.)
Stora Enso OYJ, R (EUR Traded)..............................       Finland             5,654,331     $    66,769,282
Stora Enso OYJ, R (EUR/FIM Traded)..........................       Finland             5,763,250          67,270,199
UPM-Kymmene Corp. ..........................................       Finland             5,217,834         171,336,815
                                                                                                     ---------------
                                                                                                         436,692,886
                                                                                                     ---------------
PHARMACEUTICALS .5%
Ono Pharmaceutical Co. Ltd. ................................        Japan              1,500,000          47,266,922
                                                                                                     ---------------
REAL ESTATE 3.5%
Amoy Properties Ltd. .......................................      Hong Kong           13,216,400          14,318,134
Cheung Kong Holdings Ltd. ..................................      Hong Kong           26,976,401         249,019,317
Hang Lung Development Co. Ltd. .............................      Hong Kong           56,816,000          55,360,599
*Inversiones y Representacion SA............................      Argentina            2,377,603           3,328,977
*Inversiones y Representacion SA, GDR.......................      Argentina               39,679             555,506
New World Development Co. Ltd. .............................      Hong Kong            1,241,380           1,265,285
Slough Estates PLC..........................................    United Kingdom         7,000,000          37,109,828
                                                                                                     ---------------
                                                                                                         360,957,646
                                                                                                     ---------------
ROAD & RAIL 1.5%
East Japan Railway Co. .....................................        Japan                 17,330         102,228,142
Seino Transportation Co. Ltd. ..............................        Japan              1,385,000           7,332,045
Stagecoach Holdings PLC.....................................    United Kingdom        32,722,852          40,343,502
                                                                                                     ---------------
                                                                                                         149,903,689
                                                                                                     ---------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS 1.0%
*Hynix Semiconductor Inc., GDR, Reg S.......................     South Korea           1,219,500           3,292,650
Samsung Electronics Co. Ltd. ...............................     South Korea             637,490          94,812,603
                                                                                                     ---------------
                                                                                                          98,105,253
                                                                                                     ---------------
SPECIALTY RETAIL .1%
Best Denki Co. Ltd. ........................................        Japan              1,817,140           7,222,446
                                                                                                     ---------------
TEXTILES & APPAREL .6%
Adidas-Salomon AG...........................................       Germany               133,800           9,030,193
Yue Yuen Industrial Holdings Ltd. ..........................      Hong Kong           27,581,400          53,042,514
                                                                                                     ---------------
                                                                                                          62,072,707
                                                                                                     ---------------
TRADING COMPANIES & DISTRIBUTORS .2%
Samsung Corp. ..............................................     South Korea           4,000,000          20,101,761
                                                                                                     ---------------
TRANSPORTATION INFRASTRUCTURE .7%
BAA PLC.....................................................    United Kingdom         7,479,211          69,591,463
                                                                                                     ---------------

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                   COUNTRY            SHARES              VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
WIRELESS TELECOMMUNICATION SERVICES 2.2%
*China Mobile (Hong Kong) Ltd. .............................        China              8,923,000     $    27,856,490
SK Telecom Co. Ltd. ........................................     South Korea             517,300          91,109,589
SK Telecom Co. Ltd., ADR....................................     South Korea           3,873,796          74,299,407
Smartone Telecommunications Holdings Ltd. ..................      Hong Kong           27,127,800          29,215,303
                                                                                                     ---------------
                                                                                                         222,480,789
                                                                                                     ---------------
TOTAL COMMON STOCKS (COST $8,772,835,900)...................                                           8,711,987,212
                                                                                                     ---------------
PREFERRED STOCKS 4.3%
Brasil Telecom Participacoes SA, ADR, pfd...................        Brazil               930,000          27,156,000
Cia Vale do Rio Doce, A, ADR, pfd...........................        Brazil             1,550,500          31,180,555
Cia Vale do Rio Doce, A, pfd................................        Brazil               949,420          19,092,609
Embratel Participacoes SA, ADR, pfd.........................        Brazil            11,405,650          46,192,883
Petroleo Brasileiro SA, pfd.................................        Brazil             6,400,000         137,985,104
*Telecomunicacoes Brasileiras SA, pfd.......................        Brazil           100,000,000               1,176
Volkswagen AG, pfd..........................................       Germany             6,051,340         174,246,051
                                                                                                     ---------------
TOTAL PREFERRED STOCKS (COST $545,605,261)..................                                             435,854,378
                                                                                                     ---------------
                                                                                    PRINCIPAL
                                                                                      AMOUNT
                                                                                  --------------
BONDS 7.9%
U.S. Treasury Bonds:
  8.75%, 8/15/20............................................    United States     $  150,000,000     $   208,336,050
  7.50%, 11/15/24...........................................    United States        150,000,000         189,644,550
  6.75%, 8/15/26............................................    United States        175,000,000         204,941,450
  6.625%, 2/15/27...........................................    United States        175,000,000         202,371,226
                                                                                                     ---------------
TOTAL BONDS (COST $712,019,531).............................                                             805,293,276
                                                                                                     ---------------
SHORT TERM INVESTMENTS (COST $280,268,195) 2.7%
U.S. Treasury Bills, 3.29% to 3.52%, with maturities to
  11/23/01..................................................    United States        281,890,000         280,417,247
                                                                                                     ---------------
TOTAL INVESTMENTS (COST $10,310,728,887) 100.0%.............                                          10,233,552,113
OTHER ASSETS, LESS LIABILITIES..............................                                              (1,375,749)
                                                                                                     ---------------
TOTAL NET ASSETS 100.0%.....................................                                         $10,232,176,364
                                                                                                     ===============

CURRENCY ABBREVIATIONS:

EUR -- European Unit
FIM -- Finnish Markka

*Non-income producing.
                       See Notes to Financial Statements.
 22

TEMPLETON FOREIGN FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2001

Assets:
 Investments in securities, at value (cost
  $10,310,728,887)..........................................    $10,233,552,113
 Cash.......................................................              4,814
 Receivables:
  Investment securities sold................................            642,674
  Capital shares sold.......................................         12,482,903
  Dividends and interest....................................         23,703,592
 Other assets...............................................            155,479
                                                                ---------------
      Total assets..........................................     10,270,541,575
                                                                ---------------
Liabilities:
 Payables:
  Capital shares redeemed...................................         25,197,016
  To affiliates.............................................         11,698,174
 Accrued expenses...........................................          1,470,021
                                                                ---------------
      Total liabilities.....................................         38,365,211
                                                                ---------------
Net assets, at value........................................    $10,232,176,364
                                                                ===============
Net assets consist of:
 Undistributed net investment income........................    $   221,593,316
 Net unrealized depreciation................................        (77,021,295)
 Accumulated net realized loss..............................        (84,548,723)
 Capital shares.............................................     10,172,153,066
                                                                ---------------
Net assets, at value........................................    $10,232,176,364
                                                                ===============
CLASS A:
 Net asset value per share ($9,165,695,547 / 945,698,580
   shares outstanding)......................................              $9.69
                                                                ===============
 Maximum offering price per share ($9.69 / 94.25%)..........             $10.28
                                                                ===============
CLASS B:
 Net asset value and maximum offering price per share
   ($64,359,914 / 6,730,626 shares outstanding)*............              $9.56
                                                                ===============
CLASS C:
 Net asset value per share ($899,274,665 / 94,195,811 shares
   outstanding)*............................................              $9.55
                                                                ===============
 Maximum offering price per share ($9.55 / 99.00%)..........              $9.65
                                                                ===============
ADVISOR CLASS:
 Net asset value and maximum offering price per share
   ($102,846,238 / 10,610,619 shares outstanding)...........              $9.69
                                                                ===============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.

TEMPLETON FOREIGN FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2001

Investment Income:
 (net of foreign taxes of $36,724,357)
 Dividends..................................................    $341,313,451
 Interest...................................................      75,317,765
                                                                ------------
      Total investment income...............................                    $ 416,631,216
Expenses:
 Management fees (Note 3)...................................      68,362,446
 Administrative fees (Note 3)...............................       8,732,676
 Distribution Fees (Note 3)
  Class A...................................................      25,077,694
  Class B...................................................         580,877
  Class C...................................................       9,851,088
 Transfer agent fees (Note 3)...............................      21,743,700
 Custodian fees.............................................       3,844,650
 Reports to shareholders....................................         190,900
 Registration and filing fees...............................         151,900
 Professional fees..........................................         235,800
 Directors' fees and expenses...............................         168,600
 Other......................................................         288,811
                                                                ------------
      Total expenses........................................                      139,229,142
                                                                                -------------
            Net investment income...........................                      277,402,074
                                                                                -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     127,766,917
  Foreign currency transactions.............................     (16,793,685)
                                                                ------------
      Net realized gain.....................................                      110,973,232
 Net unrealized appreciation (depreciation) on:
  Investments...............................................    (832,822,615)
  Translation of assets and liabilities denominated in
    foreign currencies......................................         155,479
                                                                ------------
      Net unrealized depreciation...........................                     (832,667,136)
                                                                                -------------
Net realized and unrealized loss............................                     (721,693,904)
                                                                                -------------
Net decrease in net assets resulting from operations........                    $(444,291,830)
                                                                                =============

                       See Notes to Financial Statements.
 24

TEMPLETON FOREIGN FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2001 AND 2000

                                                                     2001                  2000
                                                                -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   277,402,074       $   277,093,774
  Net realized gain from investments and foreign currency
   transactions.............................................        110,973,232           622,720,638
  Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................       (832,667,136)         (240,218,775)
                                                                -------------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................       (444,291,830)          659,595,637

 Distributions to shareholders from:
  Net investment income:
   Class A..................................................       (239,784,957)         (360,625,808)
   Class B..................................................           (888,782)             (667,056)
   Class C..................................................        (15,165,960)          (25,163,999)
   Advisor Class............................................         (2,977,700)           (3,197,102)
  Net realized gains:
   Class A..................................................       (216,373,258)         (107,748,785)
   Class B..................................................         (1,127,687)             (236,153)
   Class C..................................................        (21,420,069)          (10,944,178)
   Advisor Class............................................         (2,483,007)             (848,770)
                                                                -------------------------------------
 Total distributions to shareholders........................       (500,221,420)         (509,431,851)

 Capital share transactions (Note 2):
   Class A..................................................     (1,477,846,453)         (588,190,701)
   Class B..................................................         15,965,921            36,451,685
   Class C..................................................       (143,371,347)          (80,162,275)
   Advisor Class............................................         (5,708,441)           38,681,733
                                                                -------------------------------------
 Total capital share transactions...........................     (1,610,960,320)         (593,219,558)
    Net decrease in net assets..............................     (2,555,473,570)         (443,055,772)

Net assets:
 Beginning of year..........................................     12,787,649,934        13,230,705,706
                                                                -------------------------------------
 End of year................................................    $10,232,176,364       $12,787,649,934
                                                                =====================================

Undistributed net investment income included in net assets:
 End of year................................................    $   221,593,316       $   209,231,390
                                                                =====================================

                       See Notes to Financial Statements.

TEMPLETON FOREIGN FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Foreign Fund (the Fund) is a separate, diversified series of Templeton Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest primarily in the equity securities of companies outside the United States, including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS:

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON FOREIGN FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class A, Class B, Class C and Advisor Class shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

TEMPLETON FOREIGN FUND
Notes to Financial Statements (continued)

2. CAPITAL STOCK (CONT.)

At August 31, 2001, there were 3.7 billion shares of capital stock authorized ($1.00 par value) of which 2.5 billion shares have been classified as Fund shares as follows: 2 billion Class A shares, 100 million Class B shares, 300 million Class C shares, and 100 million Advisor Class shares. Transactions in the Fund's shares were as follows:

                                                                            YEAR ENDED AUGUST 31,
                                                  --------------------------------------------------------------------------
                                                               2001                                      2000
                                                  --------------------------------------------------------------------------
                                                     SHARES           AMOUNT                  SHARES             AMOUNT
                                                  --------------------------------------------------------------------------
CLASS A SHARES:
Shares sold.....................................   602,659,461    $ 6,024,515,650          1,605,048,001    $ 16,784,247,094
Shares issued on reinvestment of
  distributions.................................    40,373,504        394,010,678             40,186,895         403,012,086
Shares redeemed.................................  (785,853,822)    (7,896,372,781)        (1,695,094,219)    (17,775,449,881)
                                                  --------------------------------------------------------------------------
Net decrease....................................  (142,820,857)   $(1,477,846,453)           (49,859,323)   $   (588,190,701)
                                                  ==========================================================================

                                                                            YEAR ENDED AUGUST 31,
                                                  --------------------------------------------------------------------------
                                                               2001                                      2000
                                                  --------------------------------------------------------------------------
                                                     SHARES           AMOUNT                  SHARES             AMOUNT
                                                  --------------------------------------------------------------------------
CLASS B SHARES:
Shares sold.....................................     2,176,420    $    21,517,926              3,783,812    $     39,379,639
Shares issued on reinvestment of
  distributions.................................       180,609          1,748,941                 79,936             795,360
Shares redeemed.................................      (737,908)        (7,300,946)              (359,626)         (3,723,314)
                                                  --------------------------------------------------------------------------
Net increase....................................     1,619,121    $    15,965,921              3,504,122    $     36,451,685
                                                  ==========================================================================

                                                                            YEAR ENDED AUGUST 31,
                                                  --------------------------------------------------------------------------
                                                               2001                                      2000
                                                  --------------------------------------------------------------------------
                                                     SHARES           AMOUNT                  SHARES             AMOUNT
                                                  --------------------------------------------------------------------------
CLASS C SHARES:
Shares sold.....................................    21,069,537    $   209,460,665             70,313,549    $    726,082,952
Shares issued on reinvestment of
  distributions.................................     3,023,763         29,227,590              2,862,681          28,369,048
Shares redeemed.................................   (38,442,593)      (382,059,602)           (80,689,588)       (834,614,275)
                                                  --------------------------------------------------------------------------
Net decrease....................................   (14,349,293)   $  (143,371,347)            (7,513,358)   $    (80,162,275)
                                                  ==========================================================================

                                                                            YEAR ENDED AUGUST 31,
                                                  --------------------------------------------------------------------------
                                                               2001                                      2000
                                                  --------------------------------------------------------------------------
                                                     SHARES           AMOUNT                  SHARES             AMOUNT
                                                  --------------------------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold.....................................     6,457,699    $    64,550,928              9,544,625    $     99,653,723
Shares issued on reinvestment of
  distributions.................................       498,677          4,865,483                348,516           3,480,468
Shares redeemed.................................    (7,438,624)       (75,124,852)            (6,153,094)        (64,452,458)
                                                  --------------------------------------------------------------------------
Net increase/decrease...........................      (482,248)   $    (5,708,441)             3,740,047    $     38,681,733
                                                  ==========================================================================

TEMPLETON FOREIGN FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.75%         First $200 million
0.675%        Over $200 million, up to and including $1.3 billion
0.60%         Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25%, 1.00%, and, 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively. Under the Class A distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At August 31, 2001, unreimbursed costs were $3,782,595. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the year of $506,144 and $595,965, respectively.

4. INCOME TAXES

At August 31, 2001, net unrealized depreciation based on the cost of investments for income tax purposes of $10,351,278,344 was as follows:

Unrealized appreciation....................................  $ 1,148,749,274
Unrealized depreciation....................................   (1,266,475,505)
                                                             ---------------
Net unrealized depreciation................................  $  (117,726,231)
                                                             ===============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and losses realized subsequent to October 31 on the sale of securities.

TEMPLETON FOREIGN FUND
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)

At August 31, 2001, the Fund had deferred capital losses occurring subsequent to October 31, 2000 of $43,999,266. For tax purposes, such losses will be reflected in the year ending August 31, 2002.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividend paid deduction for tax purposes.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2001 aggregated $2,289,232,113 and $3,223,385,653, respectively.

TEMPLETON FOREIGN FUND
INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Templeton Foreign Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Foreign Fund series of Templeton Funds, Inc. (the "Fund") at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended August 31, 1998 were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
San Francisco, California
September 26, 2001

TEMPLETON FOREIGN FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $136,263,146 as a capital gain dividend for the fiscal year ended August 31, 2001.

At August 31, 2001, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class A, Class B, Class C, and Advisor Class shareholders of record on October 18, 2001.

                                                                      CLASS A                               CLASS B
                                                         ------------------------------------------------------------------------
                                                          FOREIGN TAX       FOREIGN SOURCE      FOREIGN TAX       FOREIGN SOURCE
COUNTRY                                                  PAID PER SHARE    INCOME PER SHARE    PAID PER SHARE    INCOME PER SHARE
---------------------------------------------------------------------------------------------------------------------------------
Argentina..............................................     $0.0000            $0.0049            $0.0000            $0.0040
Australia..............................................      0.0000             0.0111             0.0000             0.0093
Belgium................................................      0.0006             0.0030             0.0006             0.0025
Bermuda................................................      0.0000             0.0031             0.0000             0.0026
Brazil.................................................      0.0032             0.0296             0.0032             0.0246
Canada.................................................      0.0011             0.0053             0.0011             0.0044
China..................................................      0.0000             0.0064             0.0000             0.0053
Finland................................................      0.0034             0.0171             0.0034             0.0142
France.................................................      0.0011             0.0050             0.0011             0.0042
Germany................................................      0.0019             0.0190             0.0019             0.0158
Hong Kong..............................................      0.0000             0.0308             0.0000             0.0256
Italy..................................................      0.0005             0.0025             0.0005             0.0020
Japan..................................................      0.0008             0.0041             0.0008             0.0034
Mexico.................................................      0.0006             0.0064             0.0006             0.0053
Netherlands............................................      0.0023             0.0115             0.0023             0.0095
New Zealand............................................      0.0004             0.0019             0.0004             0.0016
Norway.................................................      0.0004             0.0022             0.0004             0.0018
Singapore..............................................      0.0010             0.0035             0.0010             0.0029
South Africa...........................................      0.0000             0.0003             0.0000             0.0003
South Korea............................................      0.0012             0.0052             0.0012             0.0043
Spain..................................................      0.0024             0.0117             0.0024             0.0097
Sweden.................................................      0.0063             0.0278             0.0063             0.0231
Switzerland............................................      0.0007             0.0032             0.0007             0.0027
United Kingdom.........................................      0.0071             0.0531             0.0071             0.0441
                                                         ------------------------------------------------------------------------
TOTAL..................................................     $0.0350            $0.2687            $0.0350            $0.2232
                                                         ========================================================================

TEMPLETON FOREIGN FUND
Tax Designation (continued)

                                                                      CLASS C                            ADVISOR CLASS
                                                         ------------------------------------------------------------------------
                                                          FOREIGN TAX       FOREIGN SOURCE      FOREIGN TAX       FOREIGN SOURCE
COUNTRY                                                  PAID PER SHARE    INCOME PER SHARE    PAID PER SHARE    INCOME PER SHARE
---------------------------------------------------------------------------------------------------------------------------------
Argentina..............................................     $0.0000            $0.0037            $0.0000            $0.0052
Australia..............................................      0.0000             0.0086             0.0000             0.0120
Belgium................................................      0.0006             0.0023             0.0006             0.0033
Bermuda................................................      0.0000             0.0024             0.0000             0.0033
Brazil.................................................      0.0032             0.0229             0.0032             0.0319
Canada.................................................      0.0011             0.0041             0.0011             0.0057
China..................................................      0.0000             0.0049             0.0000             0.0069
Finland................................................      0.0034             0.0132             0.0034             0.0184
France.................................................      0.0011             0.0039             0.0011             0.0054
Germany................................................      0.0019             0.0146             0.0019             0.0204
Hong Kong..............................................      0.0000             0.0237             0.0000             0.0332
Italy..................................................      0.0005             0.0019             0.0005             0.0026
Japan..................................................      0.0008             0.0031             0.0008             0.0044
Mexico.................................................      0.0006             0.0050             0.0006             0.0069
Netherlands............................................      0.0023             0.0089             0.0023             0.0124
New Zealand............................................      0.0004             0.0015             0.0004             0.0021
Norway.................................................      0.0004             0.0017             0.0004             0.0024
Singapore..............................................      0.0010             0.0027             0.0010             0.0037
South Africa...........................................      0.0000             0.0003             0.0000             0.0004
South Korea............................................      0.0012             0.0040             0.0012             0.0056
Spain..................................................      0.0024             0.0090             0.0024             0.0126
Sweden.................................................      0.0063             0.0215             0.0063             0.0300
Switzerland............................................      0.0007             0.0025             0.0007             0.0035
United Kingdom.........................................      0.0071             0.0410             0.0071             0.0572
                                                         ------------------------------------------------------------------------
TOTAL..................................................     $0.0350            $0.2074            $0.0350            $0.2895
                                                         ========================================================================

In January 2002, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2001. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

[Franklin Templeton Investments Logo]


Franklin Templeton Investments
One Franklin Parkway
San Mateo, CA 94403-1906


ANNUAL REPORT
TEMPLETON FOREIGN FUND

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Foreign Fund prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

104 A2001 10/01                        [Recycled Logo] Printed on recycled paper

















                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT











                      PLEASE SIGN, DATE AND RETURN YOUR
                                 PROXY TODAY




                Please detach at perforation before mailing.





PROXY                                                                  PROXY
                      SPECIAL SHAREHOLDERS' MEETING OF
                        FTI INTERNATIONAL EQUITY FUND
                               MARCH 22, 2002

The undersigned hereby revokes all previous proxies for his or her shares and appoints Ruta M. Dragunas and Jassmine Braxton, and each of them, proxies of the undersigned with full power of substitution to vote all shares of FTI International Equity Fund ("FTI Fund") that the undersigned is entitled to vote at the FTI Fund's Special Shareholders' Meeting to be held at 600 Fifth Avenue New York, New York 10020 at 11:00 a.m. Eastern time on March 22, 2002, including any adjournments thereof, upon such business as may properly be brought before the Meeting.


IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.


                                                          VOTE VIA THE INTERNET:
                                                       WWW.FRANKLINTEMPLETON.COM
                                                         VOTE VIA THE TELEPHONE:
                                                                  1-800-597-7836
                                                                 CONTROL NUMBER:

                                          Note: Please sign exactly as your name
                                          appears on the proxy. If signing for
                                          estates, trusts or corporations, your
                                          title or capacity should be stated. If
                                          shares are held jointly, each holder
                                          must sign.

                                          -----------------------------------
                                          Signature
                                          -----------------------------------
                                          Signature
                                          -----------------------------------
                                          Date

                          (Please see reverse side)

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT










                      PLEASE SIGN, DATE AND RETURN YOUR
                                 PROXY TODAY




                 Please detach at perforation before mailing.





THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FTI FUNDS ON BEHALF OF FTI FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE REORGANIZATION OF FTI FUND PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH TEMPLETON FUNDS, INC. ON BEHALF OF TEMPLETON FOREIGN FUND. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL 1.

                                                   FOR     AGAINST      ABSTAIN
1. To approve or  disapprove  an  Agreement  and
Plan of  Reorganization  between  FTI  Funds  on   [ ]       [ ]          [ ]
behalf  of FTI Fund and  Templeton  Funds,  Inc.
("Templeton  Company")  on behalf  of  Templeton
Foreign Fund  ("Templeton  Fund") that  provides
for (i) the acquisition of substantially  all of
the  assets  of FTI  Fund by  Templeton  Fund in
exchange for shares of Templeton  Fund, (ii) the
distribution of such shares to the  shareholders
of FTI Fund, and (iii) the complete  liquidation
and  dissolution  of FTI Fund.  Shareholders  of
FTI Fund will  receive  Advisor  Class shares of
Templeton  Fund  with  an  aggregate  net  asset
value equal to the  aggregate net asset value of
such shareholder shares in FTI Fund.
                                                  GRANT     WITHHOLD    ABSTAIN
2. To grant the proxyholders the authority to
transact any other business, not currently        [ ]         [ ]         [ ]
contemplated, that may properly come before the meeting.



                IMPORTANT: PLEASE SIGN, DATE AND MAIL IN YOUR
                                 PROXY...TODAY

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.














                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                             TEMPLETON FOREIGN FUND
                             DATED FEBRUARY 25, 2002


                                 Acquisition of
                                  the Assets of
                              FTI INTERNATIONAL EQUITY FUND,
                              a series of FTI Funds

                           By and in exchange for shares of the
                                 TEMPLETON FOREIGN FUND,
                        a series of Templeton Funds, Inc.

      This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of FTI International Equity Fund for Advisor Class shares of Templeton Foreign Fund.

      This SAI consists of this Cover Page and the following documents. Each of these documents is attached to and is legally considered to be a part of this
SAI:

            1. Statement of Additional Information of Templeton Foreign Fund
               - Advisor Class dated January 1, 2002.

            2. Statement of Additional Information of FTI International Equity
               Fund dated March 31, 2001.

            3. Annual Report of FTI International Equity Fund for the fiscal year ended November 30, 2001.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated February 25, 2002, relating to the above-referenced transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1-800/DIAL BEN or by writing to Templeton Foreign Fund, P.O. Box 33030, St. Petersburg, FL 33733-8030.











TEMPLETON FOREIGN FUND

TEMPLETON FUNDS, INC.

ADVISOR CLASS

STATEMENT OF ADDITIONAL INFORMATION


JANUARY 1, 2002
P.O. BOX 33030, ST. PETERSBURG, FL 33733-8030 1-800/DIAL BEN(R)
------------------------------------------------------------------------------

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated January 1, 2002, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended August 31, 2002, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS


Goal, Strategies and Risks . . . . . . .   2
Officers and Directors . . . . . . . . . . 8
Management and Other Services . . . . . . 11
Portfolio Transactions . . . . . . . . . .12
Distributions and Taxes . . . . . . . . . 13
Organization, Voting Rights
 and  Principal Holders . . . . . . . . . 14
Buying and Selling Shares . . . . . . . . 15
Pricing Shares . . . . . . . . . . . . . .17
The Underwriter . . . . . . . . . . . . . 18
Performance . . . . . . . . . . . . . . . 18
Miscellaneous Information . . . . . . . . 20
Description of Ratings . . . . . . . . . .20


------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
  RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



GOAL, STRATEGIES AND RISKS
------------------------------------------------------------------------------
Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of directors without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is long-term capital growth. This goal is fundamental, which means it may not be changed without shareholder approval.

The Fund seeks to achieve its investment goal of long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies outside the U.S. Although the Fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities (which may include structured investments), rated or unrated, such as convertible bonds and bonds selling at a discount. Whenever, in the judgement of the manager, market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limit in U.S. government securities, bank time deposits in the currency of any major nation and commercial paper meeting the quality ratings set forth under "Goal, Strategies and Risks - Temporary investments," and purchase from banks or broker-dealers Canadian or U.S. government securities with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest. The Fund may purchase sponsored or unsponsored ADRs, EDRs and GDRs. The Fund may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. government securities. The Fund may not invest more than 10% of its assets in securities with a limited trading market.


In addition, the Fund may not:

1. Invest in real estate or mortgages on real estate (although the Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies; invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts.

2. Purchase or retain securities of any company in which directors or officers of Templeton Funds, Inc. (the Company) or of the Fund's manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

3. Purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities, or invest in any company for the purpose of exercising control or management.

4. Act as an underwriter; issue senior securities; purchase on margin or sell short; write, buy or sell puts, calls, straddles or spreads.

5. Loan money apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although the Fund may buy from a bank or broker-dealer U.S. government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest.

6. Borrow money for any purpose other than redeeming its shares or purchasing its shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets; or pledge, mortgage or hypothecate its assets for any purpose other than to secure such borrowings, and then only up to such extent not exceeding 10% of the value of its total assets as the board of directors may by resolution approve. As an operating policy approved by the board, the Fund will not pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales commission will exceed 10% of the offering price of the shares of the Fund.

7. Invest more than 5% of the value of the Fund's total assets in securities of issuers which have been in continuous operation less than three years.

8. Invest more than 5% of the Fund's total assets in warrants, whether or not listed on the New York Stock Exchange or American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges. Warrants acquired by the Fund in units or attached to securities are not included in this restriction. This restriction does not apply to options on securities indices.


9. Invest more than 15% of the Fund's total assets in securities of foreign issuers which are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of its total assets (including warrants) which may be invested in securities with a limited trading market. The Fund's position in the latter type of securities may be of such size as to affect adversely its liquidity and marketability and the Fund may not be able to dispose of its holdings in these securities at the current market price.


10. Invest more than 25% of the Fund's total assets in a single industry.

11. Invest in "letter stocks" or securities on which there are any sales restrictions under a purchase agreement.

12. Participate on a joint or a joint and several basis in any trading account in securities. (See "Portfolio Transactions" as to transactions in the same securities for the Fund, other clients and/or other mutual funds within Franklin Templeton Investments.)


NON-FUNDAMENTAL INVESTMENT POLICIES

The Fund may invest up to 100% of its total assets in emerging markets, including up to 5% of its total assets in Russian securities. The Fund may invest up to 5% of its total assets in securities issued by any one company or foreign government. Each may invest any amount of its assets in U.S. government securities. Each may invest in any industry although it will not concentrate (invest more than 25% of its total assets) in any one industry. The Fund may not invest more than 5% of its total assets in non-investment grade securities (rated lower than Baa by Moody's Investors Services, Inc. (Moody's)or BBB by Standard & Poor's Rating Group (S&P).

The Fund also may be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares. Nothing in the investment policy or investment restrictions (except restrictions 9 and 10) shall be deemed to prohibit the Fund from buying securities pursuant to subscription rights distributed to the Fund by any issuer of securities held at the time in its portfolio, as long as such purchase is not contrary to the Fund's status as a diversified investment company under the Investment Company Act of 1940, as amended (1940 Act).

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

The Fund tries to achieve its goal by investing in the equity and debt securities of companies and governments outside the U.S., including emerging markets.

The Fund's principal investments are in equity securities, including common and preferred stocks. It also invests in American, European and Global Depositary Receipts. Depending upon current market conditions, it invests a portion of its assets in rated and unrated debt securities.


CURRENCY The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.


Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the investments of the Fund.


The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.


DEBT SECURITIES represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances; and structured investments. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of debt securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The Fund may buy debt securities that are rated Caa by Moody's or CCC by S&P or better; or unrated debt that it determines to be of comparable quality. See "Goal, Strategies and Risks" for further limitations with respect to the Fund's investments in debt securities.


INTEREST RATE. To the extent the Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of its portfolio and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the Fund's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.


LOW RATED SECURITIES. Bonds rated Caa by Moody's are of poor standing. These securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds rated CCC by S&P are regarded, on balance, as speculative. These securities will have some quality and protective characteristics, but these are outweighed by large uncertainties or major risk exposures to adverse conditions.


Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. The Fund may invest up to 10% of its total assets in defaulted debt securities. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment in the event the issuer does not restructure or reorganize to enable it to resume paying interest and principal to holders.


The markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing its portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.


Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses to seek recovery.

The Fund may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though they receive no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, the Fund must distribute substantially all of its income to shareholders. Thus, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash in order to satisfy the distribution requirement.


DEPOSITARY RECEIPTS are certificates that give their holders the right to receive securities (a) of a foreign issuer deposited in a U.S. bank or trust company (American Depositary Receipts, "ADRs"); or (b) of a foreign or U.S. issuer deposited in a foreign bank or trust company (Global Depositary Receipts, "GDRs" or European Depositary Receipts, "EDRs").

DERIVATIVE SECURITIES are those whose values are dependent upon the performance of one or more other securities or investments or indices; in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. Swap agreements are considered derivative investments.

SWAP AGREEMENTS. The Fund may enter into swap agreements for the purpose of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in a security that yielded or produced that desired return. These instruments also may be used for tax and/or cash management purposes. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a particular security, or at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S government securities, or high grade debt obligations, to limit any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount that would be owed or received under contracts with that party would exceed 5% of the Fund's assets.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the ability of the manager correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The manager will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain positions adopted by the Internal Revenue Service may limit the Fund's ability to use swap agreements in a desired tax strategy. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely effect the Fund's ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements, or could have adverse tax consequences.

EURO On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. Beginning July 1, 2002, the euro, which was implemented in stages, will have replaced the national currencies of the following participating countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Currently, the exchange rate of the currencies of each of these participating countries is fixed to the euro. The euro trades on currency exchanges and is available for non-cash transactions. The participating countries currently issue sovereign debt exclusively in the euro. Beginning July 1, 2002, euro-denominated bills and coins will replace the bills and coins of the participating countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first two years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.

EQUITY SECURITIES generally entitle the holder to participate in a company's general operating results. These include common stock; preferred stock; convertible securities; warrants or rights. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Convertible securities typically are debt securities or preferred stocks that are convertible into common stock after certain time periods or under certain circumstances. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

FOREIGN SECURITIES The Fund has an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to buy such securities if they are unlisted. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Although the Fund may invest up to 15% of its total assets in unlisted foreign securities, including up to 10% of its total assets in securities with a limited trading market, in the opinion of management such securities with a limited trading market generally do not present a significant liquidity problem. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

EMERGING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund's shareholders.

RUSSIAN SECURITIES. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment;
(c) pervasiveness of corruption, insider-trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the Fund due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

STRUCTURED INVESTMENTS Included among the issuers of debt securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchases by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions. The extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Fund anticipates investing typically involve no credit enhancement, its credit risk will generally be equivalent to that of the underlying instruments.

The Fund is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund's purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing activities.

Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Fund's restrictions on investments in illiquid securities.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include (1) U.S. government securities; (2) bank time deposits denominated in the currency of any major nation; (3) commercial paper rated A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by a company which, at the date of investment, had an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's; and (4) repurchase agreements with banks and broker-dealers. To the extent allowed by exemptions granted under the 1940 Act and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.



OFFICERS AND DIRECTORS
------------------------------------------------------------------------------

Templeton Funds, Inc. (Company) has a board of directors. The board is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Company who are responsible for administering the Fund's day-to-day operations. The board also monitors the Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Company, and principal occupations during the past five years are shown below.


Harris J. Ashton (69)
191 Clapboard Ridge Road, Greenwich, CT 06830
DIRECTOR

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

*Nicholas F. Brady (71)
16 North Washington Street, Easton, MD 21601
DIRECTOR

Chairman, Templeton Emerging Markets Investment Trust PLC, Templeton Latin America Investment Trust PLC, Darby Overseas Investments, Ltd. and Darby Emerging Markets Investments LDC (investment firms) (1994-present); Director, Templeton Capital Advisors Ltd., Templeton Global Strategy Funds, Amerada Hess Corporation (exploration and refining of oil and gas), C2, Inc. (operating and investment business), and H.J. Heinz Company (processed foods and allied products); director or trustee, as the case may be, of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY, Secretary of the United States Department of the Treasury (1988-1993), Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988) and U.S. Senator, New Jersey (April 1982-December 1982).

S. Joseph Fortunato (69)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
DIRECTOR

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in Franklin Templeton Investments.

Andrew H. Hines, Jr. (78)
One Progress Plaza, Suite 290, St. Petersburg, FL 33701
DIRECTOR

Consultant, Triangle Consulting Group; Executive-in-Residence, Eckerd College (1991-present); director or trustee, as the case may be, of 19 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman and Director, Precise Power Corporation (1990-1997), Director, Checkers Drive-In Restaurant, Inc. (1994-1997), and Chairman of the Board and Chief Executive Officer, Florida Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.

*Charles B. Johnson (68)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT AND DIRECTOR

Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

*Rupert H. Johnson, Jr. (61)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT AND DIRECTOR

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton
Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.

Betty P. Krahmer (72)
2201 Kentmere Parkway, Wilmington, DE 19806
DIRECTOR

Director or trustee of various civic associations; director or trustee, as the case may be, of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY, Economic Analyst, U.S. government.

Gordon S. Macklin (73)
8212 Burning Tree Road, Bethesda, MD 20817
DIRECTOR

Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); Director, Martek Biosciences Corporation, WorldCom, Inc. (communications services), MedImmune, Inc. (biotechnology), Overstock.com (Internet services), and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992), and President, National Association of Securities Dealers, Inc. (until 1987).

Fred R. Millsaps (72)
2665 NE 37th Drive, Fort Lauderdale, FL 33308
DIRECTOR

Manager of personal investments (1978-present); director of various business and nonprofit organizations; director or trustee, as the case may be, of 19 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978), Financial Vice President, Florida Power and Light (1965-1969), and Vice President, Federal Reserve Bank of Atlanta (1958-1965).

Harmon E. Burns (56)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton
Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.

Jeffrey A. Everett (37)
P.O. Box N-7759, Lyford Cay, Nassau, Bahamas
PRESIDENT

President and Director, Templeton Global Advisors Limited; officer of some of the investment companies in Franklin Templeton Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).

Martin L. Flanagan (41)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in Franklin Templeton Investments.

David P. Goss (54)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Associate General Counsel, Franklin Templeton Investments; President, Chief Executive Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Franklin Real Estate Income Fund and Franklin Advantage Real Estate Income Fund (until 1996), Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust(until 2000).

Barbara J. Green (54)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT AND SECRETARY

Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

Charles E. Johnson (45)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of the Board, President and Director, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 33 of the investment companies in Franklin Templeton Investments.

John R. Kay (61)
500 East Broward Blvd., Fort Lauderdale, FL 33394-3091
VICE PRESIDENT

Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton Services, LLC; officer of 23 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.

Bruce S. Rosenberg (40)
500 East Broward Blvd., Fort Lauderdale, FL 33394-3091
TREASURER

Vice President, Franklin Templeton Services, LLC, and officer of 19 of the investment companies in Franklin Templeton Investments, and formerly, Senior Manager-Fund Accounting, Templeton Global Investors, Inc.(1995-1996).

Murray L. Simpson (64)
One Franklin Parkway, San Mateo, CA 94403-1906
VICE PRESIDENT

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset Management Ltd. (until 1999).


*This board member is considered an "interested person" under federal securities laws. Mr. Brady's status as an interested person results from his business affiliations with Franklin Resources, Inc. and Templeton Global Advisors Limited. Mr. Brady and Franklin Resources, Inc. are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The Company pays noninterested board members and Mr. Brady an annual retainer of $24,000 and a fee of $1,800 per board meeting attended. Board members who serve on the audit committee of the Company and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The following table provides the total fees paid to noninterested board members and Mr. Brady by the Company and by Franklin Templeton Investments.


                                                                NUMBER OF BOARDS
                                                                  IN FRANKLIN
                           TOTAL FEES         TOTAL FEES          TEMPLETON
                          RECEIVED FROM      RECEIVED FROM      INVESTMENTS ON
                        THE COMPANY/1     FRANKLIN TEMPLETON      WHICH EACH
NAME                           ($)          INVESTMENTS/2 ($)      SERVES/3
--------------------------------------------------------------------------------
Harris J. Ashton             33,000             353,221               48
Nicholas F. Brady            31,200             134,500               18
S. Joseph Fortunato          33,000             352,380               49
John Wm. Galbraith4          14,294                   0                0
Andrew H. Hines, Jr.         35,849             203,500               19
Betty P. Krahmer             33,000             134,500               18
Gordon S. Macklin            33,000             353,221               48
Fred R. Millsaps             35,630             201,500               19

1. For the fiscal year ended August 31, 2001.
2. For the calendar year ended December 31, 2001.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 53 registered investment companies, with approximately 162 U.S. based funds or series.
4. Resigned December 31, 2000.

Noninterested board members and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Company or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
------------------------------------------------------------------------------


MANAGER AND SERVICES PROVIDED The Fund's manager is Templeton Global Advisors Limited. The manager is an indirect wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.


The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance. The manager renders its services to the Fund from outside the U.S.


The Templeton organization has been investing globally since 1940. The manager and its affiliates have offices in Argentina, Australia, Bahamas, Belgium, Brazil, Canada, Cayman Islands, China, Cyprus, France, Germany, Hong Kong, India, Ireland, Italy, Japan, Korea, Luxembourg, Malaysia, Mauritius, Netherlands, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Turkey, United Arab Emirates, United Kingdom, United States and Venezuela.


The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the U.S. Securities and Exchange Commission
(SEC).

MANAGEMENT FEES The Fund pays the manager a fee equal to an annual rate of:

o 0.75% of the value of net assets up to and including $200 million;
o 0.675% of the value of net assets over $200 million and up to and including $1.3 billion; and
o 0.60% of the value of net assets over $1.3 billion.

The fee is computed according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended August 31, the Fund paid the following management fees:


                            MANAGEMENT FEES PAID ($)
------------------------------------------------------------------------------
2001                          68,362,446
2000                          81,392,086
1999                          75,133,698


ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the Company to provide certain administrative services and facilities for the Fund. FT Services is wholly owned by Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The Company pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of the Foreign Fund's and Templeton World Fund's combined average daily net assets up to $200 million;
o 0.135% of average daily net assets over $200 million up to $700 million;
o 0.10% of average daily net assets over $700 million up to $1.2 billion; and
o 0.075% of average daily net assets over $1.2 billion.


During the last three fiscal years ended August 31, the Company paid FT Services the following administration fees:

                        ADMINISTRATION
                        FEES PAID ($)
------------------------------------------------------------------------------
2001                     8,732,676
2000                    17,869,580
1999                    16,655,792

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, LLC (Investor Services) is the Company's shareholder servicing agent and acts as the Company's transfer agent and dividend-paying agent. Investor Services is located at 100 Fountain Parkway, St. Petersburg, FL 33716-1205. Please send all correspondence to Investor Services to P.O. Box 33030, St. Petersburg, FL 33733-8030.


For its services, Investor Services receives a fixed fee per account. The Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.


CUSTODIAN JP Morgan Chase Bank, at its principal office at MetroTech Center, Brooklyn, NY 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the Fund's assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.


AUDITOR PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, is the Fund's independent auditor. The auditor gives an opinion on the financial statements included in the Fund's Annual Report to Shareholders and reviews the Company's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.


When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless the manager believes that trading on a principal basis will not provide the best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.


The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Company's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.


During the last three fiscal years ended August 31, the Fund paid the following brokerage commissions:

                            BROKERAGE COMMISSIONS ($)
------------------------------------------------------------------------------
2001                    11,317,239
2000                    24,215,454
1999                    20,951,622

For the fiscal year ended August 31, 2001, the Fund paid brokerage commissions of $11,317,239 from aggregate portfolio transactions of $5,510,154,078 to brokers who provided research services.

As of August 31, 2001, the Fund owned securities issued by HSBC Holdings PLC and Deutsche Bank valued in the aggregate at $193,432,000 and $160,160,000, respectively. Except as noted, the Fund did not own any securities issued by its regular broker-dealers as of the end of the fiscal year.


Because the Fund may, from time to time, invest in broker-dealers, it is possible that the Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent the Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the board relating to ensuring that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------


INCOME AND CAPITAL GAIN DISTRIBUTIONS The Fund intends to make a distribution at least annually from its net investment income and any net realized capital gains. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in the Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains the Fund distributes are taxable as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

BACKUP WITHHOLDING By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o     provide your correct social security or taxpayer identification number,
o     certify that this number is correct,
o     certify that you are not subject to backup withholding, and
o     certify that you are a U.S. person (including a U.S. resident alien).

The Fund must also withhold if the IRS instructs it to do so. When withholding is required, the amount will be 30% of any distributions or proceeds paid in calendar years 2002 or 2003.

When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Any foreign taxes the Fund pays on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.


ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
------------------------------------------------------------------------------

The Fund is a diversified series of the Company, an open-end management investment company, commonly called a mutual fund. The Company was organized as a Maryland corporation on August 15, 1977, and is registered with the SEC.


The Fund currently offers five classes of shares, Class A, Class B, Class C and Advisor Class. The Fund began offering Class R shares on January 1, 2002. The Fund may offer additional classes of shares in the future. The full title of each class is:

o Templeton Foreign Fund - Class A o Templeton Foreign Fund - Class B
o Templeton Foreign Fund - Class C o Templeton Foreign Fund - Class R
o Templeton Foreign Fund - Advisor Class


Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Company for matters that affect the Company as a whole. Additional series may be offered in the future.

The Company has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.


The Company does not intend to hold annual shareholder meetings. The Company or a series of the Company may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of December 3, 2001, the principal shareholders of the Fund, beneficial or of record, were:

NAME AND ADDRESS                          SHARE CLASS        PERCENTAGE (%)
-------------------------------------------------------------------------------
FOREIGN FUND
Fidelity Investments Institutional        Class A            6.38
Operations Co. FIIOC as Agent For
Certain Employee Benefit Accounts
100 Magellan Way KWIC
Covington, KY  41015-1987

FT Fund Allocator                         Advisor Class      7.69
Moderate Target Fund
C/O Fund Accounting Dept.
1810 Gateway Drive 3rd Floor
San Mateo, CA  94404-2470

FT Fund Allocator                         Advisor Class      10.42
Growth Target Fund
C/O Fund Accounting Dept.
1810 Gateway Drive 3rd Floor
San Mateo, CA  94404-2470

FTB&T for Defined Contribution SVCS       Advisor Class      7.19
Franklin Templeton 401K
Attn: Securities Settlement
P.O. Box 2438
Rancho Cordova, CA  95741-2438


Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and directors of the Company, serve on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any share of the Foreign Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


As of December 3, 2001, the officers and board members, as a group, owned of record and beneficially 6.51% of the Fund's Advisor Class shares and less than 1% of the outstanding shares of the Fund's other classes. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
------------------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

DEALER COMPENSATION Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goal exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.


REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.


Franklin Templeton Investor Services, LLC (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.


There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
------------------------------------------------------------------------------

When you buy and sell shares, you pay the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the New York Stock Exchange
(NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Fund's NAV is not calculated. Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
------------------------------------------------------------------------------


Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located One Franklin Parkway, San Mateo, CA 94403-1906.


Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

PERFORMANCE
------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC.

For periods before January 1, 1997, Advisor Class standardized performance quotations are calculated by substituting Class A performance for the relevant time period, excluding the effect of Class A's maximum initial sales charge, and including the effect of the distribution and service (Rule 12b-1) fees applicable to the Fund's Class A shares. For periods after January 1, 1997, Advisor Class standardized performance quotations are calculated as described below.

An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.


The average annual total returns for the indicated periods ended August 31, 2001, were:

                        1 YEAR (%)        5 YEARS (%)       10 YEARS (%)
------------------------------------------------------------------------------
Advisor Class           -3.81%             7.16%             9.39%


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended August 31, 2001, were:

                        1 YEAR (%)        5 YEARS (%)       10 YEARS (%)
------------------------------------------------------------------------------
Advisor Class            -3.81%            41.34%             145.33%


VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

(i) unmanaged indices so that you may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper(R) Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment goals and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the Fund and the manager also may refer to the following information:

o The manager's and its affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

o The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International or a similar financial organization.

o The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization.

o The geographic and industry distribution of the Fund's portfolio and the Fund's top ten holdings.

o The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

o To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. and Morgan Stanley Capital International Europe Australasia Far East Index).

o The major industries located in various jurisdictions as published by the Morgan Stanley Index.

o Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

o Allegorical stories illustrating the importance of persistent long-term investing.

o The Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper(R)Inc. or Morningstar, Inc.

o A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

o Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

o Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing.

*Sir John Templeton sold the Templeton organization to Franklin Resources, Inc. in October 1992 and resigned from the board on April 16, 1995. He is no longer involved with the investment management process.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $251 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 113 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.


Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

You will receive the Fund's financial reports every six months. If you would like to receive an interim report of the Fund's portfolio holdings, please call 1-800/DIAL BEN(R).

DESCRIPTION OF RATINGS
------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


















                      FTI LARGE CAPITALIZATION GROWTH FUND
                FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND
                          FTI INTERNATIONAL EQUITY FUND
                      FTI SMALL CAPITALIZATION EQUITY FUND
                       FTI EUROPEAN SMALLER COMPANIES FUND
                                  FTI BOND FUND
                             FTI MUNICIPAL BOND FUND

===============================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 31, 2001

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for FTI Funds (the "Trust") dated March 31, 2001.

This SAI incorporates by reference the Trust's Annual Report. Obtain the prospectus or the Annual Report without charge by calling 888-FIDUCIARY (888-343-8242).


                  CONTENTS
                  Fund Organization                           1
                  Securities in which the Funds Invest        1
                  Investment Risks                           10
                  Investment Limitations                     11
                  Determining the Market Value of Securities 14
                  How the Funds are Sold                     15
                  Redemption in Kind                         15
                  Massachusetts Law                          16
                  Account and Share Information              16
                  Tax Information                            16
                  Fund Management and Service Providers      20
                  How the Funds Measure Performance          24
                  Financial Information                      29
                  Investment Ratings                         30
                  Addresses                                  33




CUSIP 302927702
CUSIP 302927801
CUSIP 302927207
CUSIP 302927108
CUSIP 302927884
CUSIP 302927603
CUSIP 302927504

G01548-05 (3/01)
811-7369


FUND ORGANIZATION
-------------------------------------------------------------------------------

The Funds are diversified portfolios of FTI Funds (Trust). The Trust is registered as an open-end, management investment company and was established under the laws of the Commonwealth of Massachusetts on October 18, 1995. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees (Board) has established seven separate series of the Trust which are as follows: FTI Large Capitalization Growth Fund (Large Capitalization Growth Fund), FTI Large Capitalization Growth and Income Fund (Large Capitalization Growth and Income Fund), FTI International Equity Fund (International Equity Fund), FTI Small Capitalization Equity Fund (Small Capitalization Equity Fund), European Smaller Companies Fund (European Smaller Companies Fund), FTI Bond Fund (Bond Fund) and FTI Municipal Bond Fund (Municipal Bond Fund), The Funds' investment adviser is Fiduciary International, Inc.

SECURITIES IN WHICH THE FUNDS INVEST
-------------------------------------------------------------------------------

Permitted securities and investment techniques are set forth in the securities chart in the prospectus. Securities and techniques principally used by the Funds to meet their respective objectives are also described in the prospectus. Other securities and techniques used by the Funds to meet their respective objectives are described below.

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities because their value increases directly with the value of the issuer's business.

PREFERRED STOCKS

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. A Fund may also treat such redeemable preferred stock as a fixed income security.

REAL ESTATE INVESTMENT TRUSTS (REITS)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

WARRANTS

Warrants give a Fund the option to buy an issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). A Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

CORPORATE DEBT SECURITIES

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper (which are discussed more fully below) are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price. The option allows a Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, a Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued, the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing the initial investment.

COMMERCIAL PAPER

Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. A Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and market risks for each CMO class.

           SEQUENTIAL CMOS

           In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

           PACS, TACS AND COMPANION CLASSES

           More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and repayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

           IOS AND POS

           CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). Pos increase in value when prepayment rates increase. In contrast, Ios decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against market risks.

           FLOATERS AND INVERSE FLOATERS

           Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

           Z CLASSES AND RESIDUAL CLASSES

           CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

ASSET BACKED SECURITIES

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security. There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

BANK INSTRUMENTS

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

TAX-EXEMPT SECURITIES

Tax-exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. The market categorizes tax-exempt securities by their source of repayment.

       PRIVATE ACTIVITY BONDS
       Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

       The interest on many types of private activity bonds is subject to the federal alternative minimum tax (AMT). The Fund may invest in bonds subject to AMT.

TAX INCREMENT FINANCING BONDS

Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

MUNICIPAL NOTES

Municipal notes are short-term tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. A Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond thirteen months.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. A Fund considers an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country;

o  the principal trading market for its securities is in another country; or

o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

DEPOSITARY RECEIPTS

Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

FOREIGN EXCHANGE CONTRACTS

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, a Fund may enter into spot currency trades. In a spot trade, a Fund agrees to exchange one currency for another at the current exchange rate. A Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease a Fund's exposure to currency risks.

FOREIGN GOVERNMENT SECURITIES

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, a Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent a Fund from closing out a position. If this happens, a Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm a Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

A Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts. Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease a Fund's exposure to market and currency risks, and may also expose a Fund to liquidity and leverage risks. OTC contracts also expose a Fund to credit risks in the event that a counterparty defaults on the contract.

The Funds may trade in the following types of derivative contracts as set forth in the securities chart in the Funds' prospectus.

FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

OPTIONS

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

To the extent that a Fund utilizes options, it would generally:

o Buy call options in anticipation of an increase in the value of the underlying asset;

o Buy put options in anticipation of a decrease in the value of the underlying asset; and

o Buy or write options to close out existing options positions.

A Fund may also write call options to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

A Fund may also write put options to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price. When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

HEDGING

Hedging transactions are intended to reduce specific risks. For example, to protect a Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. A Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. A Fund's ability to hedge may be limited by the costs of the derivatives contracts. A Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to a Fund.

SWAPS

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, a Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the Bond Fund may use include.

       INTEREST RATE SWAPS

       Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

       CURRENCY SWAPS

       Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

       CAPS AND FLOORS

       Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

       TOTAL RETURN SWAPS

       Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater market risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose a Fund to leverage risks or carry liquidity risks.

SPECIAL TRANSACTIONS

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. A Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

A Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to credit risks.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by a Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because a Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

DELAYED DELIVERY TRANSACTIONS

Delayed delivery transactions, including when issued transactions, are arrangements in which a Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. A Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create market risks for a Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

         TO BE ANNOUNCED SECURITIES (TBAS)

         As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase market risks because the underlying mortgages may be less favorable than anticipated by a Fund.

         DOLLAR ROLLS

         Dollar rolls are transactions where a Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are TBA mortgage backed securities. Dollar rolls are subject to market risks and credit risks.

SECURITIES LENDING

A Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral. Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to market risks and credit risks.

ASSET COVERAGE

In order to secure its obligations in connection with derivatives contracts or special transactions, a Fund will either own the underlying assets, enter into an offsetting transaction, or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless a Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

A Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash. Any such investment by a Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses.

RESTRICTED AND ILLIQUID SECURITIES

The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission (the "SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Trust, on behalf of the Funds, believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under Rule 144A) for determination to the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:

o  the frequency of trades and quotes for the security;

o the number of dealers willing to purchase or sell the security and the number of other potential buyers;

o  dealer undertakings to make a market in the  security; and

o  the nature of the security and the nature of the marketplace  trades.

Notwithstanding the foregoing, securities of foreign issuers which are not listed on a recognized domestic or foreign exchange or for which a bona fide market does not exist at the time of purchase or subsequent transaction shall be treated as illiquid securities by the Trustees.

When a Fund invests in certain restricted securities determined by the Trustees to be liquid, such investments could have the effect of increasing the level of Fund illiquidity to the extent that the buyers in the secondary market for such securities (whether in Rule 144A resales or other exempt transactions) become, for a time, uninterested in purchasing these securities.

INVESTMENT RISKS
-------------------------------------------------------------------------------

Risk factors associated with investing in each Fund are set forth in the risk chart in the prospectus. Principal risks factors associated with an investment in each Fund are also described in the prospectus. While not an exhaustive list, other risk factors include the following:

INTEREST RATE RISKS

o Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. (If the bond were held to maturity, no loss or gain normally would be realized.)

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS

o Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

o Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

o Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a fixed income security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

o Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

CALL RISKS
o Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

o If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

RISKS ASSOCIATED WITH NONINVESTMENT GRADE SECURITIES

o Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

LIQUIDITY RISKS

o Trading opportunities are more limited for equity securities and fixed income securities that are not widely held. They are also more limited for fixed income securities that have not received any credit ratings or have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

o Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

o OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

RISKS ASSOCIATED WITH COMPLEX CMOS

CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage backed securities. For example, their prices are more volatile and their trading market may be more limited.

FOREIGN MARKET RISKS

The European Smaller Companies Fund intends to invest in the securities of issuers domiciled in the Czech Republic, Hungary, Poland and Turkey ("Eastern European countries"). Investment in the securities of issuers in these countries involves certain additional risks not involved in investment in securities of issuers in more developed markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability (including the possibility that such countries could revert to a centralist planned government), increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies which may limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack of developed legal structures governing private and foreign investment and private property.

Eastern European capital markets are emerging in a dynamic political and economic environment brought about by the recent events there that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that the Eastern Europe capital markets will continue to present viable investment opportunities of the Fund. There can be no assurance that expropriations of private property will not occur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected Eastern European markets.

INVESTMENT LIMITATIONS
-------------------------------------------------------------------------------

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Funds may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time
o time by the SEC staff and any exemptive order or similar relief granted to the Funds (collectively, the "1940 Act Laws, Interpretations and Exemptions").


LENDING CASH OR SECURITIES

The Funds may not make loans, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests. This restriction will not prevent a Fund from lending to other FTI funds consistent with any exemptions the Funds might obtain or as permitted by the 1940 Act Laws, Interpretations and Exemptions.

INVESTING IN COMMODITIES

The Funds may not purchase or sell physical commodities, provided that a Fund may purchase securities of companies that deal in commodities.

INVESTING IN REAL ESTATE

The Funds may not purchase or sell real estate, provided that this restriction does not prevent a Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Funds may exercise their rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

DIVERSIFICATION OF INVESTMENTS

The Funds are each a "diversified company" within the meaning of the 1940 Act. The Funds will not purchase the securities of any issuer if, as a result, the Funds would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions.

CONCENTRATION OF INVESTMENTS

The Funds will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of their investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Funds' investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Funds will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

UNDERWRITING

The Funds may not underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933

THE ABOVE INVESTMENT LIMITATIONS CANNOT BE CHANGED WITH RESPECT TO THE FUNDS WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUNDS' OUTSTANDING SHARES. A VOTE OF A MAJORITY OF THE OUTSTANDING VOTING SHARES MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (I) 67% OR MORE OF THE FUNDS' SHARES PRESENT AT A MEETING IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT IN PERSON OR REPRESENTED BY PROXY, OR (II) MORE THAN 50% OF THE FUNDS' OUTSTANDING SHARES.

THE FOLLOWING LIMITATIONS MAY BE CHANGED BY THE TRUSTEES WITHOUT SHAREHOLDER APPROVAL

INVESTING IN ILLIQUID SECURITIES

The Funds will not invest more than 15% of the value of their net assets in illiquid securities, including: repurchase agreements providing for settlement more than seven days after notice; over-the-counter options; and certain restricted securities not determined by the Trustees to be liquid.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Funds will limit their investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of their total assets in any one investment company, or invest more than 10% of their total assets in investment companies in general unless permitted to exceed these limits by action of the SEC. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets.

INVESTING IN MINERALS

The Funds will not purchase interests in oil, gas, or other mineral exploration or development programs or leases, except they may purchase the securities of issuers that invest in or sponsor such programs.

ARBITRAGE TRANSACTIONS

The Funds will not enter into transactions for the purpose of engaging in arbitrage.

INVESTING IN PUTS AND CALLS

The Funds will (a) limit the aggregate value of the assets underlying covered call options or put options written by a Fund to not more than 25% of their net assets, (b) limit the premiums paid for options purchased by a Fund to 5% of their net assets, and (c) limit the margin deposits on futures contracts entered into by a Fund to 5% of their net assets.

PURCHASING SECURITIES TO EXERCISE CONTROL

The Funds will not purchase securities of a company for the purpose of exercising control or management.

INVESTING IN WARRANTS

The Funds will not invest more than 5% of their net assets in warrants. For purpose of this investment restriction, warrants will be valued at the lower of cost or market, except that warrants acquired by a Fund in units with or attached to securities may be deemed to be without value.

LEVERAGING

The Funds will not engage in transactions for the purpose of leveraging.

INVESTING IN COMMODITIES

For purposes of the Funds' fundamental investment limitation concerning commodities, investments in transactions involving financial futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

CONCENTRATION OF INVESTMENTS

For the purposes of the Funds' fundamental investment limitation concerning concentration (a) investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investments in an industry, and (b) a Fund will classify companies by industry based on their primary Standard Industrial Classification (SIC Code) as listed by a company in their filings with the SEC.

BORROWING MONEY

The Funds will not borrow money or pledge securities in excess of 5% of the value of their respective net assets.

BUYING SECURITIES ON MARGIN

The Funds will not purchase securities on margin, provided that a Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and provided that a Fund may make margin deposits in connection with their use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

PLEDGING ASSETS

The Funds will not mortgage, pledge, or hypothecate any of their assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

SELLING SHORT

The Funds will not engage in short sale transactions.


Except with respect to the Funds' policy of borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Funds have no present intention to borrow money or pledge securities in excess of 5% of the value of their net assets.

For purposes of its policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings associations having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

DETERMINING THE MARKET VALUE OF SECURITIES
-------------------------------------------------------------------------------

The Funds' net asset value (NAV) per share fluctuates and is based on the market value of all securities and other assets of the Funds.

Market values of the Funds' portfolio securities are determined as follows:

o for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
o for fixed income securities, at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service;
o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and
o for all other securities at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities. When market quotations are not readily available for securities, a pricing committee established by the Board determines the fair value of the securities, pursuant to procedures established by the Board.

The Fund values futures contracts and options at their market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value.

HOW THE FUNDS ARE SOLD
-------------------------------------------------------------------------------

Under the Distributor's Contract with the Fund, the Distributor, Edgewood Services, Inc., located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, offers shares on a continuous, best-efforts basis.

RULE 12B-1 PLAN

As a compensation type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of shares so that overall Fund assets are maintained or increased. This helps the Funds achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and share redemptions. Also, the Funds' service providers that receive asset-based fees benefit from stable or increasing Fund assets.

The Funds may compensate the Distributor more or less than its actual marketing expenses. In no event will the Funds pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

The maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

SHAREHOLDER SERVICES

The Funds may pay Federated Shareholder Services, a subsidiary of Federated, for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals (such as broker-dealers or banks) may be paid fees, in significant amounts, out of the assets of the Distributor and/or Federated Shareholder Services (these fees do not come out of Fund assets). The Distributor and/or Federated Shareholder Services may be reimbursed by the Adviser or its affiliates Investment professionals receive such fees for providing distribution-related and/or shareholder services, such as advertising, providing incentives to their sales personnel, sponsoring other activities intended to promote sales, and maintaining shareholder accounts. These payments may be based upon such factors as the number or value of shares the investment professional sells or may sell; the value of client assets invested; and/or upon the type and nature of sales or marketing support furnished by the investment professional.

REDEMPTION IN KIND
-------------------------------------------------------------------------------

Although the Funds intend to pay redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of a Fund's portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, they are obligated to pay redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets of a Fund during any 90-day period.

Any redemption payment greater than this amount will also be in cash unless the Funds' Board determines that payment should be in kind. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as a Fund determines its NAV. The portfolio securities will be selected in a manner that the Funds' Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS LAW
-------------------------------------------------------------------------------

Under certain circumstances, shareholders may be held personally liable under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION
-------------------------------------------------------------------------------
VOTING AND OTHER RIGHTS
A shareholder of the Funds has "dollar-based" voting rights, which means that a shareholder has one vote for each dollar of net asset value of the shares of the Fund he or she owns. A fractional dollar of net asset value will entitle the shareholder to a corresponding fractional vote. The Declaration of Trust provides that it may not be amended without the consent of a majority of the voting securities if such amendment would adversely affect the rights of any shareholder. Each share of a Fund is entitled to participate equally in dividends and distributions declared by the Board of Trustees and, upon liquidation of a Fund, to participate proportionately in the net assets of a Fund remaining after satisfaction of outstanding liabilities of a Fund. Fund shares have no preemptive or conversion rights and have such exchange rights as are set forth in the Funds' prospectus.

As of March 1, 2001, Fiduciary Trust Company International, New York, New York, on behalf of certain underlying accounts, owned of record, beneficially, or both, 5% or more of the following Funds: Municipal Bond
Fund: Ellard & Co., New York, NY, owned approximately 8,023,462 Shares (100%); Bond Fund: Ellard & Co., New York, NY, owned approximately 12,171,942 Shares (91.91%) and Bank of New York, as Custodian for the Josiah Macy Jr. Foundation, New York, NY, owned approximately 1,048,836 Shares (7.92%); Large Capitalization Growth Fund: Ellard & Co., New York, NY, owned approximately 3,427,634 Shares (98.87%); Large Capitalization Growth and Income Fund: Ellard & Co., New York, NY, owned approximately 10,347,887 Shares (94.97%); Small Capitalization Equity Fund: Ellard & Co., New York, NY, owned approximately 3,541,575 Shares (71.88%) and Wolverhampton Borough Council, St. Peters Square Wolverhampton, England, owned approximately 596,184 Shares (12.10%); International Equity Fund: Ellard & Co., owned approximately 4,815,691 Shares (73.80%) and Key Trust Company, Cleveland, OH, owned approximately 670,293 Shares (10.27%); and European Smaller Companies Fund: Wendel & Co., owned approximately 302,724 Shares (17.81%) and Ellard & Co., owned approximately 1,227,560 Shares (72.24%). Shareholders owning 25% or more of outstanding shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION
-------------------------------------------------------------------------------
FEDERAL INCOME TAX
The Funds expect to pay no federal income tax because they to meet requirements of Subchapter M of the Internal Revenue Code (Code) applicable to regulated investment companies and to receive the special tax treatment afforded such companies.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will not be taken into account by the Funds for federal income tax purposes.

The Municipal Bond Fund, Bond Fund, Small Capitalization Equity Fund and International Equity Fund are entitled to a capital loss carry-forward, which may reduce the taxable income or gain that these Funds would realize, and to which the shareholder would be subject, in the future.

REDEMPTION OR EXCHANGE OF SHARES

Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Except to the extent otherwise provided in future Treasury regulations, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. Any loss recognized by a shareholder on the sale of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

If a shareholder exercises the exchange privilege within 90 days of acquiring Fund shares, then any loss such shareholder recognizes on the exchange will be reduced (or any gain increased) to the extent the sales charge paid upon the purchase of the Fund shares reduces any charge such shareholder would have owed upon purchase of the shares of the replacement fund in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the shares of the replacement fund. In addition, any loss recognized on a sale or exchange will be disallowed to the extent that disposed Fund shares are replaced with new Fund shares within the 61-day period beginning 30 days before and ending 30 days after the disposition of the original Fund shares. In such a case, the basis of the Fund shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where Fund shares are automatically replaced under the dividend reinvestment plan.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

In order to qualify for tax treatment as a regulated investment company under the Code, the Funds are required, among other things, to derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund's business of investing in such stock, securities or currencies) (the "Income Requirement"). Foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to a Fund's principal business may, under regulations not yet issued, not be qualifying income for purposes of the Income Requirement.

At the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Test"). For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

FUND DISTRIBUTIONS

Under the Code, the Funds are exempt from U.S. federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and its net exempt-interest income (if any) for the year. Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares.

The Funds also intend to distribute to shareholders substantially all of the excess of their net long-term capital gain over net short-term capital loss as a capital gain dividend. Capital gain dividends are taxable to shareholders as a long-term capital gain, regardless of the length of time a shareholder has held his shares.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of their ordinary taxable income for the calendar year plus 98% of their "capital gain net income" (excess of capital gains over capital losses) for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, the Funds will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, the Funds are required to exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead, to include such gains and losses in determining ordinary taxable income for the succeeding calendar year). The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

INTERNATIONAL EQUITY FUND AND EUROPEAN SMALLER COMPANIES FUND ONLY:

FOREIGN INVESTMENTS
The International Equity Fund's and European Smaller Companies Fund's investment income from foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Funds intend to operate so as to qualify for treaty-reduced tax rates when applicable.

FOREIGN FINANCIAL INSTRUMENTS
Gains or losses from certain foreign currency forward contracts will generally be treated as ordinary income or loss and will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increase or decrease the amount of a Fund's net capital gains. Additionally, if such foreign currency-related losses exceed other investment company taxable income during a taxable year, a Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares to an investor.

PFIC INVESTMENTS
The Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). An "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Funds have held the PFIC stock. The Funds themselves will be subject to tax on the portion, if any, of the excess distribution that is allocated to a Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Funds distribute the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Funds may elect alternative tax treatment with respect to PFIC stock, in which case the special rules relating to the taxation of excess distributions by the PFIC would not be applicable. Under one such election (the "QEF Election"), the Funds generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. Under another such election (the "Section 1296 Election"), the Funds would be required to recognize ordinary income to the extent that the fair market value of the shares of PFIC stock that they hold at the close of any taxable year exceeds the shares' adjusted basis and would also recognize ordinary income with respect to dispositions of any shares of PFIC stock at a gain during a taxable year. If the Funds make the
Section 1296 Election, the Funds will recognize a deductible ordinary loss to the extent that the adjusted basis of the shares of PFIC stock that the Funds hold at the end of any taxable year exceeds their fair market value and with respect to dispositions of any shares of PFIC stock at a loss during a taxable year. However, the amount of any ordinary loss recognized by the Funds in connection with a Section 1296 Election for any shares of PFIC stock may not exceed the amount of ordinary income previously recognized by the Funds by reason of marking such shares of PFIC stock to market at the end of a taxable year. Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

FOREIGN INCOME TAXES

If (as anticipated) more than 50% of the value of the Funds' total assets at the close of any taxable year consists of the stock or securities of foreign corporations, the Funds intend to elect to "pass through" to the Funds' shareholders the amount of foreign income taxes paid by the Funds (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income taxes paid by the Funds that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use their pro share of such taxes (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

BACKUP WITHHOLDING
Under certain provisions of the Code, the Funds may be required to withhold 31% of reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. When establishing an account, an investor must provide his or her taxpayer identification number and certify under penalty of perjury that such number is correct and that he or she is not otherwise subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

MISCELLANEOUS CONSIDERATIONS; EFFECT OF FUTURE LEGISLATION The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect at the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other U.S. state and local tax rules affecting an investment in the Fund.

FUND MANAGEMENT AND SERVICE PROVIDERS
-------------------------------------------------------------------------------
BOARD OF TRUSTEES

The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. Information about each Board member and officer of the Trust is provided below and includes each person's: name, address, birth date, present position(s) held with the Trust, principal occupations for the past five years and positions held prior to the past five years, and total compensation received as a Trustee from the Trust for its most recent fiscal year. The Trust is composed of seven funds.

----------------------------------------------------------------------
NAME
BIRTH DATE                                             AGGREGATE
ADDRESS                    PRINCIPAL OCCUPATIONS       COMPENSATION
POSITION WITH TRUST        FOR PAST FIVE YEARS         FROM TRUST**
========================   =========================== ============
PETER A. ARON              Vice President, Lafayette      $15,000
Birth Date: May 26, 1946   (privately owned
Lafayette Enterprises,     Investment Advisory
Inc.                       Company); President, J.
126 East 56th Street  New  Aron  Charitable
York, NY  10022            Foundation, Inc.; Asset
TRUSTEE                    Manager and Trustee of
                           certain private
                           Enterprise, Inc.
                           trusts.

----------------------------------------------------------------------
JOSEPH A. CAJIGAL*         Senior Vice President and         $0
Birth Date: November 15,   Management Committee
1953                       member, Fiduciary Trust
Fiduciary Trust Company    Company, International.
International
Two World Trade
New York, NY  10048
TRUSTEE

----------------------------------------------------------------------
JAMES C. GOODFELLOW*       President, Fiduciary              $0
Birth date:  April 6, 1945 International, Inc., Vice
Fiduciary Trust Company    Chairman, Fiduciary Trust
International              Company International
Two World Trade
New York, NY  10048
TRUSTEE

----------------------------------------------------------------------
BURTON J. GREENWALD        Managing Director, B.J.        $18,000
Birth Date: December 6,    Greenwald Associates,
1929                       Management Consultants to
2009 Spruce Street         the Financial Services
Philadelphia, PA 19103     Industry; Director,
CHAIRMAN AND TRUSTEE       Fiduciary Emerging Markets
                           Bond Fund PLC; Director,
                           Fiduciary International
                           Ireland Limited.

----------------------------------------------------------------------
KEVIN J. O'DONNELL         Director/Shareholder,          $15,000
Birth Date: September 1,   Herold & Haines      PA (a
1948                       law firm) (June 2000 to
25 Independence Boulevard  present); previously,
Warren,  NJ                Partner, Pitney Hardin
07059-6747                 Kipp & Szuch LLP (a law
TRUSTEE                    firm) (prior to June 2000).

----------------------------------------------------------------------
PETER J. GERMAIN           Senior Vice President and         $0
Birth Date: September 3,   Director of Proprietary
1959                       Funds Services, Federated
Federated Investors        Services Company; formerly
Tower  1001 Liberty Avenue , Senior Corporate
Pittsburgh, PA             Counsel, Federated
PRESIDENT AND  TREASURER   Services Company.

----------------------------------------------------------------------
JEFFREY W. STERLING        Vice President and                $0
Birth Date: February 5,    Assistant Treasurer of
1947                       certain funds distributed
Federated Investors Tower  by Edgewood Services, Inc.
1001 Liberty Avenue        or its affiliates.
Pittsburgh, PA
VICE PRESIDENT AND
ASSISTANT TREASURER

----------------------------------------------------------------------
GEORGE M. POLATAS          Vice President and                $0
Birth Date: March 3, 1962  Assistant Treasurer of
Federated Investors Tower  certain funds distributed
1001 Liberty Avenue        by Edgewood Services, Inc.
Pittsburgh, PA             or its affiliates.
VICE PRESIDENT

----------------------------------------------------------------------
GAIL C. JONES              Corporate Counsel and Vice        $0
Birth Date: October 26,    President, Federated
1953                       Services Company.
Federated Investors
Towers
1001 Liberty Avenue
Pittsburgh, PA
SECRETARY

----------------------------------------------------------------------

*AN ASTERISK DENOTES A TRUSTEE WHO IS DEEMED TO BE AN INTERESTED PERSON AS DEFINED IN THE1940 ACT. **THE EUROPEAN SMALLER COMPANIES FUND HAS NOT COMPLETED ITS FIRST FULL FISCAL YEAR. THE AGGREGATE COMPENSATION DISCLOSED IN THIS TABLE IS BASED ON ESTIMATES OF FEES TO BE PAID BY THE TRUST IN THE FISCAL YEAR ENDING NOVEMBER 30, 2001.
===============================================================================

INVESTMENT ADVISER
The Funds' investment adviser is Fiduciary International, Inc. (the "Adviser" or "Fiduciary"). The Adviser conducts investment research and makes investment decisions for the Funds.

Under its contract with the Trust, the Adviser shall not be liable to the Trust, the Funds, or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust. Because of the internal controls maintained by the Adviser's affiliates to restrict the flow of non-public information, Fund investments are typically made without any knowledge by the Adviser of its affiliates' lending relationships with an issuer.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING
As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer brokerage and research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling shares of the Funds. The Adviser makes decisions on portfolio transactions and selects brokers and dealers, and its policies and procedures on these matters are subject to review by the Trust's' Board.

RESEARCH SERVICES
Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When a Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Funds and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit a Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

ADMINISTRATOR
Federated Administrative Services, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Funds. Federated Administrative Services provides these at the following annual rate of the average aggregate daily net assets as specified below:


MAXIMUM ADMINISTRATIVE    AVERAGE AGGREGATE DAILY NET ASSETS OF
FEE                       THE TRUST
0.150 of 1%               on the first $250 million
0.125 of 1%               on the next $250 million
0.100 of 1%               on the next $250 million
0.075 of 1%               on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $75,000 per Fund. Federated Administrative Services may voluntarily waive a portion of its fee.

CUSTODIAN
Fiduciary Trust Company International, Two World Trade Center, New York, New York 10048-0772, is custodian for the securities and cash of the Funds. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by Chase Manhattan Bank under the supervision of Fiduciary International, Inc.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND PORTFOLIO ACCOUNTANT Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Funds pay the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS
The independent auditor for the Funds, Ernst & Young LLP, plans and performs its audit so that it may provide an opinion as to whether the Funds' financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUNDS FOR SERVICES
LARGE CAPITALIZATION GROWTH FUND
FOR THE YEAR ENDED NOVEMBER 30, 2000 AND THE PERIOD FROM DECEMBER 11, 1998 TO NOVEMBER 30, 1999
Advisory Fee Earned $278,533; $195,351
Advisory Fee Reduction $0; $0
Administrative Fee $75,001; $72,123
12b-1 Fee $0; $0
Shareholder Services Fee $0; $0
For the period from December 11, 1998 to November 30, 1999, and the fiscal year ended November 30, 2000, Large Capitalization Growth Fund paid $46,973 and $41,290, respectively, in brokerage commissions.

LARGE CAPITALIZATION GROWTH AND INCOME FUND
FOR THE YEAR ENDED NOVEMBER 30, 2000 AND THE PERIOD FROM DECEMBER 11, 1998 TO NOVEMBER 30, 1999
Advisory Fee Earned $713,281; $710,472
Advisory Fee Reduction $0; $0
Administrative Fee $128,569; $133,503
12b-1 Fee $0; $0
Shareholder Services Fee $0; $0
For the period from December 11, 1998 to November 30, 1999, and the fiscal year ended November 30, 2000, Large Capitalization Growth and Income Fund paid $130,299 and $155,149, respectively, in brokerage commissions.

INTERNATIONAL EQUITY FUND
FOR THE YEAR ENDED NOVEMBER 30, 2000, 1999, 1998 Advisory Fee Earned $1,057,302; $761,149; $635,839 Advisory Fee Reduction $0; $0; $0 Administrative Fee $142,727; $107,308; $94,569 12b-1 Fee $0; $0; $0 Shareholder Services Fee $0;
$0; $0 For the fiscal year ended November 30, 1998, 1999 and 2000, International Equity Fund paid $240,556, $306,162 and $461,570, respectively, in brokerage commissions.

SMALL CAPITALIZATION EQUITY FUND FOR THE YEAR ENDED NOVEMBER 30, 2000, 1999, 1998 Advisory Fee Earned $1,134,203; $579,875; $448,146 Advisory Fee Reduction $0; $0; $0 Administrative Fee $152,995; $82,268; $75,000 12b-1 Fee $0; $0; $0
Shareholder Services Fee $0; $0; $0 For the fiscal year ended November 30, 1998, 1999 and 2000, Small Capitalization Equity Fund paid $107,043, $108,844 and $147,282, respectively, in brokerage commissions.

BOND FUND
FOR THE YEAR ENDED NOVEMBER 30, 2000 AND THE PERIOD FROM DECEMBER 11, 1998 TO NOVEMBER 30, 1999
Advisory Fee Earned $543,064; $363,052
Advisory Fee Reduction $0; $0
Administrative Fee $146,804; $101,621
12b-1 Fee $0; $0
Shareholder Services Fee  $0; $0
For the period from December 11, 1998 to November 30, 1999, and the fiscal year ended November 30, 2000, Bond Fund paid $0 and $0, respectively, in brokerage commissions.

MUNICIPAL BOND FUND
FOR THE YEAR ENDED NOVEMBER 30, 2000 AND THE PERIOD FROM DECEMBER 11, 1998 TO NOVEMBER, 1999
Advisory Fee Earned $358,797; $305,943
Advisory Fee Reduction $0; $48,858
Administrative Fee  $96,976; $85,862
12b-1 Fee $0; $0
Shareholder Services Fee $0; $0
For the period from December 11, 1998 to November 30, 1999, and the fiscal year ended November 30, 2000, Municipal Bond Fund paid $0 and $0, respectively, in brokerage commissions.

HOW THE FUNDS MEASURE PERFORMANCE
-------------------------------------------------------------------------------
The Funds may advertise share performance by using the SEC standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Unless otherwise stated, any quoted share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. Performance depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in a Fund's expenses; and various other factors.

Performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD
Total returns are given for the one-year and start of performance periods ended November 30, 2000. Yield is given for the 30-day period ended November 30, 2000.

FUND AVERAGE ANNUAL TOTAL RETURN YIELD
                                    START OF
                           1 YEAR  PERFORMANCE*    30 DAY
                                                   YIELD
                         ------------------------------------
MUNICIPAL BOND FUND        5.21%       2.27%        4.23%

BOND FUND                  7.53%       3.91%        6.81%

LARGE CAPITALIZATION      -9.05%       3.60%         NA
GROWTH FUND

LARGE CAPITALIZATION      -1.98%       5.89%        0.39%
GROWTH AND INCOME FUND

SMALL CAPITALIZATION      10.22%      18.90%         NA
EQUITY FUND

INTERNATIONAL EQUITY       17.03%      8.61%         NA
FUND

*THE START OF PERFORMANCE OF MUNICIPAL BOND FUND, BOND FUND, LARGE CAPITALIZATION GROWTH FUND AND LARGE CAPITALIZATION GROWTH AND INCOME FUND IS DECEMBER 11, 1998. THE START OF PERFORMANCE OF SMALL CAPITALIZATION EQUITY FUND AND INTERNATIONAL EQUITY FUND IS DECEMBER 22, 1995.

TOTAL RETURN
Total return represents the change (expressed as a percentage) in the value of shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the NAV per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional shares, assuming the annual reinvestment of all dividends and distributions. When a Fund has been in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD
Fund yield is calculated by dividing: (i) the net investment income per share earned by the shares over a 30-day period; by (ii) the maximum offering price per share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The tax-equivalent yield of the Municipal Bond Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a specific tax rate. The yield and tax-equivalent yield do not necessarily reflect income actually earned by shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in shares, the share performance is lower for shareholders paying those fees.

TAX-EQUIVALENT YIELD FOR MUNICIPAL BOND FUND
The tax-equivalent yield of the Municipal Bond Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming a 28% tax and assuming that income is 100% tax-exempt. Set forth below is a sample of a tax-equivalency table that may be used in advertising and sales literature. This table is for illustrative purposes only and is not representative of past or future performance of the Fund. The interest earned by the municipal securities owned by the Fund generally remains free from federal regular income tax and is often free from state and local taxes as well. However, some of the Fund's income may be subject to the federal alternative minimum tax and state and/or local taxes.

TAX EQUIVALENCY TABLE
TAXABLE YIELD EQUIVALENT FOR 2001 MULTI-STATE MUNICIPAL FUNDS

FEDERAL
INCOME TAX
BRACKET:       15.00%    28.00%      31.00%     36.00%     39.60%
Joint Return $1-45,200  $45,201    $109,251  $166,451     Over 297,300
                        -109,250   -166,450  -297,300
----------------------------------------------------------------------
Single       $1-27,050  $27,051    $65,551   $136,750     Over 297,300
Return        65,550    -65,550    -136,750  -297,300
----------------------------------------------------------------------
TAX EXEMPT YIELD:   TAXABLE YIELD EQUIVALENT:
   0.50%        0.59%      0.69%       0.72%      0.78%      0.83%
----------------------------------------------------------------------
   1.00%        1.18%      1.39%       1.45%      1.56%      1.66%
----------------------------------------------------------------------
   1.50%        1.76%      2.08%       2.17%      2.34%      2.48%
----------------------------------------------------------------------
   2.00%        2.35%      2.78%       2.90%      3.13%      3.31%
----------------------------------------------------------------------
   2.50%        2.94%      3.47%       3.62%      3.91%      4.14%
----------------------------------------------------------------------
   3.00%        3.53%      4.17%       4.35%      4.69%      4.97%
----------------------------------------------------------------------
   3.50%        4.12%      4.86%       5.07%      5.47%      5.79%
----------------------------------------------------------------------
   4.00%        4.71%      5.56%       5.80%      6.25%      6.62%
----------------------------------------------------------------------
   4.50%        5.29%      6.25%       6.52%      7.03%      7.45%
----------------------------------------------------------------------
   5.00%        5.88%      6.94%       7.25%      7.81       8.28%
----------------------------------------------------------------------
   5.50%        6.47%      7.64%       7.97%      8.59%      9.11%
----------------------------------------------------------------------
   6.00%        7.06%      8.33%       8.70%      9.38%      9.93%
----------------------------------------------------------------------
   6.50%        7.65%      9.03%       9.42%     10.16%     10.76%
----------------------------------------------------------------------
   7.00%        8.24%      9.72%      10.14%     10.94%     11.59%
----------------------------------------------------------------------
   7.50%        8.82%     10.42%      10.87%     11.72%     12.42%
----------------------------------------------------------------------
   8.00%        9.41%     11.11%      11.59%     12.50%     13.25%
----------------------------------------------------------------------
   8.50%       10.00%     11.81%      12.32%     13.28%     14.07%
----------------------------------------------------------------------
   9.00        10.59%     12.50%      13.04%     14.06%     14.90%
----------------------------------------------------------------------
   9.50%       11.18%     13.19%      13.77%     14.84%     15.73%
----------------------------------------------------------------------
  10.00%       11.76%     13.89%      14.49%     15.63%     16.56%
----------------------------------------------------------------------
  10.50%       12.35%     14.58%      15.22%     16.41%     17.38%
----------------------------------------------------------------------
  11.00%       12.94%     15.28%      15.94%     17.19%     18.21%
----------------------------------------------------------------------

NOTE: THE MAXIMUM MARGINAL TAX RATE FOR EACH BRACKET WAS USED IN CALCULATING THE TAXABLE YIELD EQUIVALENT.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:
o references to ratings, rankings, and financial publications and/or performance comparisons of shares to certain indices;
o charts, graphs and illustrations using the Funds' returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;
o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio managers' views on how such developments could impact the Funds; and
o information about the mutual fund industry from sources such as the Investment Company Institute.

The Funds may compare their performance, or performance for the types of securities in which they invest, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Funds may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Funds use in advertising may include:

LARGE CAPITALIZATION GROWTH FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund may quote its Lipper ranking in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX covers 500 industrial, utility, transportation, and financial companies in the United States market (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of all NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.
o DOW JONES INDUSTRIAL AVERAGE is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.
o RUSSELL 1000 INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index.
o RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LARGE CAPITALIZATION GROWTH AND INCOME FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund may quote its Lipper ranking in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX covers 500 industrial, utility, transportation, and financial companies in the United States market (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of all NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.
o DOW JONES INDUSTRIAL AVERAGE is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.

INTERNATIONAL EQUITY FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Fund may quote its Lipper rating in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o  MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, AND FAR EAST INDEX
   (EAFE) is a market capitalization-weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency, and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax. The EAFE is monitored by Morgan Stanley Capital International, S.A., Geneva, Switzerland.
o FT-ACTUARIES EUROPE & PACIFIC INDEX is a subindex based on the FT-Actuaries World Index, excluding Canada, Mexico, South Africa and the United States. The subindex contains approximately 1,600 securities in 20 countries.

SMALL CAPITALIZATION EQUITY FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund may quote its Lipper ranking in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o RUSSELL 2000 INDEX is a broadly diversified index consisting of approximately 2,000 small capitalization common stocks that can be used to compare to the total returns of funds whose portfolios are invested primarily in small capitalization stocks.
o RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
o RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
o DOW JONES INDUSTRIAL AVERAGE is an unmanaged index representing share prices of major industrial corporations, public utilities, and transportation companies. Produced by the Dow Jones & Company, it is cited as a principal indicator of market conditions.
o STANDARD & POOR'S MIDCAP 400 INDEX is a diversified index consisting of 400 domestic stocks chosen for market size (median market capitalization of about $1.513 billion, as of July 1997), liquidity, and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value.
o STANDARD & POOR'S SMALLCAP 600 INDEX is an index consisting of 600 domestic stocks chosen for market size (median market capitalization of $443 million, as of July 1997), liquidity, and industry group representation. It is a market-weighted index, with each stock affecting the index in proportion to its market value.
o STANDARD & PPOOR'S 500 COMPOSITE STOCK PRICE INDEX covers 500 industrial, utility, transportation, and financial companies in the United States market (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of all NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.
o RUSSELL MIDCAP(TM) INDEX consists of the smallest 800 securities in the Russell 1000 Index, as ranked by total market capitalization. This index captures the medium-sized universe of securities and represents approximately 35% of the Russell 1000 total market capitalization.
o SALOMON SMITH BARNEY EMERGING GROWTH INDEX is composed of companies that have between $100 million and $2 billion in market capitalization and all have earnings per share growth rates exceeding 20%; the Index is rebalanced at least once a year.
EUROPEAN SMALLER COMPANIES FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund may quote its Lipper ranking in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o HSBC SMALLER EUROPEAN INDEX is composed of about 1,500 companies in Europe which have market capitalizations in a similar range to that used by the Fund. The composition of the index is updated quarterly.

BOND FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund may quote its Lipper ranking in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Each of these indexes are rebalanced monthly by market capitalization.

MUNICIPAL BOND FUND
o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund may quote its Lipper ranking in advertising and sales literature.
o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly MUTUAL FUND VALUES. MUTUAL FUND VALUES rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
o LEHMAN BROTHERS MUNICIPAL INDEX is a broad market performance benchmark for the tax-exempt bond market. As of December 1995, approximately 29,300 bonds were included in the Municipal Bond Index with a market value of $443 billion. To be included in the Lehman Brothers Municipal Bond Index, bonds must have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax.
o LEHMAN MUNICIPAL INDEX/7 YEAR is an unmanaged index of municipal bonds issued after January 1, 1991 with a minimum credit rating of at least Baa, that were issued as part of an issuance of at least $50 million and have a maturity value of at least $3 million and a maturity range of 6-8 years. As of January 1996 the index also includes zero coupon bonds and bonds subject to the Alternative Minimum Tax.

FINANCIAL INFORMATION
-------------------------------------------------------------------------------
The Financial Statements for the Fund for the fiscal year ended November 30, 2000 are incorporated herein by reference to the Annual Report to Shareholders of the Funds dated November 30, 2000.










INVESTMENT RATINGS
-------------------------------------------------------------------------------
STANDARD & POOR'S ("S&P") LONG-TERM DEBT RATING DEFINITIONS AAA-Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB-rating.

STANDARD AND POOR'S MUNICIPAL BOND RATING DEFINITIONS
AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B--Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB "or "BB" rating.

MOODY'S INVESTORS SERVICE LONG-TERM BOND RATING DEFINITIONS AAA-Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities. A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA-Bonds which are rated BAA are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

MOODY'S INVESTORS SERVICE MUNICIPAL BOND RATING DEFINITIONS AAA--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

FITCH IBCA, INC. LONG-TERM DEBT RATINGS DEFINITIONS AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

STANDARD & POOR'S COMMERCIAL PAPER RATING DEFINITIONS A-1-This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree or safety is not as high as for issues designated A-1.

MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATING DEFINITIONS P-1-Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

o     Leading market positions in well-established industries;
o     High rates of  return on funds employed;
o Conservative capitalization structures with moderate reliance on debt and ample asset protection;
o Broad margins in earning coverage of fixed financial charges and high internal cash generation; and
o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.


                      FTI LARGE CAPITALIZATION GROWTH FUND
                FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND
                          FTI INTERNATIONAL EQUITY FUND
                      FTI SMALL CAPITALIZATION EQUITY FUND
                       FTI EUROPEAN SMALLER COMPANIES FUND
                                  FTI BOND FUND
                             FTI MUNICIPAL BOND FUND


                                    FTI FUNDS
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7010

ADDRESSES
-------------------------------------------------------------------------------

DISTRIBUTOR
-------------------------------------------------------------------------------
Edgewood Services, Inc.
Federated Investors Tower
1001 Liberty Avenue,
Pittsburgh, Pennsylvania 15222-3779

INVESTMENT ADVISER
Fiduciary International, Inc.
Two World Trade Center
New York, New York 10048-0772

CUSTODIAN
Fiduciary Trust Company International
Two World Trade Center
New York, New York 10048-0772

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Services Company
P.O. Box 8600
Boston, Massachusetts 02266-8600

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

LEGAL COUNSEL
Ballard Spahr Andrews & Ingersoll, LLP
1735 Market Street, 51st Floor
Philadelphia, Pennsylvania 19103-7599

FTI Large Capitalization Growth Fund FTI Large Capitalization Growth and Income Fund FTI International Equity Fund FTI Small Capitalization Equity Fund FTI European Smaller Companies Fund FTI Bond Fund FTI Municipal Bond Fund







Cusip 302927702 LCGF Cusip 302927801 LCGIF Cusip 302927207 IEF Cusip 302927108
SCEF Cusip 302927884 ESCF Cusip 302927603 BF Cusip 302927504 MBF























PRESIDENT'S MESSAGE


Dear Shareholder:

I am pleased to present the FTI Funds Annual Report covering activity during the fiscal year from December 1, 2000, through November 30, 2001. Sadly, the September 11 terrorist attacks deeply affected Fiduciary Trust Company International, and we lost many valued employees when our offices in the World Trade Center were destroyed. However, we recovered quickly, relocated our offices and continue to manage the Funds with the same professionalism and attention you have come to expect.

This report begins with economic reviews by each Fund's portfolio manager that cover market conditions and their impact on Fund performance and strategy. A complete list of each Fund's holdings, as well as the financial statements, round out this Annual Report.

The year under review was difficult for most types of stocks, while bonds generally recorded positive returns as several interest rate cuts by the Federal Reserve Board led to falling long-term interest rates and increasing bond prices.

FTI LARGE CAPITALIZATION GROWTH FUND gives shareholders the opportunity to own a diversified portfolio of stocks issued by large, established U.S. companies that have a record of price and earnings growth and strong potential to continue that growth. At the end of the reporting period, the Fund's portfolio included such household names as Amgen, Pfizer, Tyco International and Johnson & Johnson. During the reporting period, the Fund produced a -29.50% total return, the result of a decline in share value from $10.10 to $6.92.* The Fund paid $0.28 per share in capital gains and, at the end of the reporting period, net assets totaled $20.3 million.

FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND offers investors the opportunity to own a diversified portfolio of stocks issued by large, established U.S. companies that have the potential to grow in price and produce income. At the end of the reporting period, the Fund's portfolio included AT&T Corp., General Electric Co. and Procter & Gamble Co. During the reporting period, the Fund produced a -9.22% total return as a result of a share value decline from $9.63 to $7.21.* The Fund paid income totaling $0.04 per share and capital gains of $1.61 per share. At the end of the reporting period, net assets totaled $74.6 million.

FTI INTERNATIONAL EQUITY FUND gives shareholders the opportunity to own a portfolio of international stocks. During the reporting period, the Fund produced a -27.66% total return because of a decline in share value from $13.95 to $10.07.* At the end of the period, the United Kingdom (24.4%), Japan (15.9%), Denmark (9.7%) and Germany (9.2%) represented the Fund's largest country weightings, and net assets totaled $44.4 million.**

FTI SMALL CAPITALIZATION EQUITY FUND is managed to pursue a high level of growth through a diversified portfolio of small capitalization stocks.*** During the reporting period, the Fund produced a -10.90% total return due to a share price decline from $21.00 to $18.71.* At the end of the reporting period, net assets totaled $97.7 million.

FTI EUROPEAN SMALLER COMPANIES FUND, which began operations on January 2, 2001, gives investors the opportunity to further diversify their assets internationally by participating in companies that, in the portfolio manager's judgment, are up-and-coming in the dynamic European market.**** Since its inception, the Fund produced a total return of -31.10%, a result of the share value decline from $10.00 at inception to $6.89 at period-end.* Fund net assets totaled $14.5 million at the end of the reporting period.

FTI BOND FUND offers investors the opportunity to participate in a diversified portfolio of income-producing investments. The Fund focused on corporate bonds, with the remainder of the portfolio diversified among mortgage-backed securities and U.S. Treasury securities. During the reporting period, the Fund paid income totaling $0.55 per share. The Fund produced an 8.25% total return, as the falling interest rate environment helped increase the share value from $9.49 to $9.72.* At the end of the reporting period, net assets totaled $126.2 million.

FTI MUNICIPAL BOND FUND helps tax-sensitive investors pursue income free from federal income tax through a portfolio of bonds issued by municipalities across the United States.***** During the reporting period, the Fund paid tax-free income totaling $0.38 per share. The Fund produced an 8.06% total return, as the falling interest rate environment helped increase the share value from $9.64 to $10.03.* Net assets totaled $92.6 million on the last day of the reporting period.

Although the reporting period was generally positive for bond fund investors, I urge you to keep in mind that stock fund performance is best measured over the long term. For many investors, a price decline represents an opportunity to dollar-cost average, or lower the average cost of their shares by purchasing additional shares at lower prices.

Thank you for pursuing your investment goals through the FTI Funds family. We will continue to keep you informed on the details of your investment with the highest level of service possible.

Sincerely,


/s/ Gregory E. Johnson

Gregory E. Johnson
President
January 15, 2002


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

*** Small capitalization stocks have historically experienced greater volatility than average.

**** Funds that invest a significant portion of their assets in a particular geographic region may be subject to greater currency risk and more susceptible to adverse impact from actions of foreign governments.

***** Income may be subject to the federal alternative minimum tax.

INVESTMENT REVIEW



FTI LARGE CAPITALIZATION GROWTH FUND

PERFORMANCE

The FTI Large Capitalization Growth Fund ended its fiscal year with a net asset value (NAV) per share of $6.92 and net assets of $20.3 million. The Fund's return for the one-year reporting period was -29.50%* compared with -22.80% for the Russell 1000(R) Growth Index.**

The U.S. equity market environment was extremely challenging for growth investors, as the markets favored defensive and value oriented sectors for most of the year. The Russell 1000 Value Index*** returned -3.14%, outperforming the Russell 1000 Growth Index for the year ended November 30, 2001. Within this environment, we maintained a defensive stance in the Fund with broad sector representation and an increased number of holdings.

During the first half of the fiscal year, the Fund's underperformance relative to the Russell 1000 Growth Index was driven mainly by our technology holdings.**** The economic slowdown and capital spending reductions adversely affected the technology and telecommunications sectors. Despite our underweighted position in technology, certain holdings negatively impacted performance. During the latter part of the year, our underweighted position in the weak information-technology (IT) industry contributed to performance. As investors fled to less cyclical investments in the weakening economy and the uncertainty surrounding the September 11 terrorist attacks, the Fund's below-market exposure to consumer staples detracted from performance. Fortunately, our overweighted position in consumer discretionary companies made strong contributions. Specific holdings that contributed to Fund performance include manufacturing and health care companies Tyco International, which grew 11.5%, Johnson & Johnson (16.5%) and Amgen (4.4%).


MARKET REVIEW

For most of 2001, the U.S. equity markets were extremely volatile and largely negative. Rather than a traditional consumer demand slowdown, the economy was characterized by a business-led manufacturing slowdown. The dramatic decline in corporate profits led to severe reductions in technology spending, which accounts for more than half of total corporate capital expenditures. Under the pressure of slowing demand, overcapacity in many industries resulted in weak sales and pricing power. A severe downturn in profits followed, particularly in the technology sector. As a result, the market witnessed a record number of negative pre-announcements and downward earnings revisions.

During the third quarter of 2001, the U.S. economy struggled with contractions in manufacturing activity. Consumer spending, which accounts for two-thirds of the economy, also showed signs of weakening. Following the terrorist attacks, many consumers retrenched at an accelerated rate owing to increased uncertainty about personal safety, current income and the market value of invested assets. By the Fund's fiscal year-end, the equity markets rallied to pre-September 11 levels, a positive surprise. The inflow of liquidity, the dramatic sell-off immediately following the terrorist attacks, and the 40-year lows in interest rates and inflation likely contributed to the rally; however, the recent rally's sustainability remains to be seen. The shock of recent events reduces the probability of the near-term restoration of consumer and investor confidence and limits the near-term effectiveness of recent monetary easing and income tax cuts. As businesses face additional pricing, profit and competitive pressures, we anticipate a delay in a capital spending recovery.

For most of the reporting period, value investments outperformed growth investments, continuing the trend begun in 2000. However, following September 11, growth modestly outperformed value as the focus for many investors shifted to oversold growth stocks. Health care also showed strength during this period. Still, the Russell 1000 Value Index outperformed the Russell 1000 Growth Index by 19.66% for the year under review. Additionally, small companies outperformed large companies during the reporting period.


INVESTMENT OUTLOOK AND STRATEGY

For the near term we expect the economy to remain weak, as evidenced by the weight that rising unemployment, slowing home sales and weakening retail sales have on consumer confidence and spending. We believe a resumption of real U.S. economic growth will not be likely until mid-2002. Although this near-term view is challenging for equities, there is optimism regarding potential returns in 2002 since equities invariably post gains some months ahead of the economy. Additionally, the significant liquidity injected into the financial markets is creating unattractive returns of just 2%-3% on cash reserves. We believe much of the overvaluation in equities was corrected over the past 18 months and the American investor's confidence, while shaken, remains strong.

Within the economic environment of low earnings visibility, investors are best served by careful selection of quality securities in the best-positioned stock market sectors. As of November 30, we favored defense, biotechnology and telecommunications services stocks. We reduced the Fund's exposure to the consumer discretionary sector, as spending in this area declined due to weakening consumption and a protracted recovery in the advertising cycle. We remained overweighted in health care, which is a defensive sector with good long-term growth potential and favorable earnings visibility. Since we expect the fundamentals in IT to remain weak for the near term, the Fund's exposure remained below market in this sector. Most consumer staples issues, although appealing for their relative immunity from economic cycles, were fully priced by period-end, in our opinion.

Although the markets may continue to struggle in the near term, we remain patient and optimistic for the longer term. We still believe that strong investment performance over time emanates from the careful selection of reasonably priced stocks of well-positioned companies in a variety of sectors. Fundamentals that we favor include convincing business models, competitive and/or creative products and services, above-average end market growth, and strong management teams. We believe the stock market will once again focus on quality growth companies as investor confidence is restored.


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index is unmanaged, and investments cannot be made in an index.

*** The Russell 1000 Value Index measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

**** Funds that have a higher concentration of investments in a specific industry or sector, such as technology, may be subject to a higher degree of market risk than funds whose investments are more diversified.

FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND

PERFORMANCE

FTI Large Capitalization Growth and Income Fund's total return for the fiscal year ended November 30, 2001, was -9.22%,* compared with the Lipper Large Cap Value Index,** which fell 3.84%. The Standard & Poor's 500 Composite Stock Price Index (S&P 500(R)) declined 12.21%.*** Opportunistic sales of technology and financial companies in the early spring and late summer contributed to sustaining the Fund's value. The Fund held an unusually large cash position throughout much of the third and fourth quarters, helping to cushion it from broad equity market weakness.


MARKET REVIEW

What a year!

In last year's report, we pointed out Federal Reserve Board (Fed) Chairman Alan Greenspan's vigorous efforts to slow the U.S. economy with six interest rate hikes. The U.S. economy decelerated accordingly, and the National Bureau of Economic Research determined in November 2001 that the economy had entered a recession last March. The Fed, however, began its fight to offset the weakening economy in early January and has lowered the federal funds target rate 10 times so far this year, the most compressed series of cuts on record.

These interest rate cuts along with increased defense spending, anticipated fiscal stimulus legislation, expected additional monetary easing through the rest of the year and President Bush's proposed additional tax cuts, seemed to have begun benefiting the domestic economy. Indeed, before September 11's tragic events, signs appeared of improving consumer and manufacturer behavior. The coming months will test the thesis that economic recovery is already under way and that equity investors' recent enthusiasm will be justified as earnings grow later in 2002.


INVESTMENT OUTLOOK AND STRATEGY

We believe the Fund is invested in premier companies that are each exploiting the promise offered by long-term, favorable global demographic and economic trends. Our strategic investment emphasis continues in technology, communications, health care and financial services companies. We will invest the Fund's cash balance within these sectors. The convergence of computing technology with voice and data communications supports the advance in productivity and acts as a brake on inflation. Financial companies are responding to the increasing demands from a growing cohort of older Americans, Europeans and Japanese wary of public pension schemes as they near retirement and in need of insurance and other financial services.

Among financial companies, the focus is upon diversified firms and insurance companies. Definite evidence of rising premium rates suggests rising earnings in coming quarters. Pharmaceutical firms are also clear beneficiaries of an aging population. Approximately 57% of the Fund's net assets on November 30 were invested in companies exploiting these durable trends. A strategic goal since the Fund's formation in December 1998 has been to substantially reduce unrealized capital gains among its long-held equities. We realized gains as advantageous opportunities arose, reducing unrealized gains further to 30% of the Fund's value, down from 39% on November 30, 2000, and 51% on November 30, 1999.

The creation of real long-term wealth rests upon holding sizable positions of leading companies in business sectors benefiting from durable demographic and economic trends. The strength in economic fundamentals in the U.S., Germany and Japan suggests healthy rewards for equity investors holding the leading global companies represented in the Fund.


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Lipper indexes are an average of the total return of the 30 largest mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges. This index is unmanaged, and investments cannot be made in an index.

*** The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. This index is unmanaged, and investments cannot be made in an index.

FTI INTERNATIONAL EQUITY FUND

PERFORMANCE

The 12-month period ended November 30, 2001, represented another difficult year in the international equity markets, with most major developed markets experiencing significant negative returns.* For the Fund's fiscal year, the Morgan Stanley Capital International Europe Australasia Far East Index (MSCI(R) EAFE(R))** fell 18.87% in U.S.-dollar terms, with similar returns recorded in France, Germany and most European countries. Returns in Japan were even poorer, falling 28.77%, as the country, its economy, and its political system continued to struggle. Despite being underweighted in Japan for most of the period, the FTI International Equity Fund underperformed relative to the MSCI EAFE Index, returning -27.66% for the period.*** This underperformance was primarily due to the portfolio's growth-oriented investment style, as growth stocks around the world continued to underperform relative to more value, less economically-sensitive stocks, as represented by the -23.62% return of the MSCI EAFE Growth Index for the period.****


MARKET REVIEW

It is difficult to discuss this period in the world equity markets without reflecting on the attacks of September 11. Clearly all of America, and the world, was deeply affected by these tragedies. In the aftermath, there were immediate, significant equity declines, along with an acceleration in the negative economic trends that were already under way. These trends included slowing manufacturing output, weakening consumer confidence, rising unemployment and a slide into a global economic recession. These were particularly evident in the U.S., but plainly trickled throughout the world, impacting all regions.

In Japan, the economy continued to deteriorate, placing a great strain on the political system. Although the government is currently discussing two supplementary budgets worth approximately 3 trillion yen in spending and 1.7 trillion yen in new bond issues, some politicians are now beginning to distance themselves from the Koizumi government, frustrated by the lack of action on the economy. In particular, the government refuses to deal with the bad debt problems facing Japanese banks, while these banks face additional pressure with the recent asset price declines and further economic slide.

The continental European and U.K. economies weakened during the period, as exports to the U.S. and Asia slowed. Germany's most important survey of business confidence recently fell to its lowest level in 28 years. Although headline inflation fell, core inflation in Europe has picked up somewhat lately. Nevertheless, the U.K. and European central banks reduced interest rates and are expected to ease monetary policy further.

Investors' increasing risk aversion was visible in the Asian and Latin American equity markets, as stock prices reflected the severe economic slowdown in Singapore, Malaysia, Taiwan, Hong Kong, and the Philippines. Within Latin America, Mexico suffered from the dual impact of a slowing U.S. economy and pressure on oil prices, one of its principal exports.


INVESTMENT OUTLOOK AND STRATEGY

As we look forward to 2002, we expect to see economic growth estimates and earnings expectations stabilizing, as the impact of the burst technology bubble finally fades away. For the developed economies, we now anticipate economic growth of 1.5%-2% in 2002. Worldwide, we expect corporate earnings to gain 5% in 2002. Earnings will most likely be under pressure for the better part of the first six months of 2002 with the real recovery coming in the second half of the year.

We expect central banks to continue lowering interest rates to stimulate sluggish economies. Historically, such monetary easings have proven to be a more important tool for equity markets than corporate earnings. Since September 11, central banks have added more than $120 billion of excess liquidity to the system to support economies and financial markets, far exceeding the $28 billion provided during the crisis associated with the collapse of Long Term Capital Management in 1998.

The euro, Swiss franc and British pound sterling may see additional appreciation as investors seek alternatives to the U.S. dollar, whose previous status as the "safe haven" currency is no longer universally accepted. Such appreciation of these currencies will facilitate lower interest rates without fear of inflation. Although equities may look cheap, especially relative to U.S. equities, we expect earnings growth to slow and earnings downgrades to increase in 2002. Despite the slowdown, the close correlation between U.K. and European stock prices with those of the U.S. suggests that any improvement in the U.S. equity market will be seen shortly thereafter in European and U.K. markets.

In the emerging markets, we expect to see further interest rate cuts, fiscal stimulus and weaker currencies in Asia. With 80% of Mexican exports directed toward the U.S., we believe Mexico must wait for a U.S. recovery before seeing foreign investor interest in its markets yet again.

Not surprisingly, it is difficult to be optimistic about the near-term prospects for the Japanese economy. Until we see concrete evidence of change in its economy and its financial sector, we will continue to underweight Japan.

From a strategic standpoint, we plan to adjust our portfolio as we move into 2002 to increase our exposure to the U.K. and developed markets of Europe. As the recovery gains visibility, we will likely increase exposure to emerging markets. From a sector perspective, we will generally adjust our weightings out of defensive sectors and into more cyclical growth sectors such as technology, telecommunications and media as the global economic recovery progresses.


* International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** MSCI Europe Australasia Far East Index (EAFE) is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency.

*** Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**** MSCI EAFE Growth Index is a market capitalization-weighted index of stocks that have the highest price-to-book ratios.

FTI SMALL CAPITALIZATION EQUITY FUND

PERFORMANCE

FTI Small Capitalization Equity Fund ended its fiscal year with a net asset value of $18.71 on November 30, 2001, down from $21.00 a year earlier. The Fund declined 10.90%,* compared with the Russell 2000 Growth Index's decline of 9.32% for the one-year reporting period.**

The past year was a difficult one for small capitalization growth stocks, hurting the performance of this growth-oriented Fund. In particular, our investments in technology, commercial services and consumer growth stocks negatively affected performance.

During the Fund's fiscal year, we reduced our overweighted positions in financial and health care stocks, while we increased our weightings in technology, consumer staples and telecommunications services. At year-end, we were overweighted in technology and consumer staples and underweighted in consumer discretionary, industrial and energy stocks.


MARKET REVIEW

Investors faced a challenging market with continued turbulence for the one-year period ended November 30, 2001. The volatility was largely due to weak corporate earnings, the technology sector correction that began last March, and the tragic events of September 11. Driven by a stream of disappointing earnings news and declining consumer confidence, with no countervailing positive news, stock prices dropped broadly and steeply at times. Many investors abandoned "New Economy" technology stocks and rotated their assets to such "safer havens" as high-quality bonds and more defensive stocks that tend to perform well during periods of extreme market volatility.

Weak corporate earnings continued to impede stock performance, as the much-vaunted mid-year economic recovery failed to materialize. In what was already an unstable environment, the September 11 events rocked the market. The Russell 2000 Growth Index fell 5.5% on the day the market reopened. The Dow Jones Industrial Average fell more than 14% in the first week of renewed trading, its worst weekly loss in nearly 70 years. Despite the Federal Reserve Board's (the Fed's) four-and-a-half percentage point rate cut over the one-year period, equity markets overall posted negative one-year returns. However, the year concluded on a more positive note, as during the last week of September and the months of October and November, the markets rebounded sharply.


INVESTMENT OUTLOOK & STRATEGY

In our opinion, the market faces significant challenges going forward. Against a troubling economic backdrop, the onset of war introduces heightened levels of concern. We are warned against escalating terror. The economic climate is turbulent. Consumers are wary. Airlines are troubled. Capital spending remains weak. The wealth lost in the past six quarters weighs heavily on both consumer and corporate spending plans.

Yet we see significant reasons for hope. American spirits have shown remarkable resilience as we confront the demands of war. Many of the factors that impeded the economy have reversed or disappeared. Remember that the Fed was still tightening the money supply late last year. Now, monetary easing is beginning to show results -- lower rates are spurring mortgage refinancing, enhancing disposable income available to homeowners. Fiscal policy has become aggressively stimulative. Government spending is increasing, we believe additional tax cuts are likely, and deficit spending, at least for the time being, is no longer shunned. At the same time, the inventory liquidation that sapped gross domestic product appears to be complete, allowing industrial production to more closely approximate end-user demand. Finally, energy prices have been falling, reversing the spikes we saw as we entered last year's heating season.

We believe another noteworthy factor is the market's performance following past crises. Although it is common for stocks to fall during crises, they have exhibited a tendency to advance in the crises' aftermath. According to a Ned Davis Research study of the Dow Jones Industrial Average's performance at the time of various crises in the past and during subsequent periods, stocks have typically fallen 7% during a crisis, but have gained 12% in the following 126-day period. Two explanations may account for this. First, the market may immediately discount its deepest fears and subsequently find the long-term effects to be less dire than initially feared. Second, these events have typically been accompanied by monetary stimulus that fueled the market's performance. Although we do not yet know whether the market's discount for our current crisis is adequate, the positive signs with respect to an economic stabilization encourage us.

Regarding small capitalization stocks in particular, we believe relative valuations and growth rates continue to favor this asset class. The International Brokers Estimate System estimated, as of November 30, 2001, that next year's earnings for companies in the Russell 2000 Index are expected to grow 17.5%, while the S&P 500's are expected to grow only 12.1%. In spite of the faster growth, small stocks are cheaper based on price-to-earnings (P/E) ratios. For example, on November 30, 2001, the Russell 2000 Index's P/E was 15.9 times next year's earnings; the S&P 500's was 20.2 times. This combination of higher expected earnings and lower P/E ratios is promising. Also, small stocks have a history of outperforming when the economy emerges from recession. When combined with the long-term strategic advantages of small capitalization stocks (opportunities arising from inefficiently priced securities; entrepreneurial companies; greater potential for growth), these factors lead us to optimism about this asset class. Nonetheless, we remind you to remain aware of smaller stocks' potentially higher volatility, especially in uncertain times.


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged, and investments cannot be made in an index.

FTI EUROPEAN SMALLER COMPANIES FUND

PERFORMANCE

For the 11-month period from the Fund's inception on January 2, 2001, through November 30, 2001, the FTI European Smaller Companies Fund fell 31.10% compared with the 23.42% decline of its benchmark, the HSBC Smaller European Companies Index.* FTI European Smaller Companies Fund's underperformance during the period was primarily the result of the Fund's sector allocations. The Fund did not invest in sectors such as minerals (energy and non-energy) and utilities, which showed strong relative performances for the period under review. Conversely, the Fund was overweighted in such areas as electronic technology and commercial services, which lagged the overall index. Although these sectors' returns were weak during the period, we were able to purchase many high-quality companies at attractive valuations.**


MARKET REVIEW

The September 11 attacks on the U.S. acted to accelerate the downward trend already in motion during 2001, sending global equity markets to new lows. At the end of September, valuations were at levels that led to broad speculation that equity markets had reached a bottom. Markets advanced strongly in October and November, led by the more aggressive growth industries such as wireless telecommunications, semiconductors and software. This marked a clear reversal in industry performance, as the more aggressive growth industries showing the greatest gains after the end of September were precisely those that had the most extreme losses previously in the year. Despite the strong performance of the technology, telecommunications and health technology sectors in the HSBC Smaller European Companies Index during October and November, energy minerals and consumer non-durables were the only index sectors to register positive returns year-to-date through November 30, 2001.

This shift in the performance of aggressive growth versus more defensive sectors is reflected in the relative performance of growth and value stocks during 2001. Although growth-oriented companies began to outperform at the end of September, their losses prior to the end of September still showed significant underperformance year-to-date. Overall, it was the wide discrepancy between growth and value performance during the first quarter that resulted in much of the Fund's underperformance year-to-date through November 30, 2001.

The Fund's stock selection was mixed across sectors and countries during the period under review. For example, in spite of weak performance by the pharmaceuticals industry, our position in Italian pharmaceuticals producer Recordati had the most positive impact on the Fund due to its high earnings visibility and the signing of a promising new licensing agreement. While the telecommunications equipment sector as a whole suffered during the year, our position in Tandberg boosted the Fund's results after rebounding strongly in September as the attacks on September 11 were expected to increase demand for its teleconferencing equipment. Conversely, we sold Leica Geosystems and Pinguely-Haulotte as deteriorating fundamentals affected these companies' outlooks and share price performance.


INVESTMENT OUTLOOK AND STRATEGY

The Fund's investment process remains consistent, emphasizing its goal of creating a widely diversified portfolio of smaller capitalization companies with industry-leading proprietary products and services, sustainable margins and strong balance sheets. Despite the recovery of many of the more aggressive growth stocks and industries during October, our view of the markets going forward demands that we make careful and opportunistic investment decisions. The October rally appeared to be based primarily on valuations as investors opined that certain areas of the market were oversold. In our opinion, the fundamentals still point toward selective investing, and we remain focused on selecting companies with strong franchises and adding to existing holdings of companies with good earnings visibility and sound balance sheets.


* The HSBC Smaller European Companies Index is composed of about 1,500 companies in Europe having market capitalizations in a similar range to that used by the Fund. The composition of the index is updated quarterly. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

FTI BOND FUND

PERFORMANCE

FTI Bond Fund generated a total return of 8.25%* for the year ended November 30, 2001, compared with 11.12% for the Lipper Intermediate Investment Grade Debt Index and 11.16% for the benchmark Lehman Brothers Aggregate Bond Index.** The Fund underperformed its benchmark due to its overweighted exposure in spread products, including high yield bonds. The Fund's yield at the end of November 2001 was 4.58%, while the average maturity was extended from 9.3 years to 9.9 years.


MARKET REVIEW

The U.S. economy already showed signs of slowing prior to September 11, but the terrorist acts greatly extended and deepened the weakness. Shrinking demand prolonged the inventory correction and engendered a fresh round of production cuts and labor demand reduction, negatively impacting consumer spending, a classic sign of recession.

Aimed at cushioning the adverse impact of uncertainty on economic activity, the Federal Reserve Board (the Fed) shifted into an easing mode and slashed interest rates aggressively beginning in January. In the wake of the attacks, the Fed cut rates further by 150 basis points, bringing this cycle's cumulative rate reductions to 450 basis points and taking the federal funds target rate to a 40-year low of 2%. We believe modest additional rate cuts are likely as evidence of economic weakness continues, but the pace should slow in light of substantial monetary and fiscal stimulus already in the pipeline.

Despite economic problems, most spread sectors outperformed Treasuries and by period-end, domestic equity markets reached levels higher than before the attacks. In addition, the overall fixed income market was up for the year under review as interest rates declined. A major event during the reporting period was the Fed's surprise Halloween announcement that it will eliminate 30-year Treasury bond new issuance. The move seemed designed to lower the long-term portion of the yield curve, which had held steady as the short-end plummeted. The Fed appeared to be counting on this action to make mortgage and corporate sector refinancing cheaper, although its effectiveness at engineering an economic turnaround remains to be seen.


INVESTMENT OUTLOOK AND STRATEGY

Although the U.S. economy and markets regained some stability during October, uncertainty still exists as the threat of more terrorist attacks weighs heavily on the nation's psyche. Weakening labor markets are likely to affect consumer confidence. Business investment continues to tumble due to deteriorating profits and excess capital investment from the past decade's boom. U.S. exports are still constrained by the dollar's strength and gathering weakness abroad. Even the formerly resilient housing sector is slipping a bit.

Despite near-term instability, there are several rays of hope on the horizon. Most notably, fiscal and monetary response has been immediate and powerful. More stimuli seem to be on the way such as a fiscal package of tax cuts and spending hikes equal to almost 2% of gross domestic product. Energy prices have fallen substantially, which should boost household and business purchasing power. Information technology-related productivity growth increases are likely to continue, which is encouraging in a time of slowdown in economic activity. All told, the groundwork appears to have been laid for a strong rebound, even stronger in terms of growth rates than was envisioned prior to the attacks. However, it is very difficult to pinpoint the precise timing of the recovery as it depends on how the political and military landscape plays out.

Currently, the bond market is grappling with the rapidly changing yield curve. Reduced supply of 30-year Treasuries should create a dramatic rally on the long end, as their scarcity pushes up prices. This technical factor may help, but should not change, economic fundamentals. Near term, we expect short-term rates to remain low and the yield curve to be historically steep.

Investment-grade corporate bonds underperformed during the year as signs of an economy slipping into recession prompted bondholders to seek the refuge of safer U.S. government and agency bonds. After a short-lived rally in the first half of 2001 and prior to September 11, corporate spreads were wide relative to historical averages as the economy began to enter a recession. The recent sell-off pushed spreads even wider to reflect the increased risk premium demanded by investors. Spreads increased roughly 8 basis points during November as higher-quality and longer-maturity bonds generally outperformed. Uncertainty led us to upgrade our portfolio credit quality and reduce our exposure to weak BBB and crossover credits, vulnerable industry sectors and long-dated bonds. We emphasized liquid securities from higher-quality issuers and industry sectors characterized by free cash-flow generation, leading market positions, sustainable competitive advantages and strong debt protection measures.

Severely affected by a flight to quality after September 11, the broader high yield market underperformed significantly during the period under review. Spreads widened to nearly record levels after the terrorist attacks. The high yield sector still represents good value especially given the reversal from negative to positive flows for high yield mutual funds, a slight steepening of the 3-month to 10-year Treasury yield curve and a modest acceleration in money supply growth. Despite better valuations and October's strong returns, market uncertainty led us to continue to embrace a defensive posture and maintain minimal exposure to high yield bonds.

With 30-year and 15-year mortgage rates falling roughly to 6.5% and 6.0%, mortgage refinancing should increase and pressure current coupons with tremendous supply. Thus, we ended the fiscal year with an underweighted position in these issues. Commercial mortgage-backed securities were a staple of our mortgage portfolio over the last few months of the period, but we reduced our allocation through profit taking. U.S. agency securities seem more attractive to us based on yield and liquidity.

Considering the current market environment, deteriorating credit conditions and increased investor risk aversion, we continue to believe that portfolio credit quality will still be very important in the near future. As a result, we will continue to focus on liquid, high-quality issues. We already began to reduce our exposure to the majority of spread sectors prior to September 11 and continued these measures through fiscal year-end. In addition, market volatility provides us with the chance to do what we do best -- opportunistically invest in sectors when value presents itself. We expect to add spread sector holdings, such as corporate, mortgages and asset-backed securities, and "plus" sector positions, such as high yield, non-U.S. dollar and emerging market bonds from the benchmark Lehman Brothers Aggregate Bond Index, to our portfolio in the weeks and months ahead.


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. As of 11/30/01, the Lipper Intermediate Investment Grade Debt Index consisted of the 30 largest funds in the Intermediate Investment Grade classification based on year-end total net assets. The Lipper index does not include sales charges. The Fund's performance relative to the index might have been different if such charges had been considered. Past performance does not guarantee future results.

FTI MUNICIPAL BOND FUND

PERFORMANCE

FTI Municipal Bond Fund generated a total return of 8.06%* for the year ended November 30, 2001, compared with the Lipper Intermediate Municipal Debt** category's 7.56% return. As the municipal yield curve steepened during the year, the Fund's performance benefited from its emphasis on short-intermediate maturities.


MARKET REVIEW

At period-end, the markets continued to absorb the impact of the tragic September 11 attacks. The economy was already fragile prior to September 11, but the attacks extended and deepened the weakness. The U.S. economy remained in a downward trend, signaling recessionary conditions. Shrinking demand prolonged the inventory correction and engendered a fresh round of production cuts. As a result, layoffs continued and the prospect of significant further pressure on the labor markets seemed apparent. Within this environment, consumer spending weakened in a classic recessionary response. The Federal Reserve Board (the Fed) returned to its aggressive easing mode, aimed at cushioning the adverse impact of uncertainty on economic activity. The Fed cut a total of 450 basis points by the end of November, leaving the federal funds target rate at 2.00%, a 40-year low. Modest additional cuts seem likely as evidence of economic weakness continues, but the pace should slow in light of the extensive monetary and fiscal stimulus already in the pipeline. Despite the nation's economic woes, its equity markets have reached levels higher than pre-September 11, and most spread sectors have outperformed Treasuries.

Another major event during the Fund's fiscal year was the Treasury Department's surprise Halloween announcement that it will eliminate new issuance of the 30-year Treasury bond. The move seems designed to lower the long-term portion of the yield curve, which had held steady as the short-term portion plummeted. The cost of refinancing in the mortgage and corporate sectors would benefit as yields fall. How effective the Treasury's decision will be in engineering an economic turnaround remains to be seen.

Similar to the Treasury market, municipal yields also declined over the course of the year. Specifically, 2-year AAA municipal yields declined 191 basis points to 2.42%, 10-year yields 50 basis points to 4.21%, and 30-year yields 42 basis points to 5.00%. The spread differential between 2- and 30-year municipal yields widened by 149 basis points with the greatest impact on maturities less than 5 years.

As a sector, municipals underperformed Treasuries as the 10-year AAA tax-exempt/taxable ratio began the year at 86% and widened to 88% by period-end. Despite the modest underperformance, the municipal market's performance was impressive given the large increase in supply this year. The historically low interest rate environment in the municipal market contributed to a rise in both new issuance debt and refunding debt. From a demand perspective, municipals benefited from significant equity market weakness as both retail and institutional investors reallocated their portfolios in favor of municipals.

Resulting from the economic slowdown, as well as the repercussions of the September 11 attacks, credit quality in the municipal sector came under increased scrutiny and pressure. Specifically, municipalities heavily dependent upon tourism and sales tax revenue experienced some credit deterioration due to the uncertainty of future traveler and consumer behavior. Additionally many large issuers, such as the State of California, experienced larger-than-anticipated budget deficits, which necessitated budget revisions.

INVESTMENT OUTLOOK AND STRATEGY

The economy regained some stability in October, but uncertainty still exists as the threat of more terrorist attacks weighs on the American psyche. Labor markets continued to deteriorate, cutting into income growth and confidence. Business investment tumbled, hurt by deteriorating profits and an overhang in capital put in place during the economic boom. U.S. exports are constrained by the dollar's strength and gathering weakness abroad. Even the formerly resilient housing sector is slipping a bit. Despite the near-term gloom, there are several rays of hope on the horizon. Most notably, the fiscal and monetary response has been powerful and more stimulus is on the way. A fiscal package of tax cuts and spending hikes equal to almost 2% of the nation's gross domestic product seems to be under way. Substantial reductions in energy prices should boost household and business purchasing power. Also, information-technology related productivity growth increases are likely to continue, which is encouraging in a time of economic slowdown. Overall, the groundwork seems to have been laid for a strong rebound. It is, however, very difficult to pinpoint the precise timing of a recovery since it also depends on how the political and military landscape unfolds.

At the Fund's fiscal year-end, the bond market continued to grapple with the rapidly changing yield curve. The elimination of 30-year Treasury new issues should create a dramatic rally on the long-term portion, as their scarcity pushes up prices. Although this technical factor will help, it is not a change in economic fundamentals. We expect short-term rates to remain low and the yield curve to be historically steep for the near term.

Our outlook for the municipal market is cautionary due to our expectations for an economic rebound in 2002. If the economy improves in 2002, as expected, there could be a reallocation of assets from fixed income to equity securities. As a result, both retail and institutional demand for municipal securities could moderate from the existing high levels. Additionally, municipal supply should continue to be strong as issuers take advantage of historically low interest rates to finance capital projects and/or refinance outstanding debt. However, the magnitude and timing of an economic rebound is uncertain, and demand for municipals could continue at a significant level if the equity markets do not improve.


* Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Lipper Intermediate Municipal Debt funds invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years.

LAST MEETING OF SHAREHOLDERS


A Special Meeting of Trust shareholders was held on March 30, 2001. As of February 16, 2001, the record date for shareholder voting at the meeting, there were 44,747,855 total outstanding Shares. The following items were considered and approved by shareholders. The results of their voting were as follows:

AGENDA ITEM 1. To approve new Investment Advisory Agreement between the FTI Funds and Fiduciary International Inc.

           FUND                           FOR          AGAINST       ABSTAINED
--------------------------------------------------------------------------------
Municipal Bond Fund                    7,759,023            0            0
Bond Fund                             11,603,248            0            0
Large Cap Growth Fund                  3,448,567            0            0
Large Cap Growth and Income Fund      10,501,242            0            0
Small Cap Equity Fund                  3,707,742        4,697            0
International Equity Fund              5,698,942       17,944            0
European Smaller Companies Fund        1,122,536            0            0

FTI LARGE CAPITALIZATION GROWTH FUND


       GROWTH OF $10,000 INVESTED IN FTI LARGE CAPITALIZATION GROWTH FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Large Capitalization Growth Fund (the "Fund") from December 11, 1998 (start of performance), to November 30, 2001, compared to the Russell 1000 Growth Index
(RUS1).+

[LINE GRAPH]

The following line graph compares the performance of the FTI Large Capitalization Growth Fund to that of the Russell 1000 Growth Index based on a $10,000 investment from 12/11/98 to 11/30/01.

                  FTI LARGE                      FTI Large
               CAPITALIZATION   RUSSELL 1000   Capitalization  Russell 1000
    Date         GROWTH FUND    GROWTH INDEX    Growth Fund    Growth Index
    ----         -----------    ------------    -----------    ------------
   12/11/98        $10,000         $10,000
   11/30/99        $11,790         $12,763         17.90%         27.63%
   11/30/00        $10,723         $11,288         -9.05%        -11.56%
   11/30/01        $ 7,560         $ 8,714        -29.50%        -22.80%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                     (29.50%)
       Start of Performance (12/11/98)                             (8.99%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 1000 Growth Index has been adjusted to reflect reinvestments of dividends on securities in the index.

+ The Russell 1000 Growth Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND


 GROWTH OF $10,000 INVESTED IN FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Large Capitalization Growth and Income Fund (the "Fund") from December 11, 1998 (start of performance), to November 30, 2001, compared to the Standard & Poor's 500 Composite Stock Price Index (S&P 500).+

[LINE GRAPH]

The following line graph compares the performance of the FTI Large Capitalization Growth and Income Fund with that of the S&P 500 Composite Stock Price Index based on a $10,000 investment from 12/11/98 to 11/30/01.

               FTI LARGE CAPITALIZATION                    FTI Lg. Cap
     DATE       GROWTH AND INCOME FUND    S&P 500 INDEX       G&I          S&P 500 $T
     ----       ----------------------    -------------       ---          ----------
   12/11/1998          $10,000               $10,000
   11/30/1999          $11,420               $12,089         14.20%          20.89%
   11/30/2000          $11,194               $11,579         -1.98%          -4.22%
   11/30/2001          $10,162               $10,165         -9.22%         -12.21%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                      (9.22%)
       Start of Performance (12/11/98)                              0.54%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The S&P 500 Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FTI INTERNATIONAL EQUITY FUND


         GROWTH OF A $10,000 INVESTMENT IN FTI INTERNATIONAL EQUITY FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI International Equity Fund (the "Fund") from December 22, 1995 (start of performance), to November 30, 2001, compared to the MSCI Europe Australasia and Far East Index (MSCI EAFE).+

[LINE GRAPH]

The following line graph compares the performance of the FTI International Equity Fund with that of the MSCI Europe Australasia Far East Index based on a $10,000 investment from 12/22/95 to 11/30/01.

                    FTI                         FTI
               INTERNATIONAL                International
                EQUITY FUND     MSCI EAFE    Equity Fund
   12/22/1995     $10,000        $10,000
   11/30/1996     $11,004        $10,898       10.04%
   11/30/1997     $12,436        $10,885       13.01%
   11/30/1998     $14,252        $12,711       14.61%
   11/30/1999     $18,132        $15,435       27.22%
   11/30/2000     $15,044        $13,975       -17.03%
   11/30/2001     $10,883        $11,338       -27.66%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                     (27.66%)
       5 Year                                                      (0.22%)
       Start of Performance (12/22/95)                              1.43%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The MSCI EAFE Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FTI SMALL CAPITALIZATION EQUITY FUND


       GROWTH OF $10,000 INVESTED IN FTI SMALL CAPITALIZATION EQUITY FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Small Capitalization Equity Fund (the "Fund") from December 22, 1995 (start of performance), to November 30, 2001, compared to the Russell 2000 Growth Index
(RUS2).+

[LINE GRAPH]

The following line graph compares the performance of the FTI Small Capitalization Equity Fund with that of the Russell 2000 Growth Index based on a $10,000 investment from 12/22/95 to 11/30/01.

                 FTI SMALL                          FTI Small
               CAPITALIZATION    RUSSELL 2000     Capitalization      Russell 2000
     Date        EQUITY FUND     GROWTH INDEX      Equity Fund        Growth Index
     ----        -----------     ------------      -----------        ------------
   12/22/95        $10,000         $10,000
   11/30/96        $12,080         $10,984            20.80%             9.84%
   11/30/97        $14,370         $12,640            18.96%             15.08%
   11/30/98        $13,603         $11,740            -5.34%             -7.12%
   11/30/99        $21,349         $15,575            56.94%             32.66%
   11/30/00        $23,530         $13,391            10.22%            -14.02%
   11/30/01        $20,966         $12,143           -10.90%             -9.32%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                     (10.90%)
       5 Year                                                      11.66%
       Start of Performance (12/22/95)                             13.27%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 Growth Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The Russell 2000 Growth Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FTI EUROPEAN SMALLER COMPANIES FUND


      GROWTH OF A $10,000 INVESTMENT IN FTI EUROPEAN SMALLER COMPANIES FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI European Smaller Companies Fund (the "Fund") from January 2, 2001 (start of performance), to November 30, 2001, compared to the HSBC European Smaller Companies Index.+

[LINE GRAPH]

The following line graph compares the performance of the FTI European Smaller Companies Fund to that of the HSBC European Smaller Companies Index based on a $10,000 investment from 1/02/01 to 11/30/01.

                                                                          HSBC
                                 HSBC SMALLER                           Smaller
                  FTI EUROPEAN     EUROPEAN                             European
                    SMALLER        COMPANIES    FTI European Smaller    Companies
                 COMPANIES FUND      INDEX         Companies Fund         Index
     01/02/2001     $10,000         $10,000
     11/30/2001      $6,890         $7,658             -31.10%           -23.42%

         AGGREGATE TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2001++

       Start of Performance (1/2/01)                              (31.10%)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The HSBC European Smaller Companies Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The HSBC European Smaller Companies Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

++ Since the Fund has existed for less than one year, average annual total returns are not provided.

FTI BOND FUND



                   GROWTH OF $10,000 INVESTED IN FTI BOND FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Bond Fund (the "Fund") from December 11, 1998 (start of performance), to November 30, 2001, compared to the Lehman Brothers Aggregate Bond Index (LBABI).+

[LINE GRAPH]

The following line graph compares the performance of the FTI Bond Fund with that of the Lehman Brothers Aggregate Bond Index based on a $10,000 investment from 12/11/98 to 11/30/01.

                                              LEHMAN BROTHERS AGGREGATE                   LB Aggregate Bond
      DATE               FTI BOND FUND                BOND INDEX         FTI Bond Fund         Index
   12/11/1998              $10,000                     $10,000
   11/30/1999              $10,031                      $9,996               0.31%            -0.04%
   11/30/2000              $10,786                     $10,902               7.53%             9.06%
   11/30/2001              $11,676                     $12,118               8.25%            11.16%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                       8.25%
       Start of Performance (12/11/98)                              5.35%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Brothers Aggregate Bond Index has been adjusted to reflect reinvestment of dividends on securities in the index.

+ The Lehman Brothers Aggregate Bond Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FTI MUNICIPAL BOND FUND


              GROWTH OF $10,000 INVESTED IN FTI MUNICIPAL BOND FUND

The graph below illustrates the hypothetical investment of $10,000* in the FTI Municipal Bond Fund (the "Fund") from December 11, 1998 (start of performance), to November 30, 2001, compared to the Lehman Brothers Municipal Bond 7-Year Index (LB7MB).+

      [FTI MUNICIPAL BOND FUND LINE GRAPH]

The following line graph compares the performance of the FTI Municipal Bond Fund with that of the Lehman Brothers Municipal Bond 7-Year Index based on a $10,000 investment from 12/11/98 to 11/30/01.

      DATE         FTI MUNICIPAL     LEHMAN BROTHER 7-YEAR    FTI Muni Fund        LB7MB
                     BOND FUND          MUNI BOND INDEX
   12/11/1998         $10,000               $10,000
   11/30/1999          $9,934               $10,039               -0.66%           0.39%
   11/30/2000         $10,452               $10,697               5.21%            6.55%
   11/30/2001         $11,294               $11,566               8.06%            8.13%

       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED NOVEMBER 30, 2001

       1 Year                                                       8.06%
       Start of Performance (12/11/98)                              4.18%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.


* The Fund's performance assumes the reinvestment of all dividends and distributions. The Lehman Brothers Municipal Bond 7-Year Index has been adjusted to reflect reinvestments of dividends on securities in the index.

+ The Lehman Brothers Municipal Bond 7-Year Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH FUND
STATEMENT OF INVESTMENTS

NOVEMBER 30, 2001

                                                                                      COUNTRY            SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 97.8%
    AEROSPACE & DEFENSE 2.2%

    Raytheon Co. ....................................................................United States        8,000       $  262,160
    United Technologies Corp. .......................................................United States        3,000          180,600
                                                                                                                      ----------
                                                                                                                         442,760
                                                                                                                      ----------

    BANKS 1.5%
    Bank of New York Co. Inc. .......................................................United States        8,000          313,920
                                                                                                                      ----------

    BEVERAGES 1.7%
    PepsiCo Inc. ....................................................................United States        7,000          340,410
                                                                                                                      ----------

(a) BIOTECHNOLOGY 6.0%
    Amgen Inc. ......................................................................United States        4,000          265,720
    Genentech Inc. ..................................................................United States       11,000          631,950
    Genzyme Corp-General Division ...................................................United States        5,800          316,796
                                                                                                                      ----------
                                                                                                                       1,214,466
                                                                                                                      ----------

(a) COMMERCIAL SERVICES & SUPPLIES 2.4%
    Concord EFS Inc. ................................................................United States       16,000          479,360
                                                                                                                      ----------

    COMMUNICATIONS EQUIPMENT 4.7%
(a) Cisco Systems Inc. ..............................................................United States       30,000          613,200
    Nokia Corp., ADR ................................................................   Finland          15,000          345,150
                                                                                                                      ----------
                                                                                                                         958,350
                                                                                                                      ----------

    COMPUTERS & PERIPHERALS 3.5%
(a) EMC Corp. .......................................................................United States       15,000          251,850
    International Business Machines Corp. ...........................................United States        4,000          462,360
                                                                                                                      ----------
                                                                                                                         714,210
                                                                                                                      ----------

    DIVERSIFIED FINANCIALS 3.5%
    American Express Co. ............................................................United States        8,500          279,735
    Citigroup Inc. ..................................................................United States        9,000          431,100
                                                                                                                      ----------
                                                                                                                         710,835
                                                                                                                      ----------

(a) DIVERSIFIED TELECOMMUNICATION SERVICES .7%
    Broadwing Inc. ..................................................................United States       16,000          152,320
                                                                                                                      ----------

(a) ELECTRONIC EQUIPMENT & INSTRUMENTS 3.1%
    Agilent Technologies Inc. .......................................................United States       13,000          354,510
    Solectron Corp. .................................................................United States       19,000          279,300
                                                                                                                      ----------
                                                                                                                         633,810
                                                                                                                      ----------

    ENERGY EQUIPMENT & SERVICES 1.4%
    Transocean Sedco Forex Inc. .....................................................United States       10,000          283,000
                                                                                                                      ----------

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH FUND

                                                                                      COUNTRY            SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
   FOOD & DRUG RETAILING .8%
   SYSCO Corp. .................................................................     United States        7,000       $  172,130
                                                                                                                      ----------

   HEALTH CARE EQUIPMENT & SUPPLIES 4.7%
   Applera Corp-Applied Biosystems Group .......................................     United States       10,000          331,000
   Medtronic Inc. ..............................................................     United States       13,000          614,640
                                                                                                                      ----------
                                                                                                                         945,640
                                                                                                                      ----------

   HEALTH CARE PROVIDERS & SERVICES 4.1%
   Cardinal Health Inc. ........................................................     United States        6,000         409,920
(a)Tenet Healthcare Corp. ......................................................     United States        3,500         210,000
   UnitedHealth Group Inc. .....................................................     United States        3,000         214,350
                                                                                                                      ----------
                                                                                                                        834,270
                                                                                                                      ----------

   INDUSTRIAL CONGLOMERATES 9.9%
   General Electric Co. ........................................................     United States       25,000          962,500
   Tyco International Ltd. .....................................................     United States       17,800        1,046,640
                                                                                                                      ----------
                                                                                                                       2,009,140
                                                                                                                      ----------

   INSURANCE 6.2%
   American International Group Inc. ...........................................     United States        6,000          494,400
   Marsh & McLennan Cos. Inc. ..................................................     United States        4,000          427,880
   St. Paul Cos. Inc. ..........................................................     United States        7,000          329,560
                                                                                                                      ----------
                                                                                                                       1,251,840
                                                                                                                      ----------

(a)INTERNET SOFTWARE & SERVICES .9%
   Check Point Software Technologies Ltd. ......................................       Israel             5,000          191,750
                                                                                                                      ----------

   IT CONSULTING & SERVICES 3.4%
   Electronic Data Systems Corp. ...............................................     United States       10,000          692,200
                                                                                                                      ----------

   LEISURE EQUIPMENT & PRODUCTS 1.4%
   Mattel Inc. .................................................................     United States       15,000          276,150
                                                                                                                      ----------

(a)MEDIA 10.0%
   AOL Time Warner Inc. ........................................................     United States       15,000          523,500
   Clear Channel Communications Inc. ...........................................     United States        8,000          373,840
   Comcast Corp., A ............................................................     United States        9,000          342,000
   Gemstar-TV Guide International Inc. .........................................     United States       10,000          277,300
   Liberty Media Corp., A ......................................................     United States       22,000          289,300
   Viacom Inc., B ..............................................................     United States        5,000          218,250
                                                                                                                      ----------
                                                                                                                       2,024,190
                                                                                                                      ----------

   MULTILINE RETAIL 3.8%
(a)Costco Wholesale Corp. ......................................................     United States        8,000          327,040
   Wal-Mart Stores, Inc. .......................................................     United States        8,000          441,200
                                                                                                                      ----------
                                                                                                                         768,240
                                                                                                                      ----------

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH FUND

                                                                                        COUNTRY          SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
   PHARMACEUTICALS 10.1%
   Eli Lilly & Co. .............................................................     United States        5,000       $  413,350
   Johnson & Johnson ...........................................................     United States        6,500          378,625
   Merck & Co. Inc. ............................................................     United States        7,000          474,250
   Pfizer Inc. .................................................................     United States       13,000          563,030
   Schering-Plough Corp. .......................................................     United States        6,000          214,380
                                                                                                                      ----------
                                                                                                                       2,043,635
                                                                                                                      ----------

   SEMICONDUCTOR EQUIPMENT & PRODUCTS 2.7%
(a)Applied Materials Inc. ......................................................     United States        4,000          158,960
   Intel Corp. .................................................................     United States       12,000          391,920
                                                                                                                      ----------
                                                                                                                         550,880
                                                                                                                      ----------

(a)SOFTWARE 4.9%
   Mercury Interactive Corp. ...................................................      United States        6,000          184,740
   Microsoft Corp. .............................................................      United States        7,000          449,470
   Oracle Corp. ................................................................      United States       25,000          350,750
                                                                                                                      ----------
                                                                                                                         984,960
                                                                                                                      ----------

   SPECIALTY RETAIL 1.2%
   Home Depot Inc. .............................................................     United States        5,000          233,300
                                                                                                                      ----------

   TOBACCO .7%
   Philip Morris Cos. Inc. .....................................................     United States        3,000          141,510
                                                                                                                      ----------

(a)WIRELESS TELECOMMUNICATION SERVICES 2.3%
   Nextel Communications Inc., A ...............................................     United States       20,000          214,200
   Sprint Corp. (PCS Group) ....................................................     United States       10,000          249,500
                                                                                                                      ----------
                                                                                                                         463,700
                                                                                                                      ----------
 TOTAL COMMON STOCKS (COST $18,638,843) ........................................                                      19,826,976
                                                                                                                      ----------

                                                                                                       PRINCIPAL
                                                                                                        AMOUNT
(b)REPURCHASE AGREEMENT (COST $376,000) 1.8%
   J.P. Morgan Chase & Co., 1.05%, 12/03/01, (Maturity Value $376,033)
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and
     U.S. Government Agencies .......................................................United States     $376,000          376,000
                                                                                                                     -----------
 TOTAL INVESTMENTS (COST $19,014,843) 99.6% .........................................                                 20,202,976

 OTHER ASSETS, LESS LIABILITIES .4% .................................................                                     79,913
                                                                                                                     -----------
 TOTAL NET ASSETS 100.0% ............................................................                                $20,282,889
                                                                                                                     -----------


(a) Non-income producing.

(b) See note 1(d) regarding repurchase agreements.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS

NOVEMBER 30, 2001

                                                                                        COUNTRY          SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 76.0%
   AEROSPACE & DEFENSE 3.2%
   Curtiss Wright Corp., B ..........................................................United States        2,468       $   98,720
   Honeywell International Inc. .....................................................United States       70,000        2,319,800
                                                                                                                      ----------
                                                                                                                       2,418,520
                                                                                                                      ----------

   CHEMICALS 2.7%
   Dow Chemical Co. .................................................................United States       53,000        1,987,500
                                                                                                                      ----------

   COMMUNICATIONS EQUIPMENT 2.2%
   Corning Inc. .....................................................................United States      171,000        1,612,530
                                                                                                                      ----------

   COMPUTERS & PERIPHERALS 5.3%
   International Business Machines Corp. ............................................United States       34,000        3,930,060
                                                                                                                      ----------

   DIVERSIFIED FINANCIALS 2.0%
   Citigroup Inc. ...................................................................United States       31,000        1,484,900
                                                                                                                      ----------

   DIVERSIFIED TELECOMMUNICATION SERVICES 5.5%
   AT&T Corp. .......................................................................United States       92,000        1,609,080
   Verizon Communications ...........................................................United States       53,000        2,491,000
                                                                                                                      ----------
                                                                                                                       4,100,080
                                                                                                                      ----------

   FOOD PRODUCTS 3.3%
   Archer Daniels Midland Co. .......................................................United States      158,550        2,440,085
                                                                                                                      ----------

   HOUSEHOLD PRODUCTS 3.5%
   Procter & Gamble Co. .............................................................United States       34,000        2,633,640
                                                                                                                      ----------

   INDUSTRIAL CONGLOMERATES 5.4%
   General Electric Co. .............................................................United States       40,000        1,540,000
   Tyco International Ltd. ..........................................................United States       43,000        2,528,400
                                                                                                                      ----------
                                                                                                                       4,068,400
                                                                                                                      ----------

   INSURANCE 9.7%
   American International Group Inc. ................................................United States        5,000          412,000
   St. Paul Cos.Inc. ................................................................United States       47,000        2,212,760
   Unitrin Inc. .....................................................................United States       38,000        1,478,200
   XL Capital Ltd., A ...............................................................  Bermuda           34,000        3,161,320
                                                                                                                      ----------
                                                                                                                       7,264,280
                                                                                                                      ----------

(a)MEDIA 1.9%
   Liberty Media Corp., A ...........................................................United States      110,000        1,446,500
                                                                                                                      ----------

(a)MULTILINE RETAIL 2.8%
   Costco Wholesale Corp. ...........................................................United States       51,000        2,084,880
                                                                                                                      ----------

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH & INCOME FUND

                                                                                       COUNTRY           SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
   OIL & GAS 10.0%
   BP PLC, ADR........................................................               United Kingdom      76,000      $ 3,356,920
   Exxon Mobil Corp. .................................................               United States      110,000        4,114,000
                                                                                                                      ----------
                                                                                                                       7,470,920
                                                                                                                      ----------

   PHARMACEUTICALS 14.7%
   Eli Lilly & Co. ...................................................               United States       35,000        2,893,450
   Johnson & Johnson..................................................               United States       80,000        4,660,000
   Merck & Co. Inc. ..................................................               United States       50,000        3,387,500
                                                                                                                      ----------
                                                                                                                      10,940,950
                                                                                                                      ----------

   SEMICONDUCTOR EQUIPMENT & PRODUCTS 3.8%

(a)Analog Devices Inc. ...............................................              United States        2,000           85,000
   Intel Corp. .......................................................               United States       85,000        2,776,099
                                                                                                                      ----------
                                                                                                                       2,861,099
                                                                                                                      ----------
   TOTAL COMMON STOCKS (COST $35,111,812).............................                                                56,744,344
                                                                                                                      ----------
   PREFERRED STOCKS (COST $1,802,740) 2.8%
   Electronic Data Systems Corp., 7.625%, cvt. pfd. ..................               United States       36,000        2,069,640
                                                                                                                      ----------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $36,914,553)                                                   58,813,984
                                                                                                                      ----------

                                                                                                        PRINCIPAL
                                                                                                         AMOUNT
                                                                                                         ------
(b)REPURCHASE AGREEMENT (COST $17,246,000) 23.1%
   J.P. Morgan Chase & Co., 1.05%, 12/03/01, (Maturity Value $17,247,509)
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and
     U.S. Government Agencies.........................................               United States     $17,246,000    17,246,000
                                                                                                                     -----------
   TOTAL INVESTMENTS (COST $54,160,553) 101.9%........................                                                76,059,984
   OTHER ASSETS, LESS LIABILITIES (1.9%)..............................                                                (1,425,681)
                                                                                                                     -----------
   TOTAL NET ASSETS 100.0%............................................                                               $74,634,303
                                                                                                                     ===========


(a) Non-income producing.

(b) See note 1(d) regarding repurchase agreements.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
INTERNATIONAL EQUITY FUND
STATEMENT OF INVESTMENTS

NOVEMBER 30, 2001

                                                                                        INDUSTRY         SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 98.5%
   AUSTRALIA 1.1%
                                                                                      Food & Drug
   Woolworths Ltd. ..................................................................  Retailing         87,000       $  502,146
                                                                                                                      ----------

   CANADA 2.9%
                                                                                       Electronic
                                                                                       Equipment
(a)Celestica Inc. ...................................................................& Instruments       30,600        1,294,074
                                                                                                                      ----------

   DENMARK 9.7%
   Danske Bank ......................................................................    Banks           64,000        1,012,829

                                                                                      Commercial
                                                                                       Services &
(a)ISS A/S ..........................................................................  Supplies          17,700          979,854


   Novo Nordisk AS, B ...............................................................Pharmaceuticals     36,900        1,434,363

                                                                                      Electrical
   Vestas Wind Systems AS ...........................................................  Equipment         26,000          866,729
                                                                                                                      ----------
                                                                                                                       4,293,775
                                                                                                                      ----------

   FINLAND 1.4%
                                                                                     Communications
   Nokia Corp., A ...................................................................  Equipment         27,000          631,270
                                                                                                                      ----------

   FRANCE 8.4%
                                                                                     Communications
   Alcatel SA .......................................................................  Equipment         37,700          688,266

                                                                                       Personal
   L'Oreal SA .......................................................................  Products          16,600        1,142,781

   Sanofi Synthelabo SA .............................................................Pharmaceuticals     18,500        1,282,696

                                                                                     Semiconductor
                                                                                      Equipment &
   STMicroelectronics NV ............................................................  Products          18,000          611,115
                                                                                                                      ----------
                                                                                                                       3,724,858
                                                                                                                      ----------

   GERMANY 9.2%
   Bayerische Motoren Werke AG ...................................................... Automobiles        35,600        1,148,057

                                                                                      Diversified
   MLP AG ........................................................................... Financials         16,500        1,211,278

   Schering AG ......................................................................Pharmaceuticals     32,200        1,742,223
                                                                                                                      ----------
                                                                                                                       4,101,558
                                                                                                                      ----------

   HONG KONG 4.5%
   Cheung Kong Holdings Ltd. ........................................................ Real Estate        70,000          677,664

   Denway Motors Ltd. ............................................................... Automobiles     1,196,000          360,386

                                                                                      Electric
   Hong Kong Electric Holdings Ltd. ................................................. Utilities         116,500          426,483

   Li & Fung Ltd. ...................................................................Distributors       464,000          517,615
                                                                                                                      ----------
                                                                                                                       1,982,148
                                                                                                                      ----------

   IRISH REPUBLIC 2.3%
   Allied Irish Banks PLC ...........................................................   Banks            97,600        1,026,429
                                                                                                                      ----------

   ITALY 8.5%
   Arnoldo Mondadori Editore SpA ....................................................   Media            82,600          530,530
   Eni SpA .......................................................................... Oil & Gas          92,400        1,086,795
                                                                                     Diversified
   Mediolanum SpA ................................................................... Financials        127,400        1,144,673

                                                                                       Energy
                                                                                      Equipment
   Saipem SpA ....................................................................... & Services        220,900          993,368
                                                                                                                      ----------
                                                                                                                       3,755,366
                                                                                                                      ----------

FIDUCIARY TRUST INTERNATIONAL
INTERNATIONAL EQUITY FUND

                                                                                        INDUSTRY         SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
   JAPAN 15.9%
                                                                                        Office
   Canon Inc. ....................................................................... Electronics        16,000       $  541,471

   Fanuc Ltd. .......................................................................  Machinery         14,500          682,519

                                                                                       Household
   KAO Corp. ........................................................................  Products          48,000        1,024,509

                                                                                      Computers &
   NEC Corp. ........................................................................ Peripherals        49,000          497,874

                                                                                      Diversified
(a)Nomura Holdings Inc. ............................................................. Financials         70,000          971,433

                                                                                       Wireless
                                                                                     Telecommunication
   NTT DoCoMo Inc. ..................................................................  Services              29          378,916

                                                                                       Household
   Pioneer Corp. ....................................................................  Durables          30,000          723,097

   Shin-Etsu Chemical Co. Ltd. ......................................................  Chemicals         18,000          680,734
   SMC Corp. ........................................................................  Machinery          5,500          555,713
   Tokio Marine & Fire Insurance Co. Ltd. ...........................................  Insurance         56,000          443,110

                                                                                     Air Freight &
   Yamato Transport Co. Ltd. ........................................................  Couriers          29,000          551,899
                                                                                                                      ----------
                                                                                                                       7,051,275
                                                                                                                      ----------

   NETHERLANDS 5.3%
                                                                                      Diversified
   ING Groep NV ..................................................................... Financials         54,000        1,412,497

   Royal Dutch Petroleum Co. ........................................................ Oil & Gas          19,000          919,090
                                                                                                                      ----------
                                                                                                                       2,331,587
                                                                                                                      ----------

   SPAIN .9%
                                                                                      Specialty
(a)Inditex ..........................................................................   Retail           19,750          381,087
                                                                                                                      ----------

   SWITZERLAND 3.7%
   Novartis AG ......................................................................Pharmaceuticals     30,000        1,056,673
   Serono SA, B .....................................................................Biotechnology          720          596,709
                                                                                                                      ----------
                                                                                                                       1,653,382
                                                                                                                      ----------

   TAIWAN .3%
                                                                                     Semiconductor
                                                                                      Equipment &
(a)United Microelectronics Corp., ADR ...............................................  Products          18,860          146,919
                                                                                                                      ----------


   UNITED KINGDOM 24.4%
                                                                                     Diversified
   Amvescap PLC ..................................................................... Financials         85,000        1,211,463

   BP PLC ...........................................................................  Oil & Gas        118,400          874,967

                                                                                       Hotels
                                                                                     Restaurants
   Compass Group PLC ................................................................ & Leisure         150,000        1,074,283

   Diageo PLC ....................................................................... Beverages          53,500          571,882

                                                                                      Air Freight
   Exel PLC ......................................................................... & Couriers         64,000          729,728

   Lloyds TSB Group PLC .............................................................   Banks           109,100        1,122,673

                                                                                       Household
   Reckitt Benckiser PLC ............................................................  Products          13,100          172,331

   Reed International PLC ...........................................................   Media           104,000          874,534

   Royal Bank of Scotland Group PLC .................................................   Banks            45,000        1,042,215

(a)Telewest Communications PLC ......................................................   Media           397,100          365,049

                                                                                      Food & Drug
   Tesco PLC ........................................................................  Retailing        420,000        1,439,646

                                                                                      Wireless
                                                                                     Telecommunication
   Vodafone Group PLC ............................................................... Services          350,000          897,905

                                                                                      Food & Drug
   William Morrison Supermarkets PLC ................................................  Retailing        170,000          482,162
                                                                                                                      ----------
                                                                                                                      10,858,838
                                                                                                                      ----------
 TOTAL COMMON STOCKS (COST $45,746,723) .............................................                                 43,734,712
                                                                                                                      ----------

FIDUCIARY TRUST INTERNATIONAL
INTERNATIONAL EQUITY FUND

                                                                                       PRINCIPAL
                                                                                         AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------------
(b)REPURCHASE AGREEMENT (COST $4,369,000) 9.8%
   J.P. Morgan Chase & Co. Inc., 1.05%, 12/03/01, (Maturity Value $4,369,382)
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and
     U.S. Government Agencies .......................................................   $4,369,000    $ 4,369,000
                                                                                                      -----------
 TOTAL INVESTMENTS (COST $50,115,723) 108.3% ........................................                  48,103,712
 OTHER ASSETS LESS LIABILITIES (8.7)% ...............................................                  (3,888,236)
 NET EQUITY IN FORWARD CONTRACTS .4% ................................................                     189,522
                                                                                                      -----------
 TOTAL NET ASSETS 100.0% ............................................................                 $44,404,998
                                                                                                      ===========


(a)Non-income producing.

(b)See note 1(d) regarding repurchase agreements.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
SMALL CAPITALIZATION EQUITY FUND
STATEMENT OF INVESTMENTS

NOVEMBER 30, 2001

                                                                                       COUNTRY           SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 90.8%

(a)AEROSPACE & DEFENSE 1.4%
   Titan Corp. ......................................................................United States       53,400      $ 1,394,808
                                                                                                                     -----------

   BANKS 2.8%
   City National Corp. ..............................................................United States       32,300        1,406,665
   Westamerica Bancorp. .............................................................United States       33,600        1,310,064
                                                                                                                     -----------
                                                                                                                       2,716,729
                                                                                                                     -----------

(a)BIOTECHNOLOGY 6.5%
   Cell Genesys Inc. ................................................................United States       49,300        1,126,998
   Charles River Laboratories International Inc. ....................................United States       24,400          808,860
   Dyax Corp. .......................................................................United States       49,600          584,288
   Emisphere Technologies Inc. ......................................................United States       52,300        1,490,550
   ImmunoGen Inc. ...................................................................United States       59,000          971,730
   Xoma Ltd. ........................................................................United States      152,400        1,313,688
                                                                                                                     -----------
                                                                                                                       6,296,114
                                                                                                                     -----------

   CHEMICALS 3.4%
(a)Ionics Inc. ......................................................................United States       30,900          838,935
   Minerals Technologies Inc. .......................................................United States       31,500        1,408,050
   OM Group Inc. ....................................................................United States       17,300        1,050,975
                                                                                                                     -----------
                                                                                                                       3,297,960
                                                                                                                     -----------

   COMMERCIAL SERVICES & SUPPLIES 7.4%
(a)Barra Inc. .......................................................................United States       19,000          887,110
(a)Charles River Associates Inc. ....................................................United States       39,500          793,555
   Education Management Corp. .......................................................United States       41,200        1,516,160
(a)FreeMarkets Inc. .................................................................United States       65,300        1,289,675
(a)Perot Systems Corp., A ...........................................................United States       55,300        1,014,755
(a)Webex Communications Inc. ........................................................United States       53,300        1,711,463
                                                                                                                     -----------
                                                                                                                       7,212,718
                                                                                                                     -----------

(a)COMMUNICATIONS EQUIPMENT 2.5%
   Harmonic Inc. ....................................................................United States       97,200        1,182,924
   Sycamore Networks Inc. ...........................................................United States      243,000        1,273,320
                                                                                                                     -----------
                                                                                                                       2,456,244
                                                                                                                     -----------

   CONTAINERS & PACKAGING 2.4%
   AptarGroup Inc. ..................................................................United States       15,200          498,560
(a)Mobile Mini Inc. .................................................................United States       56,300        1,801,037
                                                                                                                     -----------
                                                                                                                       2,299,597
                                                                                                                     -----------

FIDUCIARY TRUST INTERNATIONAL
SMALL CAPITALIZATION EQUITY FUND

                                                                                       COUNTRY           SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
(a)DISTRIBUTORS 1.9%
   Brightpoint Inc. .................................................................United States      253,900       $  812,480
   SCP Pool Corp. ...................................................................United States       38,400          991,104
                                                                                                                     -----------
                                                                                                                       1,803,584
                                                                                                                     -----------

   DIVERSIFIED FINANCIALS 2.2%
(a)Investment Technology Group Inc. .................................................United States       21,500        1,236,250
   Raymond James Financial Inc. .....................................................United States       29,000          936,700
                                                                                                                     -----------
                                                                                                                       2,172,950
                                                                                                                     -----------

(a)DIVERSIFIED TELECOMMUNICATION SERVICES 1.3%
   Allegiance Telecom Inc. ..........................................................United States      156,400        1,252,764
                                                                                                                     -----------

(a)ELECTRICAL EQUIPMENT .6%
   AstroPower Inc. ..................................................................United States       16,900          616,850
                                                                                                                     -----------

(a)ELECTRONIC EQUIPMENT & INSTRUMENTS 4.2%
   FuelCell Energy Inc. .............................................................United States       51,400          808,008
   Integrated Circuit Systems Inc. ..................................................United States      101,000        1,890,821
   Power Integrations Inc. ..........................................................United States       61,500        1,396,050
                                                                                                                     -----------
                                                                                                                       4,094,879
                                                                                                                     -----------

(a)ENERGY EQUIPMENT & SERVICES 1.0%
   Universal Compression Holdings Inc. ..............................................United States       36,500          982,215
                                                                                                                     -----------
   FOOD & DRUG RETAILING 3.5%
   Duane Reade Inc. .................................................................United States       13,900          458,005
(a)United Natural Foods Inc. ........................................................United States       74,100        1,667,991
(a)Whole Foods Market Inc. ..........................................................United States       30,700        1,317,337
                                                                                                                     -----------
                                                                                                                       3,443,333
                                                                                                                     -----------

   FOOD PRODUCTS 1.0%
   Dreyer's Grand Ice Cream Inc. ....................................................United States       29,100        1,018,209
                                                                                                                     -----------

(a)HEALTH CARE EQUIPMENT & SUPPLIES 3.0%
   Atrix Laboratories Inc. ..........................................................United States       56,800        1,420,000
   SonoSite Inc. ....................................................................United States       61,500        1,515,975
                                                                                                                     -----------
                                                                                                                       2,935,975
                                                                                                                     -----------

   HEALTH CARE PROVIDERS & SERVICES 10.3%
(a)Accredo Health Inc. ..............................................................United States       22,600          835,296
(a)Apria Healthcare Group Inc. ......................................................United States       34,200          822,852
(a)Beverly Enterprises Inc. .........................................................United States      167,900        1,527,890
(a)Coventry Health Care Inc. ........................................................United States       63,800        1,338,524
   First Health Group Corp. .........................................................United States       19,300          464,165
(a)Priority Healthcare Corp., B .....................................................United States       67,200        2,219,548
(a)Renal Care Group Inc. ............................................................United States       61,000        1,955,660
(a)Sunrise Assisted Living Inc. .....................................................United States       34,000          935,000
                                                                                                                     -----------
                                                                                                                      10,098,935
                                                                                                                     -----------

FIDUCIARY TRUST INTERNATIONAL
SMALL CAPITALIZATION EQUITY FUND

                                                                                       COUNTRY           SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
(a)HOTELS RESTAURANTS & LEISURE 2.6%
   Argosy Gaming Co. ................................................................United States       46,700      $ 1,531,760
   Choice Hotels International Inc. .................................................United States       52,100          956,035
                                                                                                                     -----------
                                                                                                                       2,487,795
                                                                                                                     -----------

   HOUSEHOLD DURABLES 1.6%
   La-Z-Boy Inc. ....................................................................United States       75,700        1,589,700
                                                                                                                     -----------

   INSURANCE 4.4%
(a)ChoicePoint Inc. .................................................................United States       30,100        1,417,710
   Markel Corp. .....................................................................United States        2,300          421,521
   Radian Group Inc. ................................................................United States       24,800          949,840
   Renaissance Holdings Ltd. ........................................................   Bermuda          15,400        1,521,674
                                                                                                                     -----------
                                                                                                                       4,310,745
                                                                                                                     -----------

(a)INTERNET & CATALOG RETAIL 1.2%
   1-800-Flowers.com Inc. ...........................................................United States       22,243          321,635
   School Specialty Inc. ............................................................United States       33,500          842,525
                                                                                                                     -----------
                                                                                                                       1,164,160
                                                                                                                     -----------

(a)IT CONSULTING & SERVICES 1.0%
   Tier Technologies Inc., B ........................................................United States       57,200          989,560
                                                                                                                     -----------

(a)LEISURE EQUIPMENT & PRODUCTS 1.5%
   Take-Two Interactive Software Inc. ...............................................United States      104,100        1,451,154
                                                                                                                     -----------

(a)OIL & GAS 1.2%
   Spinnaker Exploration Co. ........................................................United States       28,900        1,198,483
                                                                                                                     -----------

(a)PERSONAL PRODUCTS .7%
   NBTY Inc. ........................................................................United States       58,800          683,256
                                                                                                                     -----------

   PHARMACEUTICALS 1.5%
(a)Cell Therapeutics Inc. ...........................................................United States       52,500        1,436,400
                                                                                                                     -----------

   REAL ESTATE 1.1%
   Ventas Inc. ......................................................................United States       87,300        1,065,060
                                                                                                                     -----------

(a)SEMICONDUCTOR EQUIPMENT & PRODUCTS 8.1%
   ATMI Inc. ........................................................................United States       65,700        1,484,820
   Brooks Automation Inc. ...........................................................United States       32,200        1,183,350
   Cirrus Logic Inc. ................................................................United States       73,000          971,630
   Exar Corp. .......................................................................United States       42,300          837,540
   Oak Technology Inc. ..............................................................United States      162,000        1,885,680
   Photon Dynamics Inc. .............................................................United States       41,200        1,612,156
                                                                                                                     -----------
                                                                                                                       7,975,176
                                                                                                                     -----------

   SOFTWARE 6.9%
(a)Documentum Inc. ..................................................................United States       70,800        1,338,120
(a)Manugistics Group Inc. ...........................................................United States      143,800        1,696,840
(a)Netiq Corp. ......................................................................United States       19,000          642,390

FIDUCIARY TRUST INTERNATIONAL
SMALL CAPITALIZATION EQUITY FUND

                                                                                       COUNTRY           SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (continued)
   SOFTWARE (continued)
   Precise Software Solutions Ltd. ..................................................    Israel          51,200       $  990,720
(a)Secure Computing Corp. ...........................................................United States       95,500        2,076,170
                                                                                                                     -----------
                                                                                                                       6,744,240
                                                                                                                     -----------

(a)SPECIALTY RETAIL .8%
   Genesco Inc. .....................................................................United States       41,600          798,720
                                                                                                                     -----------

   WATER UTILITIES 1.4%
   Philadelphia Suburban Corp. ......................................................United States       44,800        1,342,656
                                                                                                                     -----------

(a)WIRELESS TELECOMMUNICATION SERVICES 1.4%
   Airgate PCS Inc. .................................................................United States       25,100        1,317,750
                                                                                                                     -----------

   TOTAL COMMON STOCKS (COST $82,224,231) ...........................................                                 88,648,719
                                                                                                                     -----------

                                                                                                     PRINCIPAL
                                                                                                       AMOUNT
                                                                                                       ------
(b)REPURCHASE AGREEMENT (COST $10,005,000) 10.2%
   J.P. Morgan Chase & Co., 1.05%, 12/03/01 (Maturity Value $10,005,875)
     Collateralized by U.S. Treasury Bills, Notes and Bonds, and
     U.S. Government Agencies .......................................................                $10,005,000         10,005,000
                                                                                                                        ------------
   TOTAL INVESTMENTS (COST $92,229,231) 101.0% ......................................                                    98,653,719
   OTHER ASSETS, LESS LIABILITIES (1.0)% ............................................                                      (993,472)
                                                                                                                        ------------
   TOTAL NET ASSETS 100.0% ..........................................................                                   $97,660,247
                                                                                                                        ============

(a)Non-income producing.

(b)At November 30, 2001, all repurchase agreements held by the fund had been entered into on that date.

FIDUCIARY TRUST INTERNATIONAL
EUROPEAN SMALLER COMPANIES FUND
STATEMENT OF INVESTMENTS
NOVEMBER 30, 2001


                                                                      INDUSTRY                 SHARES      VALUE
------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 93.0%

 BELGIUM 2.0%
 Omega Pharma SA .....................................    Health Care Equipment & Supplies      6,955   $  289,085
                                                                                                        ----------
 DENMARK 5.2%
(a)Coloplast AS ......................................    Health Care Equipment & Supplies      4,970      328,965
 Group 4 Falck AS ....................................     Commercial Services & Supplies       2,350      285,640
 TK Development AS ...................................               Real Estate                6,440      139,505
                                                                                                        ----------
                                                                                                           754,110
                                                                                                        ----------
 FINLAND 7.7%
 Hartwall OYJ, A .....................................                Beverages                 9,720      204,619
 Instrumentarium Corp. ...............................    Health Care Equipment & Supplies      7,315      307,325
 Uponor OYJ ..........................................            Building Products            19,270      315,896
(a)Vaisala OYJ, A ....................................   Electronic Equipment & Instruments    11,350      292,311
                                                                                                        ----------
                                                                                                         1,120,151
                                                                                                        ----------
 FRANCE 12.3%
(a)April Group .......................................                  Banks                  16,350      255,578
(a)Beneteau ..........................................      Leisure Equipment & Products        1,800      135,203
 Brioche Pasquier SA .................................              Food Products               2,140      132,657
 Elior ...............................................      Hotels Restaurants & Leisure       18,050      134,851
(a)Marionnaud Parfumaries ............................            Specialty Retail              6,996      305,768
(a)Medidep SA ........................................    Health Care Providers & Services      7,600      121,184
(a)Neopost SA ........................................     Commercial Services & Supplies      10,530      321,186
 Penauille Polyservices ..............................     Commercial Services & Supplies       5,060      158,873
 Royal Canin SA ......................................              Food Products               1,725      206,910
                                                                                                        ----------
                                                                                                         1,772,210
                                                                                                        ----------
 GERMANY 7.0%
 FJA AG ..............................................                Software                  3,005      135,563
 Puma AG .............................................            Specialty Retail              9,420      238,048
 Stada Arzneimittel AG ...............................             Pharmaceuticals              4,545      145,349
(a)Techem AG .........................................     Commercial Services & Supplies      10,030      226,958
(a)Wedeco AG Water Technology ........................             Water Utilities              8,379      268,711
                                                                                                        ----------
                                                                                                         1,014,629
                                                                                                        ----------
 IRISH REPUBLIC 4.6%
 Anglo Irish Bank Corp. PLC ..........................                  Banks                  46,295      174,178
 IFG Group PLC .......................................                  Banks                  85,700      237,987
 Kingspan Group PLC ..................................       Construction & Engineering        87,610      249,570
                                                                                                        ----------
                                                                                                           661,735
                                                                                                        ----------

FIDUCIARY TRUST INTERNATIONAL
EUROPEAN SMALLER COMPANIES FUND


                                                                      INDUSTRY                 SHARES      VALUE
------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (continued)

 ITALY 8.9%
 Arnoldo Mondadori Editore SpA .......................                  Media                  34,500   $  221,589
(a)Bayerische Vita SA ................................                Insurance                32,667      216,254
 Credito Emiliano SpA ................................                  Banks                  29,220      141,346
(a)Ferritti SpA ......................................      Leisure Equipment & Products       89,600      292,160
(a)Permasteelisa SpA .................................       Construction & Engineering        10,595      142,365
 Recordati SpA .......................................             Pharmaceuticals             15,000      282,177
                                                                                                        ----------
                                                                                                         1,295,891
                                                                                                        ----------
(a)NETHERLANDS 1.6%
 Qiagen NV ...........................................              Biotechnology              11,355      225,814
                                                                                                        ----------
 NORWAY 3.3%
(a)Tandberg ASA ......................................   Electronic Equipment & Instruments    14,030      287,635
 Tomra Systems ASA ...................................                Machinery                18,025      191,837
                                                                                                        ----------
                                                                                                           479,472
                                                                                                        ----------
 SPAIN 5.1%
 Azkoyen SA ..........................................                Machinery                29,850      264,722
(a)Baron De Ley SA ...................................                Beverages                 7,900      179,751
(a)Grupo Auxiliar Metalurgico SA (GAMESA) ............   Semiconductor Equipment & Products     9,750      155,466
 Zardoya Otis SA .....................................                Machinery                15,015      141,230
                                                                                                        ----------
                                                                                                           741,169
                                                                                                        ----------
 SWEDEN 8.9%
(a)Capio AB ..........................................    Health Care Providers & Services     36,550      232,977
 Eniro AB ............................................     Commercial Services & Supplies      37,630      278,662
(a)Karo Bio AB .......................................     Commercial Services & Supplies       5,995      194,720
(a)Modern Times Group AB .............................                  Media                  11,750      253,328
(a)Perbio Science AB .................................             Pharmaceuticals             10,370      151,642
(a)Q-Med AB ..........................................    Health Care Equipment & Supplies     11,200      178,478
                                                                                                        ----------
                                                                                                         1,289,807
                                                                                                        ----------
 SWITZERLAND 4.4%
 Kaba Holding AG .....................................          Electrical Equipment              525      124,452
(a)Logitech International SA .........................         Computers & Peripherals          8,300      290,829
 Tecan Group AG ......................................    Health Care Equipment & Supplies      3,700      223,218
                                                                                                        ----------
                                                                                                           638,499
                                                                                                        ----------
 UNITED KINGDOM 22.0%
 Aberdeen Asset Management PLC .......................         Diversified Financials          42,900      231,426
 Aggreko PLC .........................................     Commercial Services & Supplies      45,020      228,427
 Amey PLC ............................................     Commercial Services & Supplies      48,370      264,382
(a)Fitness First PLC .................................     Commercial Services & Supplies      31,830      181,463
 HIT Entertainment PLC ...............................                  Media                  53,255      259,584
 Luminar PLC .........................................      Hotels Restaurants & Leisure       21,950      278,430
 Marlborough Stirling PLC ............................                Software                103,155      281,914

FIDUCIARY TRUST INTERNATIONAL
EUROPEAN SMALLER COMPANIES FUND


                                                                      INDUSTRY                 SHARES      VALUE
------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (continued)


 UNITED KINGDOM (continued)
 Nestor Healthcare Group PLC .........................     Commercial Services & Supplies      37,820   $  307,247
 RM PLC ..............................................                Software                 34,603      118,364
 RPS Group PLC .......................................     Commercial Services & Supplies     135,245      291,065
 Spectris PLC ........................................          Electrical Equipment           39,500      270,227
 Taylor & Francis Group PLC ..........................                  Media                  19,530      160,609
 Torex PLC ...........................................         Diversified Financials          30,775      321,508
                                                                                                        ----------
                                                                                                         3,194,646
                                                                                                        ----------
 TOTAL COMMON STOCKS (COST $14,455,654)                                                                 13,477,218
                                                                                                        ----------

                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                            ------
 SHORT TERM INVESTMENTS (COST $147,000) 1.0%
 General Electric Capital Corp. Master NT ............                                     $  147,000      147,000
                                                                                                        ----------
(b)REPURCHASE AGREEMENT (COST $389,000) 2.7%
 J.P. Morgan Chase & Co., 1.05%, 12/03/01 (Maturity
 Value $389,034) Collateralized by U.S. Treasury
 Bills, Notes and Bonds, and U.S. Government Agencies.                                        389,000      389,000
                                                                                                        ----------
 TOTAL INVESTMENTS (COST $14,991,654) 96.7% ..........                                                  14,013,218
 OTHER ASSETS, LESS LIABILITIES 3.3% .................                                                     481,610
                                                                                                        ----------
 TOTAL NET ASSETS 100.0% .............................                                                 $14,494,828
                                                                                                        ==========

(a)  Non-income producing.

(b)  See note 1(d) regarding repurchase agreements.


See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
BOND FUND
STATEMENT OF INVESTMENTS
NOVEMBER 30, 2001


                                                                                        PRINCIPAL
                                                                                         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATION (COST $1,858,591) 1.5%


 DLJ Mortgage Acceptance Corp., 6.75%, 6/19/28 ....................................   $ 1,883,000  $  1,932,758
                                                                                                   ------------
 CORPORATE BONDS 39.0%
 AEROSPACE & DEFENSE 1.1%
(a)Northrop Grumman Corp., 7.75%, 2/15/31 .........................................     1,265,000     1,369,651
                                                                                                   ------------
 AIRLINES 1.8%
 United Air Lines Inc., 00-2, 7.186%, 4/01/11 .....................................     2,465,000     2,241,683
                                                                                                   ------------
 BANKS 1.7%
 Standard Chartered Bank, 144A, 8.00%, 5/30/31 ....................................     2,125,000     2,206,715
                                                                                                   ------------
 COMMERCIAL SERVICES & SUPPLIES 6.2%
 Fideicomiso Petacalco Trust, 144A, 10.16%, 12/23/09 ..............................       340,000       371,450
 MMCA Auto Owner Trust, -1, A2, 5.149%, 8/15/03 ...................................     3,000,000     3,001,897
 PSE & G Transition Funding LLC, 6.45%, 3/15/13 ...................................     2,400,000     2,522,990
 Waste Management Inc., 6.50%, 11/15/08 ...........................................     1,900,000     1,903,977
                                                                                                   ------------
                                                                                                      7,800,314
                                                                                                   ------------
 COMMUNICATIONS EQUIPMENT .4%
 Nextel Communications, 9.50%, 2/01/11 ............................................       675,000       551,813
                                                                                                   ------------
 DIVERSIFIED FINANCIALS 13.2%
 Citigroup Inc., sub. note, 7.25%, 10/01/10 .......................................     1,000,000     1,088,584
 General Electric Capital Corp., MTNA, 2.661%, 3/24/03 ............................     2,360,000     2,360,581
 Household Finance Corp., 6.375%, 10/15/11 ........................................     3,250,000     3,274,973
 LB Commercial Mortgage Trust, -C3, A1, 6.058%, 6/15/20 ...........................     4,557,000     4,700,907
 Morgan Stanley Capital I, WF1, A1, 6.83%, 7/15/29 ................................     2,200,931     2,315,241
 National Rural Utility Finance, 6.00%, 5/15/06 ...................................     1,000,000     1,039,340
 Sprint Capital Corp., 7.625%, 1/30/11 ............................................     1,830,000     1,920,768
                                                                                                   ------------
                                                                                                     16,700,394
                                                                                                   ------------
 DIVERSIFIED TELECOMMUNICATION SERVICES 3.4%
 CSC Holdings Inc., 8.125%, 7/15/09 ...............................................       365,000       380,545
 Pinnacle Partners, senior note, 144A, 8.83%, 8/15/04 .............................     2,090,000     2,162,065
 Verizon New England Inc., 6.50%, 9/15/11 .........................................     1,000,000     1,034,610
 Worldcom Inc., 8.25%, 5/15/31 ....................................................       700,000       719,941
                                                                                                   ------------
                                                                                                      4,297,161
                                                                                                   ------------
 ELECTRIC UTILITIES 1.5%
 Calpine Corp., senior note, 8.50%, 2/15/11 .......................................       550,000       548,539
 East Coast Power LLC, 6.737%, 3/31/08 ............................................       138,267       143,093
 TXU Corp., J, 6.375%, 6/15/06 ....................................................     1,230,000     1,255,200
                                                                                                   ------------
                                                                                                      1,946,832
                                                                                                   ------------

FIDUCIARY TRUST INTERNATIONAL
BOND FUND


                                                                                        PRINCIPAL
                                                                                         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------
 CORPORATE BONDS (continued)

 ENERGY EQUIPMENT & SERVICES 3.0%
 El Paso Energy Partners LP, senior note, MTN, 7.80%, 8/01/31 .....................   $ 1,300,000  $  1,285,223
 PSEG Energy Holdings, senior note, 10.00%, 10/01/09 ..............................     1,075,000     1,161,975
 PSEG Energy Holdings, senior note, 9.125%, 2/10/04 ...............................     1,250,000     1,324,211
                                                                                                   ------------
                                                                                                      3,771,409
                                                                                                   ------------
 GAS UTILITIES 1.4%
(+)Marlin Water Trust II/ Capital II, senior note, 144A, 6.31%, 7/15/03 ...........     2,600,000       338,234
 WCG Note Trust / Note Corp., 144A, 8.25%, 3/15/04 ................................     1,350,000     1,383,134
                                                                                                   ------------
                                                                                                      1,721,368
                                                                                                   ------------
 HEALTH CARE PROVIDERS & SERVICES .5%
(a)Healthsouth Corp., senior note, 8.50%, 2/01/08 .................................       580,000       616,250
                                                                                                   ------------
 INDUSTRIAL CONGLOMERATES 1.0%
 Tyco International Group, 6.375%, 10/15/11 .......................................     1,250,000     1,256,990
                                                                                                   ------------
 INSURANCE 2.5%
 AIG SunAmerica Financing VIII, 144A, 2.216%, 11/15/04 ............................     3,100,000     3,100,617
                                                                                                   ------------
 WIRELESS TELECOMMUNICATION SERVICES 1.3%
 Voicestream Wireless Corp., senior note, 10.375%, 11/15/09 .......................     1,500,000     1,706,250
                                                                                                   ------------
 TOTAL CORPORATE BONDS (COST $50,663,142) .........................................                  49,287,447
                                                                                                   ------------
 MORTGAGE BACKED SECURITIES 32.3%
 Federal Home Loan Mortgage Corp., 5.50%, 7/15/06 .................................     4,370,000     4,554,917
 Federal Home Loan Mortgage Corp., 5.75%, 4/15/08 .................................       320,000       334,661
 Federal Home Loan Mortgage Corp., 5.625%, 3/15/11 ................................     3,200,000     3,250,291
 Federal National Mortgage Association, 12/01/99 ..................................    10,490,000    10,621,125
 Federal National Mortgage Association, 7.50%, 12/01/30 ...........................     7,865,000     8,174,684
 Federal National Mortgage Association, 6.00%, 5/15/11 ............................     2,720,000     2,831,626
 Federal National Mortgage Association, 6.50%, 12/01/29 ...........................     6,467,000     6,646,847
 Government National Mortgage Association, SF, 7.00%, 12/01/29 ....................     4,265,000     4,396,951
                                                                                                   ------------
 TOTAL MORTGAGE BACKED SECURITIES (COST $40,818,905)...............................                  40,811,102
                                                                                                   ------------
 U.S. TREASURY SECURITIES 24.8%
 U.S. Treasury Bond, 7.25%, 8/15/22 ...............................................     4,850,000     5,851,831
 U.S. Treasury Note, 5.00%, 8/15/11 ...............................................       775,000       790,258
 U.S. Treasury Note, 7.25%, 5/15/04 ...............................................     2,865,000     3,141,541
 U.S. Treasury Note, 6.75%, 5/15/05 ...............................................     6,000,000     6,590,160
 U.S. Treasury Note, 7.00%, 7/15/06 ...............................................     8,575,000     9,626,449
 U.S. Treasury Note, 6.50%, 2/15/10 ...............................................     4,675,000     5,240,932
                                                                                                   ------------
 TOTAL U.S. TREASURY SECURITIES (COST $30,698,115).................................                  31,241,171
                                                                                                   ------------

                                                                                         SHARES
                                                                                         ------
 PREFERRED STOCKS (COST $1,989,000) 1.8%
 Centaur Funding Corp., 9.08%, pfd., 144A .........................................         1,989     2,237,625
                                                                                                   ------------

FIDUCIARY TRUST INTERNATIONAL
BOND FUND


                                                                                        PRINCIPAL
                                                                                         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------
 SHORT TERM INVESTMENTS 22.1%

 Federal Farm Credit Bank, 12/18/01 ...............................................    $  653,000  $    652,393
 Federal Home Loan Bank, 12/03/01 .................................................     1,888,000     1,887,795
 Federal Home Loan Bank, 12/06/01 .................................................    18,275,000    18,269,924
 Federal Home Loan Mortgage Corp., 12/03/01 .......................................     7,050,000     7,049,221
                                                                                                   ------------
 TOTAL SHORT TERM INVESTMENTS (COST $27,859,332) ..................................                  27,859,333
                                                                                                   ------------
 TOTAL INVESTMENTS (COST $153,887,085) 121.5% .....................................                 153,369,436
 OTHER ASSETS, LESS LIABILITIES (21.5)% ...........................................                 (27,143,400)
                                                                                                   ------------
 TOTAL NET ASSETS 100.0% ..........................................................                $126,226,036
                                                                                                   ============


(a)  See note 7 regarding restricted securities.

+    Represents defaulted bonds.


See notes to financial statements.

STATEMENT OF INVESTMENTS
NOVEMBER 30, 2001


                                                                                              CREDIT       PRINCIPAL
                                                                                              RATING*       AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM MUNICIPALS 93.1%

 ALABAMA 1.2%
 Alabama State GO, Series A, 4.50%, 6/01/04 ...............................................   AA/Aa3      $1,030,000    $ 1,071,406
                                                                                                                        -----------
 COLORADO 2.6%
 Colorado Water Resource Power Development Authority Clean Water Revenue, Series A,
   5.50%, 9/01/09 .........................................................................   AAA/Aaa      1,250,000      1,368,175
 Denver City and County School District No. 1 COP, Denver School Facilities Leasing
  Corp.,
   AMBAC Insured, 5.50%, 12/15/08 .........................................................   AAA/Aaa      1,000,000      1,065,740
                                                                                                                        -----------
                                                                                                                          2,433,915
                                                                                                                        -----------
 GEORGIA 5.4%
 Fulton County School District GO, Refunding, 6.375%, 5/01/12 .............................   AA/Aa2       2,500,000      2,919,275
 Georgia State GO, Series A, 6.25%, 4/01/11 ...............................................   AAA/Aaa      1,800,000      2,077,182
(+)Houston County Development Authority MFHR, Emerald Coast Housing, Series A,
     6.40%, 8/01/06 .......................................................................     NR           160,000          8,800
     6.85%, 8/01/18 .......................................................................     NR           390,000         21,450
                                                                                                                        -----------
                                                                                                                          5,026,707
                                                                                                                        -----------
 ILLINOIS 2.6%
 Elgin GO, Corp. Purpose, 6.00%, 1/01/13 ..................................................   AA/Aa2       1,000,000      1,101,050
 Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 ......   AAA/Aaa      1,000,000      1,262,380
                                                                                                                        -----------
                                                                                                                          2,363,430
                                                                                                                        -----------
 INDIANA 2.7%
 Indiana Bond Bank Revenue, State Revolving Fund Program, Series A, 5.50%, 8/01/04 ........   AAA/NR       1,000,000      1,065,880
 Purdue University of Indiana University Revenue, Student Fee, Series Q,
   5.375%, 7/01/07 ........................................................................   AA/Aa2       1,355,000      1,462,519
                                                                                                                        -----------
                                                                                                                          2,528,399
                                                                                                                        -----------
 IOWA 1.2%
 Iowa Finance Authority Hospital Facility Revenue, 6.25%, 2/15/04 .........................    NR/A1       1,005,000      1,063,069
                                                                                                                        -----------
 KANSAS 1.2%
 Kansas State Department of Transportation and Highway Revenue, Refunding,
   5.50%, 9/01/06 .........................................................................   AA+/Aa2      1,000,000      1,086,590
                                                                                                                        -----------
 MAINE .6%
 Maine State Housing Authority Mortgage Purchase Revenue, Refunding, Series D-1,
   5.05%, 11/15/16 ........................................................................   AA+/Aa2        525,000        530,969
                                                                                                                        -----------
 MASSACHUSETTS 4.2%
 Massachusetts State GO,
     Consolidated Loan, Refunding, Series B, 5.25%, 5/01/09 ...............................   AA-/Aa2      1,750,000      1,880,463
     Refunding, Series A, 5.25%, 1/01/07 ..................................................   AA-/Aa2      1,850,000      1,979,556
                                                                                                                        -----------
                                                                                                                          3,860,019
                                                                                                                        -----------

FIDUCIARY TRUST INTERNATIONAL
MUNICIPAL BOND FUND


                                                                                              CREDIT       PRINCIPAL
                                                                                              RATING*       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM MUNICIPALS (continued)


 MICHIGAN 10.7%
 Detroit Water Supply System Revenue, Refunding, Series B, MBIA Insured,
   5.30%, 7/01/09 .........................................................................   AAA/Aaa     $1,000,000    $ 1,075,840
 Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System,
   Series A, MBIA Insured, Pre-Refunded, 5.625%, 1/15/26 ..................................   AAA/Aaa      2,500,000      2,747,150
 Michigan State Building Authority Revenue, Facilities Program, Series II,
   5.50%, 10/15/06 ........................................................................   AA+/Aa1      3,000,000      3,264,540
 Michigan State GO, Environmental Protections Program, 6.25%, 11/01/12 ....................   AAA/Aaa      1,000,000      1,159,850
 Rochester Community School District GO, Refunding, Series I, 5.50%, 5/01/08 ..............   AAA/Aaa      1,560,000      1,697,249
                                                                                                                        -----------
                                                                                                                          9,944,629
                                                                                                                        -----------
 MINNESOTA 4.1%
 Minnesota State HFA, SFMR, Series C, 4.85%, 1/01/24 ......................................   AA+/Aa1      2,395,000      2,436,098
 University of Minnesota Revenue, Refunding, Series A, 5.75%, 7/01/13 .....................   AA/Aa2       1,250,000      1,392,813
                                                                                                                        -----------
                                                                                                                          3,828,911
                                                                                                                        -----------
 MISSISSIPPI 2.4%
 Mississippi State GO, Refunding, 5.75%, 12/01/12 .........................................   AA/Aa3       2,000,000      2,238,140
                                                                                                                        -----------
 MISSOURI 3.2%
 Missouri State Highways and Transportation Commission Road Revenue, Series A,
   5.50%, 2/01/10 .........................................................................   AA/Aa2       2,750,000      3,005,833
                                                                                                                        -----------
 NEVADA 2.7%
 Nevada State Highway Improvement Revenue, Motor Vehicle Fuel Tax, Series A,
   5.00%, 12/01/06 ........................................................................   AA/Aa3       2,320,000      2,477,899
                                                                                                                        -----------
 NEW MEXICO 1.2%
 New Mexico State Highway Commission Tax Revenue, senior sub. lien, Series A,
   6.00%, 6/15/13 .........................................................................   AA+/Aa2      1,000,000      1,121,950
                                                                                                                        -----------
 NEW YORK 10.3%
 MTA New York Dedicated Tax Fund Revenue, Series A, MBIA Insured, 6.25%, 4/01/11 ..........   AAA/Aaa      1,280,000      1,474,970
 New York State Thruway Authority Highway and Bridge Trust Fund Revenue, Series A,
     AMBAC Insured, 5.50%, 4/01/06 ........................................................   AAA/Aaa      1,000,000      1,064,630
     FSA Insured, 6.00%, 4/01/14 ..........................................................   AAA/Aaa      1,420,000      1,602,271
 New York State Urban Development Corp. Revenue, senior lien, Corporate Purpose,
   5.50%, 7/01/05 .........................................................................   AAA/Aaa        400,000        431,416
 Onondaga County GO, 5.875%, 2/15/12 ......................................................   AA+/Aa2      1,000,000      1,125,440
 Triborough Bridge and Tunnel Authority Revenue, General Purpose, Refunding,
     Series X, 6.625%, 1/01/12 ............................................................   AA-/Aa3      1,800,000      2,124,126
     Series Y, 5.90%, 1/01/07 .............................................................   AA-/Aa4        500,000        549,560
     Series Y, 6.00%, 1/01/12 .............................................................   AA-/Aa5      1,000,000      1,129,590
                                                                                                                        -----------
                                                                                                                          9,502,003
                                                                                                                        -----------

FIDUCIARY TRUST INTERNATIONAL
MUNICIPAL BOND FUND


                                                                                              CREDIT       PRINCIPAL
                                                                                              RATING*       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM MUNICIPALS (continued)

 OHIO 5.3%
 Columbus Water System Revenue, Refunding, 5.00%, 11/01/05 ................................   AA/Aa2      $2,135,000    $ 2,275,056
 Ohio State GO, Highway Capital Improvement, Series C, 4.75%, 5/01/04 .....................   AAA/Aa1      1,500,000      1,569,195
 Ohio State Turnpike Commission Turnpike Revenue, Series A, MBIA Insured, Pre-Refunded,
   5.50%, 2/15/26 .........................................................................   AAA/Aaa      1,000,000      1,097,960
                                                                                                                        -----------
                                                                                                                          4,942,211
                                                                                                                        -----------
 OREGON 2.7%
 Lane County School District No. 19 Springfield GO, Refunding, FGIC Insured,
   6.00%, 10/15/13 ........................................................................   AAA/Aaa      1,250,000      1,426,525
 Oregon State GO, Series LX, 6.75%, 5/01/05 ...............................................   AA/Aa2       1,000,000      1,115,290
                                                                                                                        -----------
                                                                                                                          2,541,815
                                                                                                                        -----------
 PENNSYLVANIA 2.9%
 Pennsylvania Infrastructure Investment Authority Revenue, Pennvest Loan Pool Program,
   Series A, 5.85%, 9/01/08 ...............................................................   AA+/NR       1,520,000      1,591,136
 Pennsylvania State GO, Refunding, AMBAC Insured, 5.125%, 9/15/04 .........................   AAA/Aaa      1,000,000      1,061,010
                                                                                                                        -----------
                                                                                                                          2,652,146
                                                                                                                        -----------
 RHODE ISLAND 2.4%
 Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
   Refunding, Series 25-A, 4.95%, 10/01/16 ................................................   AA+/Aa2        230,000        235,964
 Rhode Island State and Providence Plantations GO, Consolidated Capital Development
   Loan, Series C, 5.00%, 9/01/07 .........................................................   AA-/Aa3      1,880,000      1,997,989
                                                                                                                        -----------
                                                                                                                          2,233,953
                                                                                                                        -----------
 SOUTH CAROLINA 2.3%
 South Carolina State GO, State Highway, Series B, 5.25%, 4/01/05 .........................   AAA/Aaa      2,000,000      2,132,920
                                                                                                                        -----------
 SOUTH DAKOTA 1.7%
 South Dakota HDA Revenue, Homeownership Mortgage, Series A, 5.30%, 5/01/04 ...............   AAA/Aa1      1,480,000      1,547,754
                                                                                                                        -----------
 TENNESSEE 4.2%
 Metropolitan Government Nashville and Davidson County GO, Refunding and Improvement,
   Series A and B, 5.00%, 10/15/05 ........................................................   AA/Aa2       2,000,000      2,129,020
 Tennessee HDA Revenue, Homeownership Program, Refunding Series 1D, 4.70%, 7/01/15 ........   AA/Aa2       1,750,000      1,750,193
                                                                                                                        -----------
                                                                                                                          3,879,213
                                                                                                                        -----------
 TEXAS 5.8%
 Dallas Area Rapid Transit Revenue, senior lien, Refunding, AMBAC Insured,
   5.50%, 12/01/07 ........................................................................   AAA/Aaa      1,250,000      1,362,050
 Houston GO, Public Improvement, Refunding, Series A, 5.00%, 3/01/05 ......................   AA-/Aa3      1,500,000      1,578,195
 Kerrville ISD, GO, Refunding, 6.00%, 8/15/13 .............................................   NR/Aaa       1,000,000      1,113,490
 San Antonio Electric and Gas Revenue, Refunding, Series A, 5.125%, 2/01/09 ...............   AA/Aa1       1,250,000      1,320,475
                                                                                                                        -----------
                                                                                                                          5,374,210
                                                                                                                        -----------

FIDUCIARY TRUST INTERNATIONAL
MUNICIPAL BOND FUND


                                                                                              CREDIT       PRINCIPAL
                                                                                              RATING*       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM MUNICIPALS (continued)

 VIRGINIA 3.1%
 Virginia State Public School Authority GO, Series B, Pre-Refunded, 6.00%, 8/01/05 ........   AAA/Aa1      $ 190,000      $ 209,131
 Virginia State Public School Authority Revenue, School Financing, Refunding, Series A,
   5.25%, 8/01/06 .........................................................................   AA+/Aa1      2,500,000      2,692,975
                                                                                                                        -----------
                                                                                                                          2,902,106
                                                                                                                        -----------
 WASHINGTON 3.8%
 Clark County PUD No. 1, Generating System Revenue, FGIC Insured, ETM,
   6.00%, 1/01/08 .........................................................................   AAA/Aaa        200,000        222,610
 Pierce County School District No. 320, GO, FSA Insured, 6.00%, 12/01/14 ..................   NR/Aaa       2,000,000      2,225,540
 Washington State GO, Series C, 5.50%, 7/01/11 ............................................   AA+/Aa1      1,000,000      1,091,370
                                                                                                                        -----------
                                                                                                                          3,539,520
                                                                                                                        -----------
 WISCONSIN 2.6%
 Wisconsin State GO, Refunding, Series 2, 5.40%, 5/01/04 ..................................   AA/Aa3         700,000        737,315
 Wisconsin State Petroleum Inspection Fee Revenue, Series A, 6.00%, 7/01/11 ...............   AA-/Aa3      1,500,000      1,644,840
                                                                                                                        -----------
                                                                                                                          2,382,155
                                                                                                                        -----------
 TOTAL LONG TERM MUNICIPALS (COST $83,172,307).............................................                              86,211,872
                                                                                                                        -----------
 U.S. TREASURY SECURITIES 5.2%
 U.S. Treasury Note, 3.50%, 11/15/06.......................................................                  750,000        730,373
 U.S. Treasury Note, 5.00%, 8/15/11........................................................                4,000,000      4,078,752
                                                                                                                        -----------
 TOTAL U.S. TREASURY SECURITIES (COST $4,724,605)..........................................                               4,809,125
                                                                                                                        -----------
 TOTAL LONG TERM INVESTMENTS (COST $87,896,912)............................................                              91,020,997
                                                                                                                        -----------

                                                                                                            SHARES
                                                                                                            ------
 SHORT TERM INVESTMENTS (COST $546,500) .6%
 Merrill Lynch Institutional Tax Exempt Fund ..............................................                  546,500        546,500
                                                                                                                        -----------
 TOTAL INVESTMENTS (COST $88,443,412) 98.9% ...............................................                              91,567,497
 OTHER ASSETS, LESS LIABILITIES 1.1% ......................................................                                 982,859
                                                                                                                        -----------
 TOTAL NET ASSETS 100.0% ..................................................................                             $92,550,356
                                                                                                                        ===========

* Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

+    Represents defaulted bonds.


The following acronyms are used throughout this portfolio:

AMBAC     - American Municipal Bond Assurance Corp.
ETM       - Escrow to Maturity
FGIC      - Financial Guaranty Insurance Co.
FSA       - Financial Security Assistance
GO        - General Obligation
HDA       - Housing Development Authority/Agency
HFA       - Housing Finance Authority/Agency
ISD       - Independent School District
MBIA      - Municipal Bond Investors Assurance Corp.
MFHR      - Multi-Family Housing Revenue
PSFG      - Permanent School Fund Guarantee
PUD       - Public Utility District
SFMR      - Single Family Mortgage Revenue


See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2001


                                                               LARGE             LARGE
                                                          CAPITALIZATION    CAPITALIZATION     INTERNATIONAL
                                                              GROWTH          GROWTH AND          EQUITY
                                                               FUND           INCOME FUND          FUND
------------------------------------------------------------------------------------------------------------
Assets:
  Investments in securities:
    Cost                                                    $ 18,638,843      $ 36,914,553     $ 45,746,723
============================================================================================================
    Value                                                     19,826,976        58,813,984       43,734,712
    Repurchase agreements, at value and cost                     376,000        17,246,000        4,369,000
  Cash                                                             2,731             2,462            6,872
  Receivables:
    Investment securities sold                                   175,429                --               --
    Dividends and interest                                         8,711           150,289          182,995
  Unrealized gain on forward exchange contracts (Note 6)              --                --          189,522
------------------------------------------------------------------------------------------------------------
        Total assets                                          20,389,847        76,212,735       48,483,101
------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investment securities purchased                               41,054         1,484,599               --
    Capital shares redeemed                                        6,920                --        3,954,212
  Other liabilities                                               58,984            93,833          123,891
------------------------------------------------------------------------------------------------------------
        Total liabilities                                        106,958         1,578,432        4,078,103
------------------------------------------------------------------------------------------------------------
           Net assets, at value                             $ 20,282,889      $ 74,634,303     $ 44,404,998
============================================================================================================
Net assets consist of:
  Undistributed net investment income                       $         --      $    160,988     $    246,798
  Net unrealized appreciation (depreciation)                   1,188,133        21,899,431       (1,829,460)
  Accumulated net realized gain (loss)                        (5,415,875)        3,664,934      (16,475,799)
  Capital shares                                              24,510,631        48,908,950       62,463,459
------------------------------------------------------------------------------------------------------------
           Net assets, at value                             $ 20,282,889      $ 74,634,303     $ 44,404,998
============================================================================================================
Shares Outstanding                                             2,931,033        10,351,354        4,411,733
============================================================================================================
Net asset value and maximum offering price per share        $       6.92      $       7.21     $      10.07
============================================================================================================


See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2001


                                                                               EUROPEAN
                                                              SMALL             SMALLER                             MUNICIPAL
                                                         CAPITALIZATION        COMPANIES            BOND              BOND
                                                           EQUITY FUND           FUND               FUND              FUND
------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments in securities:
    Cost                                                 $  82,224,231     $  14,602,654      $ 153,887,085      $  88,443,412
==============================================================================================================================
    Value                                                   88,648,719        13,624,218        153,369,436         91,567,497
    Repurchase agreements, at value and cost                10,005,000           389,000                 --                 --
  Cash                                                              --             2,682                 --                 --
  Cash denominated in foreign currencies
   (identified cost $870,280)                                       --           877,398                 --                 --
  Receivables:
    Investment securities sold                                      --            43,265          1,422,222                 --
    Capital shares sold                                        521,450                --          1,402,902             35,916
    Dividends and interest                                      27,745             6,262          1,316,652          1,381,887
------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          99,202,914        14,942,825        157,511,212         92,985,300
------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investment securities purchased                          1,407,574            76,913         30,056,815                 --
    Capital shares redeemed                                         --           309,553                 --                 --
  Distributions to shareholders                                     --                --            496,660            278,871
  Funds advanced by custodian                                    6,758                --            608,544             50,952
  Other liabilities                                            128,335            61,531            123,157            105,121
------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                      1,542,667           447,997         31,285,176            434,944
------------------------------------------------------------------------------------------------------------------------------
          Net assets, at value                           $  97,660,247     $  14,494,828      $ 126,226,036      $  92,550,356
------------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
  Undistributed net investment income                    $          --     $          --      $         (12)     $          --
  Net unrealized appreciation (depreciation)                 6,424,488          (971,365)          (517,649)         3,124,085
  Accumulated net realized gain (loss)                       8,138,318        (4,895,938)           165,910            (53,872)
  Capital shares                                            83,097,441        20,362,131        126,577,787         89,480,143
------------------------------------------------------------------------------------------------------------------------------
          Net assets, at value                           $  97,660,247     $  14,494,828      $ 126,226,036      $  92,550,356
==============================================================================================================================
Shares outstanding                                           5,218,521         2,104,475         12,978,731          9,228,725
==============================================================================================================================
Net asset value and maximum offering price per share     $       18.71     $        6.89      $        9.72      $       10.03
==============================================================================================================================


See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2001


                                                                          LARGE            LARGE
                                                                     CAPITALIZATION   CAPITALIZATION     INTERNATIONAL
                                                                         GROWTH         GROWTH AND          EQUITY
                                                                          FUND          INCOME FUND          FUND
----------------------------------------------------------------------------------------------------------------------
Investment income:(a)
  Dividends                                                         $    117,399      $  1,094,102      $    874,545
  Interest                                                                94,748           191,404           147,480
----------------------------------------------------------------------------------------------------------------------
      Total investment income                                            212,147         1,285,506         1,022,025
----------------------------------------------------------------------------------------------------------------------
Expenses:
  Management fees (Note 3)                                               200,558           586,160           694,744
  Administrative fees (Note 3)                                           120,455           150,213           140,290
  Transfer agent fees (Note 3)                                            19,952            17,861            20,766
  Custodian fees (Note 3)                                                 20,187            26,323            97,134
  Reports to shareholders                                                 11,890            10,393            14,825
  Registration and filing fees                                            14,836            14,338            22,327
  Professional fees                                                       44,316            33,362            46,775
  Directors' fees and expenses                                             5,390            10,623            14,723
  Other                                                                    3,950             4,270             7,388
----------------------------------------------------------------------------------------------------------------------
      Total expenses                                                     441,534           853,543         1,058,972
      Expenses waived/paid by affiliate (Note 3)                        (152,731)          (47,127)         (225,294)
----------------------------------------------------------------------------------------------------------------------
             Net expenses                                                288,803           806,416           833,678
----------------------------------------------------------------------------------------------------------------------
                Net investment income (loss)                             (76,656)          479,090           188,347
----------------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from investments                           (5,415,875)        3,669,338       (11,340,676)
  Net unrealized depreciation on investments and translation of
   assets and liabilities denominated in foreign currencies           (4,220,512)      (12,256,112)       (7,514,174)
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss                                      (9,636,387)       (8,586,774)      (18,854,850)
----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                $ (9,713,043)     $ (8,107,684)     $(18,666,503)
======================================================================================================================


(a) Net of foreign taxes withheld of $22,303 and $147,527 for Large Capitalization Growth and Income Fund and International Equity Fund, respectively.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2001


                                                                                     EUROPEAN
                                                                     SMALL            SMALLER                            MUNICIPAL
                                                                CAPITALIZATION       COMPANIES           BOND              BOND
                                                                  EQUITY FUND         FUND(b)            FUND              FUND
------------------------------------------------------------------------------------------------------------------------------------
Investment income:(a)
  Dividends                                                      $    246,092      $     85,276      $    180,863      $         --
  Interest                                                            379,903            41,321         7,899,098         4,004,954
------------------------------------------------------------------------------------------------------------------------------------
      Total investment income                                         625,995           126,597         8,079,961         4,004,954
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Management fees (Note 3)                                          1,002,337           138,137           640,964           437,600
  Administrative fees (Note 3)                                        181,612           108,001           223,164           172,502
  Transfer agent fees (Note 3)                                         19,336            14,242            19,768            18,915
  Custodian fees (Note 3)                                              22,956            24,145            31,000            24,189
  Reports to shareholders                                              13,770            12,070             9,551            12,290
  Registration and filing fees                                         15,608            24,943            20,636            17,999
  Professional fees                                                    50,511            33,212            57,376            49,066
  Directors' fees and expenses                                         14,273             1,995            15,000            10,643
  Other                                                                 6,726             4,513             5,023             4,640
------------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                                1,327,129           361,258         1,022,482           747,844
      Expenses waived/paid by affiliate (Note 3)                      (26,673)         (195,494)          (65,261)          (47,641)
------------------------------------------------------------------------------------------------------------------------------------
        Net expenses                                                1,300,456           165,764           957,221           700,203
------------------------------------------------------------------------------------------------------------------------------------
          Net investment income (loss)                               (674,461)          (39,167)        7,122,740         3,304,751
------------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) on investments                           9,443,635        (4,901,000)        3,851,183         1,053,241
  Net change in unrealized appreciation (depreciation)
    of investments and translation of assets and liabilities
    denominated in foreign currencies                             (20,142,468)         (971,365)       (1,093,032)        2,167,732
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                           (10,698,833)       (5,872,365)        2,758,151         3,220,973
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                $(11,373,294)     $ (5,911,532)     $  9,880,891      $  6,525,724
====================================================================================================================================



(a)  Net of foreign taxes withheld of $12,444 for European Smaller Companies
     Fund.

(b) For the period January 2, 2001 (commencement of operations) to November 30, 2001.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED NOVEMBER 30, 2001 AND 2000



                                                                 LARGE CAPITALIZATION                    LARGE CAPITALIZATION
                                                                      GROWTH FUND                       GROWTH AND INCOME FUND
                                                           -------------------------------------------------------------------------
                                                               2001                2000                2001                2000
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
Operations:
Net investment income (loss)                               $    (76,656)       $   (203,528)       $    479,090        $    269,953
Net realized gain (loss) from investments                    (5,415,875)            911,048           3,669,338          14,551,020
Net unrealized depreciation on investments and
  translation of assets and liabilities denominated
  in foreign currencies                                      (4,220,512)         (4,685,240)        (12,256,112)        (16,633,318)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations         (9,713,043)         (3,977,720)         (8,107,684)         (1,812,345)
Distributions to shareholders from:
Net investment income                                                --                  --            (410,214)           (285,871)
Net realized gains                                             (911,484)         (1,878,125)        (14,555,352)        (13,513,571)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                            (911,484)         (1,878,125)        (14,965,566)        (13,799,442)
Capital share transactions (Note 2)                          (2,365,148)          7,890,606          10,655,109           2,776,895
Net increase (decrease) in net assets                       (12,989,675)          2,034,761         (12,418,141)        (12,834,892)
Net assets
Beginning of year                                            33,272,564          31,237,803          87,052,444          99,887,336
------------------------------------------------------------------------------------------------------------------------------------
End of year                                                $ 20,282,889        $ 33,272,564        $ 74,634,303        $ 87,052,444
====================================================================================================================================
Undistributed net investment income included
  in net assets:
End of year                                                $         --        $         --        $    160,988        $     92,112
====================================================================================================================================


See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED NOVEMBER 30, 2001 AND 2000





                                                                                                        SMALL CAPITALIZATION
                                                            INTERNATIONAL EQUITY FUND                        EQUITY FUND
                                                       -----------------------------------------------------------------------------
                                                            2001                 2000                 2001                 2000
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
Operations:
Net investment income (loss)                           $     188,347        $    (183,558)       $    (674,461)       $    (776,036)
Net realized gain (loss) from investments                (11,340,676)          (4,670,423)           9,443,635               23,051
Net unrealized appreciation (depreciation)
  on investments and translation of assets and
  liabilities denominated in foreign currencies           (7,514,174)         (16,478,165)         (20,142,468)           3,176,614
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                        (18,666,503)         (21,332,146)         (11,373,294)           2,423,629
Distributions to shareholders from:
Net investment income                                       (186,061)                  --                   --                   --
Net realized gains                                                --           (3,806,991)                  --           (6,793,844)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                         (186,061)          (3,806,991)                  --           (6,793,844)
Capital share transactions (Note 2)                      (29,343,276)          41,751,107             (351,859)          41,003,671
Net increase (decrease) in net assets                    (48,195,840)          16,611,970          (11,725,153)          36,633,456
Net assets
Beginning of year                                         92,600,838           75,988,868          109,385,400           72,751,944
------------------------------------------------------------------------------------------------------------------------------------
End of year                                            $  44,404,998        $  92,600,838        $  97,660,247        $ 109,385,400
====================================================================================================================================
Undistributed net investment income included
  in net assets:
End of year                                            $     246,798        $    (238,888)       $          --        $          --
====================================================================================================================================

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED NOVEMBER 30, 2001 AND 2000


                                         EUROPEAN SMALLER
                                          COMPANIES FUND                 BOND FUND                        MUNICIPAL BOND FUND
                                       ---------------------------------------------------------------------------------------------
                                           PERIOD ENDED
                                       NOVEMBER 30, 2001(a)       2001               2000               2001               2000
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
Operations:
Net investment income (loss)              $     (39,167)     $   7,122,740      $   7,295,441      $   3,304,751      $   3,049,841
Net realized gain (loss) from
  investments                                (4,901,000)         3,851,183         (1,864,638)         1,053,241           (553,240)
Net unrealized appreciation
  (depreciation) on investments
  and translation of assets and
  liabilities denominated in
  foreign currencies                           (971,365)        (1,093,032)         2,549,200          2,167,732          1,138,912
------------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets resulting from
      operations                             (5,911,532)         9,880,891          7,980,003          6,525,724          3,635,513
Distributions to shareholders from:
Net investment income                                --         (7,102,430)        (7,333,962)        (3,304,751)        (3,050,908)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                  --         (7,102,430)        (7,333,962)        (3,304,751)        (3,050,908)
Capital share transactions (Note 2)          20,406,360          8,071,346          7,783,000         15,560,987          2,485,449
    Net increase in net assets               14,494,828         10,849,807          8,429,041         18,781,960          3,070,054
Net assets
Beginning of year                                    --        115,316,698        106,887,657         73,768,396         70,698,342
------------------------------------------------------------------------------------------------------------------------------------
End of year                               $  14,494,828      $ 126,166,505      $ 115,316,698      $  92,550,356      $  73,768,396
====================================================================================================================================
Undistributed net investment
  income included in net assets:
End of year                               $          --      $         (12)     $     (20,322)     $          --      $          --
====================================================================================================================================


(a) For the period January 2, 2001 (commencement of operations) to November 30, 2001.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH FUND
FINANCIAL HIGHLIGHTS


                                                                                          YEAR ENDED NOVEMBER 30,
                                                                       -------------------------------------------------------------
                                                                            2001                  2000                   1999(b)
                                                                       -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..............................      $    10.10             $    11.79             $    10.00
                                                                       -------------------------------------------------------------
Income from investment operations:
  Net investment loss ...........................................            (.02)(c)               (.06)                  (.02)(c)
  Net realized and unrealized gains (losses) ....................           (2.88)                  (.92)                  1.81
                                                                       -------------------------------------------------------------
Total from investment operations ................................           (2.90)                  (.98)                  1.79
                                                                       -------------------------------------------------------------
Less distributions from net realized gains ......................            (.28)                  (.71)                    --
                                                                       -------------------------------------------------------------
Net asset value, end of year ....................................      $     6.92             $    10.10             $    11.79
                                                                       =============================================================


Total return(a) .................................................          (29.50)%                (9.05)%                17.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................      $   20,283             $   33,273             $   31,238
Ratios to average net assets:
  Expenses ......................................................            1.08%                  1.08%                  1.08%(d)
  Expenses, excluding waiver and payments by affiliate ..........            1.65%                  1.33%                  1.56%(d)
  Net investment loss ...........................................            (.29)%                 (.55)%                 (.21)%(d)
Portfolio turnover rate .........................................           71.59%                 69.82%                 61.89%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) For the period December 11, 1998 (commencement of operations) to November 30, 1999.

(c)  Based on average weighted shares outstanding.

(d)  Annualized.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
LARGE CAPITALIZATION GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS


                                                                                          YEAR ENDED NOVEMBER 30,
                                                                       -------------------------------------------------------------
                                                                            2001                  2000                   1999(b)
                                                                       -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ...............................     $     9.63             $    11.39              $    10.00
                                                                       -------------------------------------------------------------
Income from investment operations:
  Net investment income ..........................................            .04(c)                 .03                     .04(c)
  Net realized and unrealized gains (losses) .....................           (.81)                  (.22)                   1.38
                                                                       -------------------------------------------------------------
Total from investment operations .................................           (.77)                  (.19)                   1.42
                                                                       -------------------------------------------------------------
Less distributions from:
  Net investment income ..........................................           (.04)                  (.03)                   (.03)
  Net realized losses ............................................          (1.61)                 (1.54)                     --
                                                                       -------------------------------------------------------------
Total distributions ..............................................          (1.65)                 (1.57)                   (.03)
                                                                       -------------------------------------------------------------
Net asset value, end of year .....................................     $     7.21             $     9.63              $    11.39
                                                                       =============================================================

Total return(a) ..................................................          (9.22)%                (1.98)%                 14.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................     $   74,634             $   87,052              $   99,887
Ratios to average net assets:
  Expenses .......................................................           1.03%                   .97%                   1.08%(d)
  Expenses, excluding waiver and payments by affiliate ...........           1.09%                  1.02%                   1.11%(d)
  Net investment income ..........................................            .61%                   .28%                    .37%(d)
Portfolio turnover rate ..........................................          37.59%                  8.74%                  60.59%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) For the period December 11, 1998 (commencement of operations) to November 30, 1999.

(c)  Based on average weighted shares outstanding.

(d)  Annualized.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS


                                                                                   YEAR ENDED NOVEMBER 30,
                                                              ----------------------------------------------------------------------
                                                                   2001           2000           1999          1998          1997
                                                              ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year .......................    $    13.95      $    17.62     $    13.85    $    12.20    $    10.99
                                                              ----------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss) ...........................           .03(b)         (.03)          (.01)          .04           .02
  Net realized and unrealized gains (losses) .............         (3.88)          (2.78)          3.78          1.73          1.39
                                                              ----------------------------------------------------------------------
Total from investment operations .........................         (3.85)          (2.81)          3.77          1.77          1.41
                                                              ----------------------------------------------------------------------
Less distributions from:
  Net investment income ..................................          (.03)             --             --          (.12)         (.20)
  Net realized gains .....................................            --            (.86)            --            --            --
                                                              ----------------------------------------------------------------------
Total distributions ......................................          (.03)           (.86)            --          (.12)         (.20)
                                                              ----------------------------------------------------------------------
Net asset value, end of year .............................    $    10.07      $    13.95     $    17.62    $    13.85    $    12.20
                                                              ======================================================================

Total return(a) ..........................................        (27.66)%        (17.03)%        27.22%        14.61%        13.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................    $   44,405      $   92,601     $   75,989    $   74,445    $   40,869
Ratios to average net assets:
  Expenses ...............................................          1.20%           1.20%          1.20%         1.39%         1.60%
  Expenses, excluding waiver and payments by affiliate ...          1.52%           1.38%          1.40%         1.49%         1.73%
  Net investment income (loss) ...........................           .27%           (.17)%          .00%          .27%          .13%
Portfolio turnover rate ..................................         80.57%          84.44%         71.91%        67.73%        54.98%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge.

(b)  Based on average weighted shares outstanding.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
SMALL CAPITALIZATION EQUITY FUND
FINANCIAL HIGHLIGHTS


                                                                                          YEAR ENDED NOVEMBER 30,
                                                                        ------------------------------------------------------------
                                                                           2001          2000        1999        1998        1997
                                                                        ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year .............................        $ 21.00       $  20.81     $ 13.26     $ 14.37     $ 12.08
                                                                        ------------------------------------------------------------
Income from investment operations:
  Net investment loss ..........................................          (.13)(b)       (.15)       (.16)        (.15)(b)    (.09)
  Net realized and unrealized gains (losses) ...................          (2.16)          2.25        7.71        (.61)       2.38
                                                                        ------------------------------------------------------------
Total from investment operations ...............................          (2.29)          2.10        7.55        (.76)       2.29
                                                                        ------------------------------------------------------------
Less distributions from net realized gains .....................             --          (1.91)         --        (.35)         --
                                                                        ------------------------------------------------------------
Net asset value, end of year ...................................        $ 18.71       $  21.00     $ 20.81     $ 13.26     $ 14.37
                                                                        ============================================================

Total return(a) ................................................         (10.90)%        10.22%      56.94%      (5.34)%     18.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................        $97,660       $109,385     $72,752     $46,233     $40,505
Ratios to average net assets:
  Expenses .....................................................           1.30%          1.27%       1.44%       1.50%       1.50%
  Expenses, excluding waiver and payments by affiliate .........           1.32%          1.29%       1.44%       1.51%       1.74%
  Net investment loss ..........................................           (.67)%         (.68)%      (.95)%     (1.08)%      (.89)%
Portfolio turnover rate ........................................         111.67%         90.01%     130.23%     157.96%     110.87%


(a) Total return does not reflect sales commissions or the contingent deferred sales charge.

(b)  Based on average weighted shares outstanding.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
EUROPEAN SMALLER COMPANIES FUND
FINANCIAL HIGHLIGHTS


                                                               PERIOD ENDED
                                                            NOVEMBER 30, 2001(b)
                                                            --------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of year ......................      $    10.00
                                                               ----------
Income from investment operations:
  Net investment loss ...................................            (.02)(c)
  Net realized and unrealized losses ....................           (3.09)
                                                               ----------
Total from investment operations ........................           (3.11)
                                                               ----------
Net asset value, end of period ..........................      $     6.89
                                                               ==========

Total return(a) .........................................          (31.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......................      $   14,495
Ratios to average net assets:
  Expenses ..............................................            1.20%(d)
  Expenses, excluding waiver and payments by affiliate ..            2.62%(d)
  Net investment loss ...................................            (.28)%(d)
Portfolio turnover rate .................................           82.43%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) For the period January 2, 2001 (commencement of operations) to November 30, 2001.

(c) Based on average weighted shares outstanding.

(d) Annualized.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
BOND FUND
FINANCIAL HIGHLIGHTS


                                                                                                  YEAR ENDED NOVEMBER 30,
                                                                                          ------------------------------------------
                                                                                            2001            2000          1999(b)
                                                                                          ------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year .....................................                  $   9.49        $   9.44      $  10.00
                                                                                          ------------------------------------------
Income from investment operations:
  Net investment income ................................................                       .54(c)          .63           .61(c)
  Net realized and unrealized gains (losses) ...........................                       .24             .05          (.58)
                                                                                          ------------------------------------------
Total from investment operations .......................................                       .78             .68           .03
                                                                                          ------------------------------------------
Less distributions from net investment income ..........................                      (.55)           (.63)         (.59)
                                                                                          ------------------------------------------
Net asset value, end of year ...........................................                  $   9.72        $   9.49      $   9.44
                                                                                          ==========================================

Total return(a) ........................................................                      8.25%           7.53%          .31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................................                  $126,226        $115,317      $106,888
Ratios to average net assets:
  Expenses .............................................................                       .75%            .74%          .85%(d)
  Expenses, excluding waiver and payments by affiliate                                         .80%            .79%          .88%(d)
  Net investment income ................................................                      5.56%           6.72%         6.45%(d)
Portfolio turnover rate ................................................                    419.58%         211.13%       175.28%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) For the period December 11, 1998 (commencement of operations) to November 30, 1999.

(c) Based on average weighted shares outstanding.

(d) Annualized.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS

                                                                                              YEAR ENDED NOVEMBER 30,
                                                                                 --------------------------------------------------
                                                                                    2001               2000              1999(b)
                                                                                 --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year .........................................     $     9.64         $     9.56       $    10.00
                                                                                 --------------------------------------------------
Income from investment operations:
  Net investment income ....................................................            .38(c)             .41              .38(c)
  Net realized and unrealized gains (losses) ...............................            .39                .08             (.44)
                                                                                 --------------------------------------------------
Total from investment operations ...........................................            .77                .49             (.06)
                                                                                 --------------------------------------------------
Less distributions from net investment income ..............................           (.38)              (.41)            (.38)
                                                                                 --------------------------------------------------
Net asset value, end of year ...............................................     $    10.03         $     9.64       $     9.56
                                                                                 ==================================================
Total return(a) ............................................................           8.06%              5.21%            (.66)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................................     $   92,550         $   73,768       $   70,698
Ratios to average net assets:
  Expenses .................................................................            .80%               .79%             .80%(d)
  Expenses, excluding waiver and payments by affiliate .....................            .85%               .84%             .91%(d)
  Net investment income ....................................................           3.78%              4.25%            4.00%(d)
Portfolio turnover rate ....................................................          58.96%            123.21%           61.29%

(a) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(b) For the period December 11, 1998 (commencement of operations) to November 30, 1999.

(c) Based on average weighted shares outstanding.

(d) Annualized.

See notes to financial statements.

FIDUCIARY TRUST INTERNATIONAL
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2001


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

FTI Funds (the Trust) is registered under the Investment Company Act of 1940, as an open-end investment company consisting of seven diversified portfolios (individually referred to as the Fund, or collectively as the Funds) which are presented herein:

GROWTH                                         GROWTH AND INCOME                                      INCOME
---------------------------------------------------------------------------------------------------------------
Large Capitalization Growth Fund               Large Capitalization Growth and Income Fund            Bond Fund

International Equity Fund                      Municipal Bond Fund

Small Capitalization Fund

European Smaller Companies Fund

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

FIDUCIARY TRUST INTERNATIONAL

c. FOREIGN CURRENCY CONTRACTS (CONT.)

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At November 30, 2001, all outstanding repurchase agreements held by the Funds had been entered into on that date.

e. INCOME TAXES

No provision has been made for income taxes because the Funds' policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of their taxable income.

f. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Funds. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of average net assets of each fund to the combined average net assets. Other expenses are charged to each fund on a specific identification basis.

g. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

h. AUDIT GUIDE

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on debt securities effective December 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect, although not yet fully determined, will have no impact on the total net assets of the Fund.

FIDUCIARY TRUST INTERNATIONAL

2. SHARES OF BENEFICIAL INTEREST

At November 30, 2001, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                                           LARGE CAPITALIZATION GROWTH FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                               322,716       $   2,747,464             785,274       $   9,613,216
Shares issued on reinvestment of distributions             95,541             910,509               1,498              17,175
Shares redeemed                                          (781,842)         (6,023,121)           (142,596)         (1,739,785)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                  (363,585)      $  (2,365,148)            644,176       $   7,890,606
=============================================================================================================================

                                                                      LARGE CAPITALIZATION GROWTH AND INCOME FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                               440,266       $   3,355,903           1,280,204       $  12,889,271
Shares issued on reinvestment of distributions          1,825,051          14,289,554               5,101              50,297
Shares redeemed                                          (957,102)         (6,990,348)         (1,015,091)        (10,162,673)
-----------------------------------------------------------------------------------------------------------------------------
Net increase                                            1,308,215       $  10,655,109             270,214       $   2,776,895
=============================================================================================================================

                                                                               INTERNATIONAL EQUITY FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                            29,576,524       $ 340,815,549          15,089,857       $ 259,041,015
Shares issued on reinvestment of distributions              2,451              34,024              32,315             581,995
Shares redeemed                                       (31,804,208)       (370,192,849)        (12,798,357)       (217,871,903)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                (2,225,233)      $ (29,343,276)          2,323,815       $  41,751,107
=============================================================================================================================

                                                                           SMALL CAPITALIZATION EQUITY FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                             1,835,795       $  35,593,900           4,261,103       $ 102,828,570
Shares issued on reinvestment of distributions                 --                  --              69,300           1,434,503
Shares redeemed                                        (1,825,443)        (35,945,759)         (2,618,791)        (63,259,402)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                    10,352       $    (351,859)          1,711,612       $  41,003,671
=============================================================================================================================

FIDUCIARY TRUST INTERNATIONAL

                                                 EUROPEAN SMALLER COMPANIES FUND
                                                 -------------------------------
                                                   PERIOD ENDED NOVEMBER 30,
                                                 -------------------------------
                                                            2001*
                                                 -------------------------------
                                                  SHARES              AMOUNT
--------------------------------------------------------------------------------
Shares sold                                      2,408,972         $ 22,717,533
Shares redeemed                                   (304,497)          (2,311,173)
--------------------------------------------------------------------------------
Net increase                                     2,104,475         $ 20,406,360
================================================================================

* For the period January 2, 2001 (commencement of operations) to November 30, 2001.

                                                                                      BOND FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                             8,473,651       $  83,591,267           2,253,862       $  21,075,016
Shares issued on reinvestment of distributions              2,639              26,037               9,765              91,114
Shares redeemed                                        (7,649,817)        (75,545,958)         (1,437,149)        (13,383,130)
-----------------------------------------------------------------------------------------------------------------------------
Net increase                                              826,473       $   8,071,346             826,478       $   7,783,000
==============================================================================================================================

                                                                                 MUNICIPAL BOND FUND
                                                      -----------------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                      -----------------------------------------------------------------------
                                                                   2001                                    2000
                                                      -----------------------------------------------------------------------
                                                         SHARES             AMOUNT               SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                             2,516,202       $  24,939,599           1,671,615       $  15,962,705
Shares issued on reinvestment of distributions                445               4,474                 425               4,093
Shares redeemed                                          (941,496)         (9,383,086)         (1,413,333)        (13,481,349)
-----------------------------------------------------------------------------------------------------------------------------
Net increase                                            1,575,151       $  15,560,987             258,707       $   2,485,449
==============================================================================================================================


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers and/or directors of Fiduciary International, Inc. (Advisers), Federated Administrative Services (FAS), Edgewood Services, Inc. (Distributors), Federated Services Company (FServ), and Fiduciary Trust Company International, the Funds' investment manager, administrator, principal underwriter, transfer agent and portfolio accounting provider, custodian, respectively.

FIDUCIARY TRUST INTERNATIONAL

All funds pay an investment management fee to Advisers based on the average net assets of the funds as follows:


                                                                     INVESTMENT
                                                                     ADVISER FEE
FUND                                                                 PERCENTAGE
--------------------------------------------------------------------------------
Large Capitalization Growth Fund                                        0.75%
Large Capitalization Growth and Income Fund                             0.75%
International Equity Fund                                               1.00%
Small Capitalization Equity Fund                                        1.00%

                                                                     INVESTMENT
                                                                     ADVISER FEE
FUND                                                                 PERCENTAGE
--------------------------------------------------------------------------------
European Smaller Companies Fund                                         1.00%
Bond Fund                                                               0.50%
Municipal Bond Fund                                                     0.50%

The Funds pay their allocated share of administrative fees to Federated Administrative Services (FAS), with fees ranging from 0.150% to 0.075% based on the Fund's average daily net assets, subject to a minimum fee of $75,000 per Fund.

The Funds reimburse Distributors up to 0.25% of average daily net assets, for costs incurred in marketing the Fund's shares. For the year ended November 30, 2001, the Funds did not incur a distribution services fee.

Advisers, FAS, and Distributors may voluntarily choose to waive any portion of their fees. Each can modify or terminate this voluntary waiver at any time at its sole discretion.

FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Fiduciary Trust Company International is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Effective January 2, 2002, Franklin Templeton Services, LLC, Franklin/Templeton Investor Services, LLC and Franklin/Templeton Distributors, Inc. will become the administrative manager, transfer agent and principal underwriter, respectively.


4. INCOME TAX

At November 30, 2001, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                               LARGE                           EUROPEAN
                                           CAPITALIZATION   INTERNATIONAL       SMALLER         MUNICIPAL
                                            GROWTH FUND      EQUITY FUND     COMPANIES FUND     BOND FUND
----------------------------------------------------------------------------------------------------------
Capital loss carryforward expiring in:
    2008                                    $        --      $ 4,651,723      $        --      $    53,872
    2009                                      5,208,647       11,824,074        4,883,861               --
----------------------------------------------------------------------------------------------------------
                                            $ 5,208,647      $16,475,797      $ 4,883,861      $    53,872
==========================================================================================================

FIDUCIARY TRUST INTERNATIONAL

At November 30, 2001, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                                       LARGE
                                                    LARGE          CAPITALIZATION                           SMALL
                                                CAPITALIZATION       GROWTH AND       INTERNATIONAL     CAPITALIZATION
                                                 GROWTH FUND        INCOME FUND        EQUITY FUND        EQUITY FUND
----------------------------------------------------------------------------------------------------------------------
Investments at cost                             $  19,222,071      $  54,160,553      $  50,005,872      $  92,229,231
======================================================================================================================
Unrealized appreciation                         $   3,688,301      $  22,034,059      $   3,489,971      $  11,100,617
Unrealized depreciation                            (2,707,396)          (134,628)        (5,392,131)        (4,676,129)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)      $     980,905      $  21,899,431      $  (1,902,160)     $   6,424,488
======================================================================================================================

                                                                     EUROPEAN
                                                                      SMALLER                              MUNICIPAL
                                                                   COMPANIES FUND       BOND FUND          BOND FUND
----------------------------------------------------------------------------------------------------------------------
Investments at cost                                                $  15,003,731      $ 153,981,884      $  88,443,412
======================================================================================================================
Unrealized appreciation                                            $     929,830      $   2,365,508      $   3,345,984
Unrealized depreciation                                               (1,920,343)        (2,977,956)          (221,899)
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                         $    (990,513)     $    (612,448)     $   3,124,085
======================================================================================================================

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, and foreign currency transactions.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended November 30, 2001 were as follows:

                                     LARGE
                   LARGE        CAPITALIZATION                         SMALL
              CAPITALIZATION      GROWTH AND       INTERNATIONAL  CAPITALIZATION
                GROWTH FUND       INCOME FUND       EQUITY FUND     EQUITY FUND
--------------------------------------------------------------------------------
Purchases       $18,629,457       $26,737,034       $52,790,783    $111,091,677
Sales           $17,428,626       $44,103,333       $84,707,281    $100,743,270

                               EUROPEAN SMALLER                       MUNICIPAL
                                COMPANIES FUND       BOND FUND        BOND FUND
--------------------------------------------------------------------------------
Purchases                         $30,808,424      $543,260,150      $65,731,322
Sales                             $11,456,831      $533,283,520      $49,705,837

FIDUCIARY TRUST INTERNATIONAL

6. FORWARD CURRENCY CONTRACTS

At November 30, 2001, the Funds had an outstanding forward exchange contract as set out below. The contract is reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

                                                 INTERNATIONAL EQUITY FUND
                                   --------------------------------------------------------
                                   IN EXCHANGE FOR    SETTLEMENT DATE   NET UNREALIZED GAIN
                                   --------------------------------------------------------
CONTRACT TO SELL:
709,250,500    Japanese Yen        U.S. $5,949,090       12/11/01          U.S. $189,522
                                   --------------------------------------------------------

7. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at November 30, 2001 are as follows:

 PRINCIPAL                                                                            ACQUISITION
  AMOUNT      ISSUER                                                                     DATE            VALUE
----------------------------------------------------------------------------------------------------------------
BOND FUND
 $ 580,000    Healthsouth Corp., senior note, 8.50%, 2/01/08                            1/25/01       $  616,250
 1,265,000    Northrop Grumman Corp., 7.75%, 2/15/31                                    2/22/01        1,369,651
----------------------------------------------------------------------------------------------------------------
              TOTAL RESTRICTED SECURITIES (COST $1,832,995) (1.6% OF NET ASSETS)                      $1,985,901
================================================================================================================

8. CONCENTRATION OF CREDIT RISK

International Equity Fund and European Smaller Companies Fund invest in securities of non-U.S. issuers. Although the Funds maintain a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

FIDUCIARY TRUST INTERNATIONAL

Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. At November 30, 2001, the diversification of industries for International Equity Fund was as follows:


                                                                        % OF
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Air Freight & Couriers                                                   2.9%
Automobiles                                                              3.4%
Banks                                                                    9.5%
Beverages                                                                1.3%
Biotechnology                                                            1.3%
Chemicals                                                                1.5%
Commercial Services & Supplies                                           2.2%
Communications Equipment                                                 3.0%
Computers & Peripherals                                                  1.1%
Distributors                                                             1.2%
Diversified Financials                                                  13.4%
Electric Utilities                                                       1.0%
Electrical Equipment                                                     1.9%
Electronic Equipment & Instruments                                       2.9%
Energy Equipment & Services                                              2.2%

                                                                        % OF
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Food & Drug Retailing                                                    5.5%
Hotels Restaurants & Leisure                                             2.4%
Household Durables                                                       4.3%
Insurance                                                                1.0%
Machinery                                                                2.8%
Media                                                                    4.0%
Office Electronics                                                       1.2%
Oil & Gas                                                                6.5%
Personal Products                                                        2.6%
Pharmaceuticals                                                         12.4%
Real Estate                                                              1.5%
Semiconductor Equipment & Products                                       1.7%
Specialty Retail                                                         0.9%
Wireless Telecommunication Services                                      2.9%

At November 30, 2001, the diversification of industries for European Smaller Companies Fund was as follows:


                                                                        % OF
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Banks                                                                    5.6%
Beverages                                                                2.7%
Biotechnology                                                            1.6%
Building Products                                                        2.2%
Commercial Services & Supplies                                          18.9%
Computers & Peripherals                                                  2.0%
Construction & Engineering                                               2.7%
Diversified Financials                                                   3.8%
Electrical Equipment                                                     2.7%
Electronic Equipment & Instruments                                       4.0%
Food Products                                                            2.3%
Health Care Equipment & Supplies                                         9.2%


                                                                        % OF
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Health Care Providers & Services                                         2.4%
Hotels Restaurants & Leisure                                             2.8%
Insurance                                                                1.5%
Leisure Equipment & Products                                             2.9%
Machinery                                                                4.1%
Media                                                                    6.2%
Pharmaceuticals                                                          4.0%
Real Estate                                                              1.0%
Semiconductor Equipment & Products                                       1.1%
Software                                                                 3.7%
Specialty Retail                                                         3.7%
Water Utilities                                                          1.9%

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Trustees and Shareholders of
FTI Funds:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of FTI Funds (comprising, respectively, the Large Capitalization Growth Fund, Large Capitalization Growth and Income Fund, International Equity Fund, Small Capitalization Equity Fund, European Smaller Companies Fund, Bond Fund and Municipal Bond Fund) (collectively, "the Funds"), as of November 30, 2001, and the related statement of operations, the statements of changes in net assets and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of November 30, 2001 and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising FTI Funds at November 30, 2001, and the results of their operations, the changes in their net assets and financial highlights for each of the periods presented therein, in conformity with accounting principles generally accepted in the United States.


                                                          /s/ Ernst & Young, LLP


Boston, Massachusetts
January 9, 2002


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